Exhibit 10.1

LEASE

RAR2-CROSBY CORPORATE CENTER QRS, INC.,

a Maryland corporation

Landlord,

and

ASPEN TECHNOLOGY, INC.,

a Delaware corporation

Tenant

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TABLE OF CONTENTS

(continued)

		Page

33.	FINANCIAL STATEMENTS AND CREDIT REPORTS	39

34.	COMMISSIONS	40

35.	TIME AND APPLICABLE LAW	40

36.	SUCCESSORS AND ASSIGNS	40

37.	ENTIRE AGREEMENT	40

38.	EXAMINATION NOT OPTION	40

39.	RECORDATION	40

40.	OPTION TO EXTEND	40

41.	LIMITATION OF LANDLORD’S LIABILITY	42

42.	TERMINATION OPTION	43

43.	RIGHTS OF FIRST OFFER	43

44.	INTENTIONALLY OMITTED	46

45.	LANDLORD REPRESENTATIONS AND WARRANTIES	46

46.	SPACE MEASUREMENT	46

47.	SATELLITE DISH	46

EXHIBIT A-1 — FLOOR PLAN DEPICTING THE 20 CROSBY PREMISES

EXHIBIT A-2 — FLOOR PLAN DEPICTING THE 28 CROSBY PREMISES

EXHIBIT A-3 — FLOOR PLAN DEPICTING THE 22 CROSBY PREMISES

EXHIBIT A-4 — SITE PLAN

EXHIBIT B — INITIAL ALTERATIONS

EXHIBIT C — COMMENCEMENT DATE MEMORANDUM

EXHIBIT D — RULES AND REGULATIONS

EXHIBIT E — FORM OF LETTER OF CREDIT

EXHIBIT F —TENANT’S EXCLUSIVE PARKING SPACES

EXHIBIT G — CLEANING SPECIFICATIONS

EXHIBIT H-1 — 22 CROSBY RIGHT OF FIRST OFFER SPACE

TABLE OF CONTENTS

(continued)

Page

EXHIBIT H-2 — 28 CROSBY RIGHT OF FIRST OFFER SPACE

EXHIBIT H-3 — 28 CROSBY SECOND FLOOR RIGHT OF FIRST OFFER SPACE

EXHIBIT I — NOTICE OF LEASE

OFFICE LEASE

REFERENCE PAGES

20 CROSBY BUILDING:	20 Crosby Drive Bedford, Massachusetts 01730

22 CROSBY BUILDING:	22 Crosby Drive Bedford, Massachusetts 01730

28 CROSBY BUILDING:	28 Crosby Drive Bedford, Massachusetts 01730 The 20 Crosby Building, 22 Crosby Building and 28 Crosby Building are referred to collectively herein as the “Buildings.”

LANDLORD:	RAR2-CROSBY CORPORATE CENTER QRS, INC., a Maryland corporation

LANDLORD’S ADDRESS:	c/o RREEF 4 Technology Drive Westborough, Massachusetts 01581

WIRE INSTRUCTIONS AND/OR ADDRESS FOR RENT PAYMENT FOR THE PREMISES:	RAR2-CROSBY CORPORATE CENTER QRS, INC. 61.L460001, 2, 5 Crosby Corp. Ctr. - 20, 22, 28 P.O. Box 9046 Addison, TX 75001-9046

LEASE REFERENCE DATE:	January 27, 2014

TENANT:	ASPEN TECHNOLOGY, INC., a Delaware corporation

TENANT’S NOTICE ADDRESS:

(a) As of beginning of Term:	20 Crosby Drive Bedford, Massachusetts 01730

(b) Prior to beginning of Term (if different):	200 Wheeler Road Burlington, Massachusetts 01803

PREMISES ADDRESS:	20, 22 and 28 Crosby Drive Bedford, Massachusetts 01730

Initials

PREMISES RENTABLE AREA:

From the Commencement Date through the day immediately preceding the Expansion Premises Commencement Date, the “Premises Rentable Area” shall consist of approximately 105,874 rentable square feet in the aggregate, consisting of (a) the entire 20 Crosby Building, containing approximately 78,689 rentable square feet as shown on Exhibit A-1 attached hereto (the “20 Crosby Premises”), and (b) approximately 27,185 rentable square feet located on the second (2nd) floor of the 28 Crosby Building as shown on Exhibit A-2 attached hereto (the “28 Crosby Premises” and, together with the 20 Crosby Premises, the “Pre-Expansion Premises”).

From the Expansion Premises Commencement Date through the Termination Date, the “Premises Rentable Area” shall consist of approximately 142,673 rentable square feet in the aggregate, consisting of (a) the Pre-Expansion Premises, and (b) approximately 36,799 rentable square feet located on the second (2nd) floor of the 22 Crosby Building as shown on Exhibit A-3 attached hereto (the “22 Crosby Premises” or the “Expansion Premises”).

PREMISES:

From the Commencement Date through the day immediately preceding the Expansion Premises Commencement Date, the “Premises” shall consist of the Pre-Expansion Premises.

From the Expansion Premises Commencement Date through the Termination Date, the “Premises” shall consist of the Pre-Expansion Premises and the Expansion Premises.

20 CROSBY BUILDING RENTABLE AREA:	Approximately 78,689 rentable square feet.

22 CROSBY BUILDING RENTABLE AREA:	Approximately 54,067 rentable square feet.

28 CROSBY BUILDING RENTABLE AREA:	Approximately 117,185 rentable square feet.

SCHEDULED COMMENCEMENT DATE:	November 1, 2014.

Initials

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EXPANSION PREMISES SCHEDULED COMMENCEMENT DATE:	February 1, 2015.

COMMENCEMENT DATE:

The earlier of the date upon which (a) Tenant occupies any portion of the Premises for the conduct of its business, or (b) the Substantial Completion Date (as defined on Exhibit B attached hereto) for the Pre-Expansion Premises occurs pursuant to the terms and provisions of Exhibit B. The period from the Commencement Date to the last day of the same month is referred to hereunder as the “Commencement Month.”

EXPANSION PREMISES COMMENCEMENT DATE:	The Substantial Completion Date for the Expansion Premises.

TERM:	Approximately ten (10) years, five (5) months, beginning on the Commencement Date and ending on the Termination Date.

TERMINATION DATE:

The last day of the one hundred twenty-fifth (125th) full calendar month after the Commencement Date (if the Commencement Month is not a full calendar month), or the last day of the one hundred twenty-five (125) month period that begins with and includes (if the Commencement Month is a full calendar month), the Commencement Month.

PRE-EXPANSION PREMISES RENT COMMENCEMENT DATE:	The one hundred fiftieth (150th) day following the Commencement Date.

EXPANSION PREMISES RENT COMMENCEMENT DATE:	The Expansion Premises Commencement Date.

Initials

ANNUAL RENT and MONTHLY INSTALLMENT OF RENT (Article 3):

For the Pre-Expansion Premises:

Period		Rentable Square	Annual Rent Per Square				Monthly Installment
From	Through	Footage	Foot		Annual Rent		of Rent
Commencement Date	The day immediately preceding the Pre-Expansion Premises Rent Commencement Date (the “Pre-Expansion Premises Free Base Rent Period”)	105,874	$0.00	*	$0.00	*	$0.00	*
Pre-Expansion Premises Rent Commencement Date	End of Month 12, which shall mean the end of the twelfth (12th) full calendar month after the Commencement Month (if the Commencement Month shall be a partial month) or shall mean the end of the twelve (12) month period that includes the Commencement Month (if the Commencement Month shall be a full calendar month)	105,874	$22.50		$2,382,165.00		$198,513.75
Month 13	Month 24	105,874	$23.00		$2,435,102.00		$202,925.17
Month 25	Month 36	105,874	$23.50		$2,488,039.00		$207,336.58
Month 37	Month 48	105,874	$24.00		$2,540,976.00		$211,748.00

Initials

Month 49	Month 60	105,874	$24.50	$2,593,913.00	$216,159.42
Month 61	Month 72	105,874	$25.00	$2,646,850.00	$220,570.83
Month 73	Month 84	105,874	$25.50	$2,699,787.00	$224,982.25
Month 85	Month 96	105,874	$26.00	$2,752,724.00	$229,393.67
Month 97	Month 108	105,874	$26.50	$2,805,661.00	$233,805.08
Month 109	Termination Date	105,874	$27.00	$2,858,598.99	$238,216.50

* Notwithstanding anything to the contrary set forth above, Tenant shall not be required to pay Taxes or Expenses (but Tenant shall pay for its electricity for the Pre-Expansion Premises) during the Pre-Expansion Premises Free Base Rent Period in accordance with the terms and provisions of this Lease.

For the 22 Crosby Premises:

Period		Rentable Square	Annual Rent Per Square		Monthly Installment
From	Through	Footage	Foot	Annual Rent	of Rent
Expansion Premises Commencement Date	End of Month 12, which shall mean the end of the twelfth (12th) full calendar month after the Commencement Month (if the Commencement Month shall be a partial month) or shall mean the end of the twelve (12) month period that includes the Commencement Month (if the Commencement Month shall be a full calendar month)	36,799	$22.50	$827,977.50	$68,998.13
Month 13	Month 24	36,799	$23.00	$846,377.00	$70,531.42

Initials

Month 25	Month 36	36,799	$23.50	$864,776.50	$72,064.71
Month 37	Month 48	36,799	$24.00	$883,176.00	$73,598.00
Month 49	Month 60	36,799	$24.50	$901,575.50	$75,131.29
Month 61	Month 72	36,799	$25.00	$919,975.00	$76,664.58
Month 73	Month 84	36,799	$25.50	$938,374.50	$78,197.88
Month 85	Month 96	36,799	$26.00	$956,774.00	$79,731.17
Month 97	Month 108	36,799	$26.50	$975,173.50	$81,264.46
Month 109	Termination Date	36,799	$27.00	$993,573.00	$82,797.75

BASE YEAR (EXPENSES):	Calendar Year 2015 (January 1, 2015 through December 31, 2015).

BASE YEAR (TAXES):	Fiscal Year 2016 (July 1, 2015 through June 30, 2016).

TENANT’S PROPORTIONATE SHARE FOR EXPENSES FOR 20 CROSBY PREMISES:	One Hundred and 00/100 percent (100%).

TENANT’S PROPORTIONATE SHARE FOR EXPENSES FOR 22 CROSBY PREMISES:	Sixty-eight and 06/100 percent (68.06%).

TENANT’S PROPORTIONATE SHARE FOR EXPENSES FOR 28 CROSBY PREMISES:	Twenty-three and 20/100 percent (23.20%)

TENANT’S PROPORTIONATE SHARE FOR TAXES FOR 20 CROSBY PREMISES:

Twenty-three and 97/100 percent (23.97%) (which is the percentage derived by dividing the 20 Crosby Premises Rentable Area by the Rentable Square Footage of the “Parcel” (as such term is defined in Section 4.1.3) and multiplying the result thereof by 100).

TENANT’S PROPORTIONATE SHARE FOR TAXES FOR 22 CROSBY PREMISES:

Eleven and 21/100 percent (11.21%) (which is the percentage derived by dividing the 22 Crosby Premises Rentable Area by the Rentable Square Footage of the “Parcel” and multiplying the result thereof by 100).

TENANT’S PROPORTIONATE SHARE FOR TAXES FOR 28 CROSBY PREMISES:

Eight and 28/100 percent (8.28%) (which is the percentage derived by dividing the 28 Crosby Premises Rentable Area by the Rentable Square Footage of the “Parcel” and multiplying the result thereof by 100).

Initials

COMMON AREAS:

Means, collectively, the: (a) public or common lobbies, hallways, stairways, elevators (if any), duct shafts, electrical and common risers, loading docks and common walkways and corridors necessary for access to, from and between the Buildings and the Premises and, if the portion of the Premises on any floor within a Building that Tenant does not occupy one hundred percent (100%) of includes less than the entire floor of such Building, any common toilets, any corridors required for access to the Premises and any elevator lobby of such floor; and (b) access roads, driveways, the Parking Facility (as hereinafter defined) serving the Buildings, loading areas, pedestrian sidewalks, landscaped areas, trash enclosures (if any), and other areas or facilities (if any), which are located in or on the Parcel and/or the Park (as hereinafter defined) and designated by Landlord from time to time for the non-exclusive use of tenants and other occupants of the Parcel and/or the Park.

SECURITY DEPOSIT:	Two Hundred Sixty-Seven Thousand Five Hundred Eleven and 88/100 Dollars ($267,511.88), in the form of a letter of credit pursuant to Article 5.

AFTER-HOURS HVAC COST:

$40.00 per hour, subject to change, but in no event to exceed the actual cost to Landlord from time to time; provided, that (a) such $40.00 per hour charge shall be in effect through at least the three (3) year anniversary of the Commencement Date, and (b) in no event shall Landlord charge Tenant an After-Hours HVAC Cost in an amount greater than it charges any other tenant or occupant in the Park.

PARKING:

From the Commencement Date through the day immediately preceding the Expansion Premises Commencement Date, three hundred eighty-one (381) non-exclusive parking spaces (based upon a parking ratio of 3.6 parking spaces per 1,000 rentable square feet of Premises Rentable Area during such period), which number of parking spaces includes ten

Initials

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(10) exclusive parking spaces located in the locations identified on Exhibit F attached hereto at the front entrance of the 20 Crosby Building (collectively, the “Exclusive Parking Spaces”) with appropriate signage therefor provided by Landlord at Landlord’s expense, all subject to the terms and provisions of Article 30.

From the Expansion Premises Commencement Date through the Termination Date, five hundred fourteen (514) non-exclusive parking spaces (based upon a parking ratio of 3.6 parking spaces per 1,000 rentable square feet of Premises Rentable Area during such period), which number of parking spaces includes the Exclusive Parking Spaces.

Notwithstanding the foregoing, in the event that Tenant leases additional space in the Park from time to time, pursuant to Article 43 or otherwise (“Additional Space”), Tenant shall be entitled to 3.36 parking spaces per 1,000 rentable square feet of Premises Rentable Area for such Additional Space.

REAL ESTATE BROKERS DUE COMMISSIONS:	Cushman & Wakefield of Massachusetts, Inc. and Cassidy Turley.

TENANT’S NAICS CODE:	541512

BUILDING BUSINESS HOURS:	8 a.m. to 6 p.m., Monday through Friday; 8 a.m. to 1 p.m., Saturday, excluding Federal holidays.

AMORTIZATION RATE:	Eleven percent (11%).

[SIGNATURES TO REFERENCE PAGES ON FOLLOWING PAGE]

Initials

The Reference Pages information is incorporated into and made a part of the Lease.  In the event of any conflict between any Reference Pages information and the Lease, the Lease shall control.  This Lease includes Exhibits A through I, all of which are made a part of this Lease.

LANDLORD:		TENANT:

RAR2-CROSBY CORPORATE CENTER QRS, INC., a Maryland corporation		ASPEN TECHNOLOGY, INC., a Delaware corporation

By:	RREEF America, LLC, a Delaware limited liability company, its Authorized Agent

By:	/s/ David F. Crane	By:	/s/ Antonio Pietri

Name:	David F. Crane	Name:	Antonio Pietri

Title:	Vice President	Title:	President & Chief Executive Officer

Dated:	January 27, 2014	Dated:	January 24, 2014

		By:	/s/ Roger Kuebel

		Name:	Roger Kuebel

		Title:	Treasurer

		Dated:	January 22, 2014

Initials

LEASE

By this Lease Landlord leases to Tenant and Tenant leases from Landlord the Premises in the Buildings as set forth and described on the Reference Pages.  The Premises are depicted on the floor plans attached hereto as Exhibit A, and the Buildings are depicted on the site plan attached hereto as Exhibit A-4.  The Reference Pages, including all terms defined thereon, are incorporated as part of this Lease.

1.                                      USE AND RESTRICTIONS ON USE.  The Premises are to be used solely for purposes allowed as-of-right by the Town of Bedford zoning regulations, all only to the extent permitted by other applicable law (collectively, the “Permitted Uses”).  Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Park or materially adversely disturb them, or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purpose, or commit any waste.  Notwithstanding anything to the contrary set forth in Section 18.1.2 of this Lease, in the event that Landlord reasonably believes that Tenant is materially adversely disturbing other tenants or occupants of the Park, then Landlord may send written notice to Tenant reasonably detailing the nature of such disturbance and if Tenant fails to cease such disturbance within five (5) days (forthwith, if the disturbance involves a hazardous condition) after written notice of such disturbance to Tenant (provided, however, that such disturbance shall not be an event of default if such disturbance could not reasonably be ceased during such  five (5) day period, Tenant has commenced the cure within such five (5) day period and thereafter is diligently pursuing such cure to completion, but the total aggregate cure period shall not exceed fifteen (15) days), then such failure to cease such disturbance shall constitute an Event of Default (as hereinafter defined).  Tenant shall not do, permit or suffer in, on, or about the Premises the sale of any alcoholic liquor without the written consent of Landlord first obtained.  Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises and its occupancy and shall promptly comply with all governmental orders and directions for the correction, prevention and abatement of any violations in the Buildings or appurtenant land, caused or permitted by, or resulting from the specific use by, Tenant, or in or upon, or in connection with, the Premises, all at Tenant’s sole expense.  Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything into the Premises which will in any way increase the rate of, invalidate or prevent the procuring of any insurance protecting against loss or damage to the Buildings or any of their contents by fire or other casualty or against liability for damage to property or injury to persons in or about the Buildings or any part thereof.  Following (a) the Commencement Date, with respect to the Pre-Expansion Premises, and (b) the Expansion Premises Commencement Date, with respect to the Expansion Premises, Tenant shall be responsible for ensuring that the Premises comply with the Americans With Disabilities Act of 1990, and any amendments thereto (the “ADA”), at Tenant’s sole cost and expense; provided, that, Landlord shall deliver the Pre-Expansion Premises and the Expansion Premises to Tenant in compliance with the ADA.  Subject to emergencies, Landlord’s after-hours security measures and events beyond Landlord’s reasonable control, Tenant shall have access to the Premises on a twenty-four (24) hour per day, seven (7) day per week basis; provided, however, that Tenant shall be responsible for furnishing its own security for the Premises at Tenant’s sole cost and expense.

1.2                               Tenant shall not, and shall not direct, suffer or permit any of its agents, contractors, employees, licensees or invitees (collectively, the “Tenant Entities”) to at any time handle, use, manufacture, store or dispose of in or about the Premises or the Buildings any flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives or any substance subject to regulation by or under any federal, state and local laws and ordinances relating to the protection of the environment or the keeping, use or disposition of environmentally hazardous materials, substances, or wastes (collectively “Hazardous Materials”), presently in effect or hereafter adopted, all amendments to any of them, and all rules and regulations issued pursuant to any of such laws or ordinances (collectively “Environmental Laws”), nor shall Tenant suffer or permit any Hazardous Materials to be used in any manner not fully in compliance with all Environmental Laws, in the Premises or the Buildings and appurtenant land or allow the environment to become contaminated with any Hazardous Materials.  Notwithstanding the foregoing, Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials (such as aerosol cans containing insecticides, toner for copiers, paints, paint remover and the like) to the extent customary and necessary for the use of the Premises for general office purposes; provided that Tenant shall always handle, store, use, and dispose of any such Hazardous Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the Premises, Buildings and appurtenant land or the environment.  Tenant shall protect, defend, indemnify and hold Landlord harmless from and against any and all loss, claims, liability or costs (including court costs and attorney’s fees) incurred by reason of any actual failure of Tenant to fully comply with all applicable Environmental Laws, or the presence, handling, use or disposition in or from the Premises of any Hazardous Materials by Tenant or any Tenant Entity (even though permissible under all applicable Environmental Laws or the provisions of this Lease), or by reason of any actual failure of Tenant to keep, observe, or perform any provision of this Section 1.2.  Landlord shall provide written notice to Tenant promptly following Landlord obtaining actual knowledge of a potential claim for which Landlord may seek indemnification from Tenant hereunder and Tenant shall be entitled to control the defense of any resulting action.  To Landlord’s actual knowledge, without any duty of investigation, except as otherwise set forth in that certain “Report on ASTM Phase I Environmental Site Assessment, Crosby Corporate Center, 20 to 36 Crosby Drive, Bedford, Massachusetts, dated March 2006, prepared by Haley & Aldrich, Inc.” (which is the most current environmental report that Landlord has with respect to the Buildings or the Premises as of the Lease Reference Date), there are no Hazardous Materials in, under or about the Buildings or the Premises in violation of applicable environmental laws.

1.3                               During the Term, Tenant and the Tenant Entities will be entitled to the non-exclusive use, in common with others entitled thereto, of:  (a) the Common Areas of the Buildings as they exist from time to time during the Term; (b) the Parking Facility serving the Buildings, subject to the terms and provisions of Article 30 and Landlord’s rules and regulations regarding such use; (c) the full-service cafeteria located (i) between the 20 Crosby Building and the 22 Crosby Building (collectively, the “Amenity Complex”), and (ii) in the building located at 34 Crosby Drive, subject to Landlord’s and any operator’s rules and regulations regarding such use; (d) the conference center for the Crosby Corporate Center (the “Park”) located within the Amenity Complex, subject to Landlord’s and any operator’s rules and regulations regarding such use and subject to any expenses or fees charged by Landlord or such operator from time to time  for janitorial service; and (e) the fitness center for the Park located within the Amenity Complex, subject to Landlord’s and any operator’s rules and regulations regarding such use.  During the Term of this Lease, Landlord shall cause a full-service cafeteria (the “Cafeteria”), conference center and fitness center to be operated within the Amenity Complex in the same manner as the same are being operated as of the Lease Reference Date.  So long as Tenant is occupying all of the 20 Crosby Premises at such time, Tenant shall have reasonable input regarding the functional operation of the Cafeteria, and in the event that the cafeteria operator for the Cafeteria shall be replaced, Tenant shall be entitled to have reasonable input in the selection of a new cafeteria operator.  Landlord shall use commercially reasonable efforts to cause the cafeteria operator to sufficiently staff the Cafeteria to accommodate the tenant and occupant population of the Parcel from time to time; provided, however,

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that, Tenant hereby acknowledges and agrees that such obligation of Landlord shall not include requiring that the cafeteria operator install or provide for more seating in the Cafeteria than exists as of the Lease Reference Date.

1.4                               Tenant will not place on the exterior of the Premises (including both interior and exterior surfaces of doors and interior surfaces of windows) or on any part of the Buildings outside the Premises or any portion of the Premises visible from outside the Premises, any sign, symbol, advertisement or the like visible to public view outside of the Premises.  Landlord will not withhold consent for any signs and lettering to the entry doors to the Premises, provided that such signs or lettering comply with law, and provided that Tenant has submitted to Landlord a plan or sketch in reasonable detail (showing, without limitation, size, color, location, materials and method of affixation) of the sign to be placed on such entry doors.  Notwithstanding the foregoing to the contrary, Landlord shall provide Building standard signage for Tenant on the building directories and main entrances to the Premises, as well as interior directional signage in the Buildings all at Landlord’s sole cost and expense, all of which signage shall be non-exclusive.

1.4.1                     Notwithstanding anything to the contrary set forth in this Section 1.4, so long as (a) Tenant has submitted to Landlord a plan or sketch in reasonable detail (showing, without limitation, size, color, location, materials and method of affixation) of the Tenant identification sign that Tenant may desire to install, which plan or sketch shall be subject to Landlord’s prior approval, not to be unreasonably withheld, conditioned or delayed, and (b) Tenant obtains all necessary permits, approvals and licenses with respect to such signage from all applicable governmental authorities (with Landlord agreeing to reasonably cooperate with Tenant in securing any such permits, approvals and licenses at no out of pocket cost or expense to Landlord) (the requirements set forth in items (a) and (b) are hereinafter referred to as the “Exterior Signage Requirements”), then:

1.4.1.1                                   Tenant shall have the exclusive right, at Tenant’s sole cost and expense, to install signage on the exterior of the 20 Crosby Building in a location to be mutually agreed upon by Landlord and Tenant (the “Tenant’s Exterior 20 Crosby Building Signage”) in accordance with the provisions of this Section 1.4.  Upon the expiration or earlier termination of the Term, Tenant shall remove Tenant’s Exterior 20 Crosby Building Signage, at Tenant’s sole cost and expense, and repair and restore the exterior portion of the 20 Crosby Building where Tenant’s Exterior 20 Crosby Building Signage was located to a condition consistent with the remaining exterior portion of the 20 Crosby Building where Tenant’s Exterior 20 Crosby Building Signage was located.  Tenant hereby acknowledges and agrees that if at any time following the Commencement Date, Tenant has assigned this Lease with respect to more than fifty-one percent (51%) of the original 20 Crosby Premises or subleased more than fifty-one percent (51%) of the original 20 Crosby Premises in the aggregate (whether pursuant to a single transaction or through multiple transactions), then Landlord may, at its option, require that Tenant’s Exterior 20 Crosby Building Signage be removed by Tenant, at Tenant’s sole cost and expense, in accordance with the foregoing terms and provisions.

1.4.1.2                                   In the event that Tenant exercises the 22 Crosby Right of First Offer (as hereinafter defined), then, commencing on the 22 Crosby Delivery Date (as hereinafter defined) and so long as Tenant satisfies the Exterior Signage Requirements, then Tenant shall have the exclusive right, at Tenant’s sole cost and expense, to install signage on the exterior of the 22 Crosby Building in a location to be mutually agreed upon by Landlord and Tenant (the “Tenant’s Exterior 22 Crosby Building Signage”) in accordance with the provisions of this Section 1.4.  Upon the expiration or earlier termination of the Term, Tenant shall remove Tenant’s Exterior 22 Crosby Building Signage, at

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Tenant’s sole cost and expense, and repair and restore the exterior portion of the 22 Crosby Building where Tenant’s Exterior 22 Crosby Building Signage was located to a condition consistent with the remaining exterior portion of the 22 Crosby Building where Tenant’s Exterior 22 Crosby Building Signage was located.  Notwithstanding the foregoing, however, Tenant shall have the non-exclusive right to Tenant’s Exterior 22 Crosby Building Signage at all times prior to the 22 Crosby Delivery Date, subject to the terms and provisions hereof.  Tenant hereby acknowledges and agrees that if at any time following the Commencement Date, Tenant has assigned this Lease with respect to more than fifty-one percent (51%) of the then-existing 22 Crosby Premises or subleased more than fifty-one percent (51%) of the then-existing 22 Crosby Premises in the aggregate (whether pursuant to a single transaction or through multiple transactions), then Landlord may, at its option, require that Tenant’s Exterior 22 Crosby Building Signage be removed by Tenant, at Tenant’s sole cost and expense, in accordance with the foregoing terms and provisions.

1.4.1.3                                   In the event that Tenant exercises the 28 Crosby Right of First Offer (as hereinafter defined), then, commencing on the 28 Crosby Delivery Date (as hereinafter defined), and so long as Tenant satisfies the Exterior Signage Requirements, then Tenant shall have the right, at Tenant’s sole cost and expense, to install signage on the exterior of the 28 Crosby Building in a location to be mutually agreed upon by Landlord and Tenant (the “Tenant’s Exterior 28 Crosby Building Signage”) in accordance with the provisions of this Section 1.4, which exterior signage rights shall be exclusive in the event that Tenant leases the entire 28 Crosby Right of First Offer Space (as hereinafter defined) or non-exclusive in the event that Tenant only leases the 28 Crosby Second Floor Right of First Offer Space (as hereinafter defined).  Upon the expiration or earlier termination of the Term, Tenant shall remove Tenant’s Exterior 28 Crosby Building Signage, at Tenant’s sole cost and expense, and repair and restore the exterior portion of the 28 Crosby Building where Tenant’s Exterior 28 Crosby Building Signage was located to a condition consistent with the remaining exterior portion of the 28 Crosby Building where Tenant’s Exterior 28 Crosby Building Signage was located.  Tenant hereby acknowledges and agrees that if at any time following the Commencement Date, Tenant has assigned this Lease with respect to more than fifty-one percent (51%) of the then-existing 28 Crosby Premises or subleased more than fifty-one percent (51%) of the then-existing 28 Crosby Premises in the aggregate (whether pursuant to a single transaction or through multiple transactions), then Landlord may, at its option, require that Tenant’s Exterior 28 Crosby Building Signage be removed by Tenant, at Tenant’s sole cost and expense, in accordance with the foregoing terms and provisions.

1.4.1.4                                   Commencing on the Commencement Date and so long as Tenant satisfies the Exterior Signage Requirements, Tenant shall have the right, at Tenant’s sole cost and expense, to have Landlord install, in a manner consistent with other monument signage in the Park, (a) an exclusive monument sign with Tenant’s logo at the main entrance to 20 Crosby Drive, (b) an exclusive monument sign with Tenant’s logo at the main entrance to the Park from 20 Crosby Drive, and (c) non-exclusive monument signs with Tenant’s logo in other locations throughout the Parcel (as defined in Section 4.1.3) as mutually agreed upon by Landlord and Tenant (collectively, “Tenant’s Non-Exclusive Monument Signage,” and together with the exclusive monument signage described in (a) and (b) hereinabove, “Tenant’s Monument Signage”) in accordance with the provisions of this Section 1.4.  Upon the expiration or earlier termination of the Term, Tenant shall remove Tenant’s Monument Signage (other than Tenant’s Non-Exclusive Monument Signage which Landlord shall remove at Landlord’s sole cost and expense), at Tenant’s sole cost and expense, and repair and restore the locations where Tenant’s Monument Signage was located to a condition consistent with surrounding area where Tenant’s Monument Signage was located.  Tenant hereby acknowledges and agrees that if at any time

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following the Commencement Date, Tenant has assigned this Lease with respect to more than fifty-one percent (51%) of the original 20 Crosby Premises or the respective Premises to which such particular Tenant’s Monument Signage specifically relates or subleased more than fifty-one percent (51%) of the original 20 Crosby Premises in the aggregate or the respective Premises to which such particular Tenant’s Monument Signage specifically relates in the aggregate (whether pursuant to a single transaction or through multiple transactions), then Landlord may, at its option, require that any such particular Tenant’s Monument Signage be removed by Tenant, at Tenant’s sole cost and expense, in accordance with the foregoing terms and provisions.

Tenant’s signage rights pursuant to this Section 1.4.1 shall be “personal” to Aspen Technology, Inc. and any Permitted Transferees (as defined in Article 9), but otherwise in no event will any assignee or sublessee have any rights to install any exterior signage except as otherwise expressly set forth in this Section 1.4.1.

2.                                      TERM.

2.1                               The Term of this Lease shall begin on the Commencement Date and shall terminate on the Termination Date, unless sooner terminated or extended pursuant to the provisions of this Lease.  Landlord shall tender possession of the Premises to Tenant with the Work (as hereinafter defined) substantially completed, except for minor items of work that can be completed after delivery of the Premises to Tenant has occurred (i.e., so-called “punch list” items) and of which Tenant has been given written notice.  Tenant shall deliver an initial punch list of items not completed within thirty (30) days after Landlord tenders possession of the applicable portion of the Premises and Landlord agrees to proceed with due diligence to perform its obligations regarding such items.  Tenant shall deliver a follow-up punch list of items not completed, which may include items not on the original punch list, within ninety (90) days after Landlord delivers possession of such respective portion of the Premises to Tenant and Landlord agrees to proceed with due diligence to perform its obligations regarding such items.  This process shall be followed until the last portion of the Premises is delivered by Landlord to Tenant.  Tenant shall afford Landlord access to the Premises for such purposes.  Tenant shall, at Landlord’s request, execute and deliver a memorandum agreement provided by Landlord in the form of Exhibit C attached hereto, setting forth the actual Commencement Date, Expansion Premises Commencement Date, Pre-Expansion Premises Rent Commencement Date, Expansion Premises Rent Commencement Date, Termination Date and, if necessary, a revised rent schedule (the “Commencement Date Memorandum”).  Should Tenant fail to do so within thirty (30) days after Landlord’s request, the information set forth in such Commencement Date Memorandum provided by Landlord shall be conclusively presumed to be agreed and correct.

2.2                               Subject to any Force Majeure Events (as hereinafter defined) and/or any Tenant Delay (as hereinafter defined), including, without limitation, during any Early Access Period (as hereinafter defined), Landlord shall use reasonable efforts to deliver the Pre-Expansion Premises to Tenant with the Substantial Completion Date having been achieved with respect to the Pre-Expansion Premises by the Scheduled Commencement Date.  Except as otherwise set forth hereinbelow, in the event of the inability of Landlord to deliver possession of the Pre-Expansion Premises with the Work relating to the Pre-Expansion Premises substantially completed by the Scheduled Commencement Date or any other particular date for any reason, Landlord shall not be liable for any damage resulting from such inability, but Tenant shall not be liable for any rent until the time when Landlord can, after notice to Tenant, deliver possession of the Pre-Expansion Premises to Tenant, and no such failure to give possession of the Pre-Expansion Premises to Tenant by any particular date shall affect the other obligations of Tenant

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under this Lease.  Notwithstanding the foregoing, in the event that Landlord does not deliver possession of the Pre-Expansion Premises to Tenant in the condition required hereunder by the date which is ten (10) days following the Scheduled Commencement Date, so long as there is no default by Tenant beyond applicable notice and cure periods, and subject to delays caused by any Force Majeure Event, Tenant Delay, casualty or taking by eminent domain (in which case, the Scheduled Commencement Date shall be postponed one (1) day for each one (1) day of such delay), then, in addition to the Pre-Expansion Premises Free Base Rent Period, Tenant shall be entitled to an abatement of (a) one (1) day’s initial Annual Rent for each one (1) additional day that Landlord does not deliver possession of the Pre-Expansion Premises to Tenant in the condition required hereunder for the next ten (10) days (i.e., during the period from the eleventh (11th) through twentieth (20th) days following the Scheduled Commencement Date); (b) two (2) day’s initial Annual Rent for each one (1) additional day that Landlord does not deliver possession of the Pre-Expansion Premises to Tenant in the condition required hereunder for the next twenty (20) days (i.e., during the period from the twenty-first (21st) through fortieth (40th) days following the Scheduled Commencement Date); and (c) three (3) day’s initial Annual Rent for each one (1) additional day that Landlord does not deliver possession of the Pre-Expansion Premises to Tenant in the condition required hereunder for the next fifty (50) days (i.e., during the period from the forty-first (41st) through ninetieth (90th) days following the Scheduled Commencement Date).  In the event that Landlord has not delivered the Pre-Expansion Premises to Tenant in the condition required hereunder by the date which is the ninetieth (90th) day following the Scheduled Commencement Date, then Tenant shall have the right to terminate this Lease upon written notice to Landlord, and shall receive a refund of the first (1st) full Monthly Installment of Rent paid to Landlord pursuant to Section 3.1.

2.3                               Subject to any Force Majeure Events and/or any Tenant Delay, including, without limitation, during any Early Access Period, Landlord shall use reasonable efforts to deliver the Expansion Premises to Tenant with the Substantial Completion Date having been achieved with respect to the Expansion Premises by the Expansion Premises Scheduled Commencement Date.  Except as otherwise set forth hereinbelow, in the event of the inability of Landlord to deliver possession of the  Expansion Premises with the Work relating to the Expansion Premises substantially completed by the Expansion Premises Scheduled Commencement Date or any other particular date for any reason, Landlord shall not be liable for any damage resulting from such inability, but Tenant shall not be liable for any Monthly Installment of Rent relating to the Expansion Premises until the time when Landlord can, after notice to Tenant, deliver possession of the Expansion Premises to Tenant, and no such failure to give possession of the Expansion Premises to Tenant by any particular date shall affect the other obligations of Tenant under this Lease.  Notwithstanding the foregoing, in the event that Landlord does not deliver possession of the Expansion Premises by the date which is ten (10) days following the Expansion Premises Scheduled Commencement Date, so long as there is no default by Tenant beyond applicable notice and cure periods, and subject to delays caused by any Force Majeure Event, Tenant Delay, casualty or taking by eminent domain (in which case, the Expansion Premises Scheduled Commencement Date shall be postponed one (1) day for each one (1) day of such delay), then Tenant shall be entitled to an abatement of (a) one (1) day’s initial Annual Rent for each one (1) additional day that Landlord does not deliver possession of the Expansion Premises to Tenant in the condition required hereunder for the next ten (10) days (i.e., during the period from the eleventh (11th) through twentieth (20th) days following the Expansion Premises Scheduled Commencement Date); (b) two (2) day’s initial Annual Rent for each one (1) additional day that Landlord does not deliver possession of the Expansion Premises to Tenant in the condition required hereunder for the next twenty (20) days (i.e., during the period from the twenty-first (21st) through fortieth (40th) days following the Expansion Premises

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Scheduled Commencement Date); and (c) three (3) day’s initial Annual Rent for each one (1) additional day that Landlord does not deliver possession of the Expansion Premises to Tenant in the condition required hereunder for the next fifty (50) days (i.e., during the period from the forty-first (41st) through ninetieth (90th) days following the Expansion Premises Scheduled Commencement Date).  In the event that Landlord has not delivered the Expansion Premises to Tenant in the condition required hereunder by the date which is the ninetieth (90th) day following the Expansion Premises Scheduled Commencement Date, then Tenant shall have the right to terminate this Lease with respect to the Expansion Premises upon written notice to Landlord.

2.4                               As used herein, the term “Tenant Delay” shall mean (a) Tenant’s request for materials, finishes or installations other than Landlord’s standard except those, if any, that Landlord shall have expressly agreed to furnish without extension of time agreed by Landlord, (b) Tenant’s change in any plans or specifications relating to the Work, (c) the performance or completion by Tenant, or any person or entity employed by Tenant, of any work on or about the Premises, including, without limitation, the Tenant’s Tel/Data Work or any disharmony, labor disturbance or interference with the Work caused by such performance or completion, or (d) any other act or omission by Tenant or any of its agents, employees, representatives or contractors (including, without limitation, those listed in Section 4.2 of Exhibit B).  Notwithstanding the foregoing, none of the foregoing shall constitute a Tenant Delay unless (i) the same results in an actual delay in the ability to perform the Work, and (ii) Landlord notifies Tenant in writing of the claimed Tenant Delay within forty-eight (48) hours following the event claimed to be a Tenant Delay.

2.5                               In the event that Landlord permits Tenant, or any agent, employee or contractor of Tenant, to enter, use or occupy the Premises prior to the Commencement Date, such entry, use or occupancy shall be subject to all the provisions of this Lease other than the payment of Annual Rent, including, without limitation, Tenant’s compliance with the insurance requirements of Article 11; provided, however, if Tenant commences its business operations in the Premises or any portion thereof as evidenced by Tenant’s employees actually performing work relating to Tenant’s business during such early entry, then the Commencement Date will be deemed to have occurred as of such date and Tenant’s obligation to pay all other charges under this Lease (other than Annual Rent, which obligation shall commence on the Pre-Expansion Rent Commencement Date) shall commence.

3.                                      RENT.

3.1                               Tenant agrees to pay to Landlord the Annual Rent in effect from time to time by paying the Monthly Installment of Rent then in effect on or before the first (1st) day of each full calendar month during the Term, except that the first (1st) full Monthly Installment of Annual Rent on the entire Premises, totaling Two Hundred Sixty-Seven Thousand Five Hundred Eleven and 88/100 Dollars ($267,511.88), shall be paid by Tenant to Landlord upon the execution of this Lease.  Rent for any period during the Term which is less than a full month shall be a prorated portion of the Monthly Installment of Annual Rent based upon a 365-day calendar year (consistent with Section 4.6).  Said rent shall be paid to Landlord (except as otherwise expressly set forth in this Lease), without deduction or offset and without notice or demand, at the Wire Instructions and/or Address for Rent Payment for the Premises as set forth on the Reference Pages, or to such other person or at such other place as Landlord may from time to time designate in writing.  Unless specified in this Lease to the contrary, all amounts and sums payable by Tenant to Landlord pursuant to this Lease shall be deemed additional rent.  If an Event of Default occurs, Landlord may require by written notice to Tenant that all subsequent rent payments be made by an automatic payment from Tenant’s bank account to Landlord’s account, without

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cost to Landlord.  Tenant must implement such automatic payment system prior to the next scheduled rent payment or within ten (10) days after Landlord’s notice, whichever is later.

3.2                               Tenant recognizes that late payment of any rent or other sum due under this Lease will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain.  Tenant therefore agrees that if rent or any other sum is not paid when due and payable pursuant to this Lease more than once in any twelve (12) month period, a late charge shall be imposed in an amount equal to the greater of:  (a) Fifty Dollars ($50.00); or (b) five percent (5%) of the unpaid rent or other payment.  The amount of the late charge to be paid by Tenant shall be reassessed and added to Tenant’s obligation for each successive month until paid.  The provisions of this Section 3.2 shall in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this Section 3.2 in any way affect Landlord’s remedies pursuant to Article 19 of this Lease in the event said rent or other payment is unpaid after the date due.

4.                                      RENT ADJUSTMENTS.  For the purpose of this Article 4, the following terms are defined as follows:

4.1.1                     Lease Year:  Each January 1 through December 31 falling partly or wholly within the Term.

4.1.2                     Expenses:  For each of the 20 Crosby Building, the 22 Crosby Building and the 28 Crosby Building, all costs of operation, maintenance, repair, replacement and management of the Building, as determined in accordance with generally accepted accounting principles, including the following costs by way of illustration, but not limitation: water and sewer charges; insurance charges of or relating to all insurance policies and endorsements deemed by Landlord to be reasonably necessary or desirable and relating in any manner to the protection, preservation, or operation of the Building or any part thereof; utility costs, including, but not limited to, the cost of heat, light, power, steam, gas; waste disposal; the cost of janitorial services; the cost of security and alarm services (including any central station signaling system); the Building’s pro-rata share of the costs of cleaning, repairing, replacing and maintaining the Common Areas, including parking and landscaping, the Amenity Complex, window cleaning costs; labor costs; costs and expenses of managing the Building including management fees (but not to exceed four percent (4%) of gross base rent and additional rent from the Building during the particular Lease Year in question); air conditioning maintenance costs; elevator maintenance fees and supplies; material costs; equipment costs including the cost of maintenance, repair and service agreements and rental and leasing costs; purchase costs of equipment; current rental and leasing costs of items which would be capital items if purchased; tool costs; licenses, permits and inspection fees; wages and salaries; employee benefits and payroll taxes; accounting and legal fees; any sales, use or service taxes incurred in connection therewith; and any repair, management, insurance and maintenance costs and expenses related to the Common Areas of all buildings in the Park, including the parking areas and other properties surrounding such buildings.  In addition, and except as otherwise expressly set forth hereinbelow in this Section 4.1.2, Landlord shall be entitled to recover, as additional rent (which, along with any other capital expenditures constituting Expenses, Landlord may either include in Expenses or cause to be billed to Tenant along with Expenses and Taxes but as a separate item), Tenant’s Proportionate Share for Expenses for the 20 Crosby Premises, Tenant’s Proportionate Share for Expenses for the 22 Crosby Premises, and Tenant’s Proportionate Share for Expenses for the 28 Crosby Premises, respectively, of:  (a) an allocable portion of the cost of capital improvement items which are reasonably calculated to reduce operating expenses; and (b) other capital expenses which are required

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under any governmental laws, regulations or ordinances which were not applicable to the respective Building as of the Commencement Date or the Expansion Premises Commencement Date, as the case may be; but the costs described in this sentence shall be amortized over the reasonable life of such expenditures in accordance with such reasonable life and amortization schedules as shall be determined by Landlord in accordance with generally accepted accounting principles, with interest on the unamortized amount at one percent (1%) in excess of the Wall Street Journal prime lending rate announced from time to time.  Landlord agrees that any income generated solely from the Amenity Complex shall first be used by Landlord to off-set the costs of operating the Amenity Complex and only any additional costs following such set-off shall be considered Expenses hereunder.  Notwithstanding the foregoing to the contrary, Expenses shall not include:  (i) leasing commissions, fees and costs, advertising and promotional expenses and other costs incurred in procuring tenants or in selling the Buildings or the Park; (ii) legal fees or other expenses incurred in connection with enforcing leases with tenants in the Buildings; (iii) costs of renovating or otherwise improving or decorating space for any tenant or other occupant of the Buildings or the Park, including Tenant, or relocating any tenant; (iv) financing costs, including interest and principal amortization of debts and the costs of providing the same; (v) depreciation or amortization of any of the Buildings or equipment in any of the Buildings except as provided herein; (vi) rental on ground leases or other underlying leases and the costs of providing the same; (vii) wages, bonuses and other compensation of employees above the grade of Building Manager and fringe benefits other than insurance plans and tax qualified benefit plans; (viii) any liabilities, costs or expenses associated with or incurred in connection with the removal, enclosure, encapsulation or other handling of Hazardous Materials and the cost of defending against claims in regard to the existence or release of Hazardous Materials at the Buildings or the Park (except with respect to those costs for which Tenant is otherwise responsible pursuant to the express terms of this Lease); (ix) costs of any items for which Landlord is or is entitled to be paid or reimbursed by insurance; (x) increased insurance costs or Taxes assessed specifically to any tenant of the Buildings or the Park for which Landlord is entitled to reimbursement from any other tenant; (xi) charges for electricity, water, or other utilities, services or goods and applicable taxes for which Tenant or any other tenant, occupant, person or other party is obligated to reimburse Landlord or to pay to third parties; (xii) costs of any HVAC, janitorial or other services provided to tenants on an extra cost basis after Building Business Hours; (xiii) with the exception of the existing amenities at the Amenity Complex, the cost of installing, operating and maintaining any specialty service, such as an observatory, broadcasting facilities, child or daycare; (xiv) costs of correcting defects in the design, construction or equipment of, or latent defects in, the Buildings or the Park; (xv) costs of any work or service performed on an extra cost basis for any tenant in the Buildings or the Park to a materially greater extent or in a materially more favorable manner than furnished generally to the tenants and other occupants of the Buildings and the Park; (xvi) costs of any work or services performed for any facility other than the Buildings or the Park; (xvii) amounts paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services for the Buildings or the Park to the extent the same exceed the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis; (xviii) any cost of painting or decorating any interior parts of other tenant occupied or unoccupied areas; (xix) the cost of relamping light fixtures in other occupied tenant spaces of the Buildings, including, without limitation, labor and the cost of light tubes and bulbs (excluding ballasts); (xx) costs of initial cleaning and rubbish removal from the Buildings or the Park to be performed before the Commencement Date or the Expansion Premises Commencement Date, as the case may be; (xxi) except as expressly provided above, the cost of any items that, under generally accepted accounting principles, are properly classified as capital expenses; (xxii) late fees or charges incurred by Landlord due to late payment of Expenses, except to the extent attributable to Tenant’s actions or inactions; (xxiii) cost of acquiring, securing, cleaning or maintaining sculptures,

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paintings and other works of art; (xxiv) Taxes (as hereinafter defined), or taxes on Landlord’s business (such as income, excess profits, franchise, capital stock, estate and inheritance taxes); (xxv) charitable or political contributions; (xxvi) all other items for which another party compensates or pays so that Landlord shall not recover any item of cost more than once; (xxvii) Landlord’s general overhead and any other expenses not directly attributable to the operation and management of the Buildings and the Park (e.g. the activities of Landlord’s officers and executives or professional development expenditures), except to the extent included in the management fee permitted hereby; (xxviii) costs and expenses incurred in connection with compliance with or contesting or settlement of any claimed violation of law or requirements of law, except to the extent attributable to Tenant’s actions or inactions; (xxix) costs of complying with the ADA, whether such costs are classified as capital items or expenses under generally accepted accounting principles, except to the extent attributable to Tenant’s actions or inactions and except costs which are Tenant’s responsibility pursuant to the express terms of this Lease (including, without limitation, Section 1); (xxx) costs of mitigation or impact fees or subsidies (however characterized), imposed or incurred prior to the Lease Reference Date or imposed or incurred solely as a result of another tenant’s or tenants’ use of the Park or their respective premises; and (xxxi) costs related to public transportation, transit or vanpools.  Further notwithstanding anything to the contrary contained herein:  (x) Landlord shall (or shall cause) the contracts that it enters into with any third party vendors or service providers that will govern the performance of any of the services required of Landlord under this Lease in excess of Twenty Thousand and No/100 Dollars ($20,000.00) in each instance to be competitively bid before being entered into with such vendors or service providers; and (y) during the initial Term of this Lease (but not during the First Extension Term or the Second Extension Term (as both terms are hereinafter defined)), Expenses shall not include, and Landlord shall not be entitled to recover from Tenant, the cost of replacing the roof of any Building or any HVAC units located on the roof of any Building or in any Building or any mechanical, electrical, lighting, plumbing and life safety Building systems serving the Premises (unless such replacement is necessitated by the negligent acts or omissions of Tenant or Tenant’s willful misconduct) and Tenant shall have the benefit of any construction warranties relating to the Landlord’s Work (as hereinafter defined), including, without limitation, those relating to the VAV boxes and HVAC controls.  Notwithstanding anything to the contrary set forth herein, from and after the first full Lease Year following the first Base Year (Expenses), except for Uncontrollable Costs (as hereinafter defined), and subject to the gross-up requirement in the last sentence of Section 4.3 of the Lease, in no event shall Expenses increase at a rate that is greater than five percent (5%) per annum, on a cumulative, compounding basis, over the Term.  For the purposes hereof, “Uncontrollable Costs” means all costs associated with insurance, utilities, snow removal and extraordinary maintenance and repair costs.

4.1.3                     Taxes:  For the purposes of this Lease, “Taxes” shall include real estate taxes and any other taxes, charges and assessments which are levied with respect to the Parcel and the buildings thereon, or with respect to any improvements, fixtures and equipment or other property of Landlord, real or personal, located on the Parcel and used in connection with the operation of such buildings and said land, any payments to any ground lessor in reimbursement of tax payments made by such lessor; and all fees, expenses and costs incurred by Landlord in investigating, protesting, contesting or in any way seeking to reduce or avoid increase in any assessments, levies or the tax rate pertaining to any Taxes to be paid by Landlord in any Lease Year.  Taxes shall not include any corporate franchise, or estate, inheritance or net income tax, or tax imposed upon any transfer by Landlord of its interest in this Lease or the Parcel (or any individual components thereof), any fines or penalties for late payment (unless the same were incurred due to the actions or inactions of Tenant), any taxes on additions or improvements to any of the buildings on the Parcel after the Commencement Date (unless such additions or

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improvements were made by Tenant or any assignees or subtenants of Tenant), or any taxes to be paid by Tenant pursuant to Article 28.  Taxes for the Base Year (Taxes) shall be determined based on fully-occupied and fully-assessed buildings for all buildings on the Parcel and, in the event that, in determining the Base Year (Taxes), the governmental authority who determines the Taxes has not fully taken into account the value of the Base Building Work (as hereinafter defined), the Landlord’s Work and the Entrance Work (as hereinafter defined) when making such determination of value (assuming all of such improvements have been fully completed as set forth herein), then the Base Year (Taxes) shall be adjusted by Landlord accordingly to account for the value of the Base Building Work, the Landlord’s Work and the Entrance Work until such time as the governmental authority fully accounts for the value of the Base Building Work, the Landlord’s Work and the Entrance Work when determining the amount of Taxes for the Buildings, in which case, the Base Year (Taxes) shall be adjusted accordingly by Landlord to account for the same.  For purposes of determining Tenant’s Proportionate Share For Taxes, the “Parcel” shall mean, collectively, the six (6) buildings located at 20 Crosby Drive (consisting of approximately 78,689 rentable square feet), 22 Crosby Drive (consisting of approximately 54,067 rentable square feet), 24 Crosby Drive (consisting of approximately 30,036 rentable square feet), 26 Crosby Drive (consisting of approximately 38,863 rentable square feet), 28 Crosby Drive (consisting of approximately 117,185 rentable square feet) and 30 Crosby Drive (consisting of approximately 9,449 rentable square feet), and the connecting corridors, all located in Bedford, Massachusetts, it being understood and agreed that all of the foregoing buildings, collectively, are treated as a single parcel for purposes of determining Taxes.  In calculating the applicable Tenant’s Proportionate Share For Taxes with respect to each Premises, the “Rentable Square Footage of the Parcel” described in the Reference Pages above reflects the combined rentable area in the foregoing buildings, collectively, and “Tenant’s Proportionate Share For Taxes” with respect to the applicable Premises, as described above and in the Reference Pages, is based upon the foregoing Rentable Square footage of the Parcel (i.e., 328,289).  However, notwithstanding the foregoing, if one or more buildings are removed from the group of buildings comprising the Parcel, as described above in this Section, whether as a result of a sale or demolition of the building(s), a reconfiguration of the Parcel or otherwise, or if one or more buildings owned by Landlord are added to the group of buildings comprising the Parcel, as described above in this Section, then the definition of “Parcel” and the “Rentable Square Footage of the Parcel,” as described above, and the applicable “Tenant’s Proportionate Share For Taxes” with respect to each respective Premises, shall be appropriately modified or adjusted to reflect the deletion or addition of such buildings, and, if the applicable Tenant’s Proportionate Share For Taxes with respect to each respective Premises is based upon increases in Taxes over a Base Year, then Taxes for the Base Year shall be restated on a going forward basis effective as of the date such buildings are deleted or added to the definition of Parcel as described in this Section.  Other than as set forth in the foregoing sentence or resulting from an expansion of the Premises pursuant to Article 43 or otherwise from time to time by mutual agreement of the parties, there shall be no adjustment by Landlord to Tenant’s Proportionate Share for Expenses for 20 Crosby Premises, Tenant’s Proportionate Share for Expenses for 22 Crosby Premises, Tenant’s Proportionate Share for Expenses for 28 Crosby Premises, Tenant’s Proportionate Share for Taxes for 20 Crosby Premises, Tenant’s Proportionate Share for Taxes for 22 Crosby Premises or Tenant’s Proportionate Share for Taxes for 28 Crosby Premises, absent Tenant’s written consent.  Landlord shall (a) engage consultants to challenge any unreasonable Taxes, as determined by Landlord, with reasonable input from Tenant, and (b) take advantage of any discounts available for early payment of Taxes.  Recognizing that the tax assessment date for fiscal year 2016 is January 1, 2015 and that the Buildings will not be fully occupied as of January 1, 2015 and, therefore, not fully assessed as contemplated by this Lease, Tenant reserves the right to audit the Taxes for the Base Year (Taxes) and

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subsequent assessments for Taxes billed by Landlord to Tenant pursuant to Section 4.3 in order to verify Landlord’s compliance with the foregoing requirements.

4.2                               If in any Lease Year, Expenses paid or incurred for any Building shall exceed Expenses paid or incurred in the Base Year (Expenses) for such Building, Tenant shall pay, as additional rent for such Lease Year, the applicable Tenant’s Proportionate Share For Expenses for the respective Premises of such excess.  If in any Lease Year, Taxes paid or incurred by Landlord in any Lease Year shall exceed the amount of such Taxes which become due and payable in the Base Year (Taxes), Tenant shall pay as additional rent for such Lease Year, the applicable Tenant’s Proportionate Share For Taxes for the respective Premises of such excess.

4.3                               Landlord will use reasonable efforts to make the annual determination of Expenses and Taxes within one hundred fifty (150) days after the end of each Lease Year (but in no event later than two hundred ten (210) days after the end of each Lease Year) and such determination shall be (a) prepared in reasonable line item detail, consistently applied, on an accrual basis, (b) prepared in accordance with generally accepted accounting principles consistently applied, and (c) binding upon Landlord and Tenant, subject to the provisions of this Section 4.3.  During the Term, Tenant may review, at Tenant’s sole cost and expense, the books and records supporting such determination in an office of Landlord, or Landlord’s agent (in both cases, in the Commonwealth of Massachusetts), during normal business hours, upon giving Landlord five (5) days advance written notice within ninety (90) days after receipt of such determination, but in no event more often than once in any one (1) year period, subject to execution of a confidentiality agreement acceptable to Landlord, and provided that if Tenant utilizes an independent accountant or other qualified real estate consultant to perform such review it shall be one which is reasonably acceptable to Landlord, is not compensated on a contingency basis and is also subject to such confidentiality agreement (Landlord hereby acknowledging and agreeing that Cassidy Turley is an acceptable auditor).  If Tenant fails to object to Landlord’s determination of Expenses and Taxes within ninety (90) days after receipt of such determination, or if any such objection fails to state with specificity the reason for the objection, Tenant shall be deemed to have approved such determination and shall have no further right to object to or contest such determination.  Should any such audit reveal that Landlord has overcharged Tenant for any Expenses or Taxes during the Lease Year in question, Landlord shall credit the difference against the then next due payments to be made by Tenant under this Article 4, or, if the Lease has been terminated, refund the difference in cash within sixty (60) days.  Should any such audit reveal that the total additional rent that Tenant actually paid pursuant to this Article 4 during such period on account of Expenses and/or Taxes, respectively, for the Lease Year in question is less than Tenant’s liability for Expenses and/or Taxes, respectively, for such Lease Year, then Tenant shall pay such deficiency to Landlord as additional rent in one lump sum within thirty (30) days.  In the event that Tenant’s review indicates that Tenant was overcharged in the aggregate for such Expenses and Taxes for such applicable Lease Year by an amount that is greater than five percent (5%) of the Expenses and Taxes that Tenant should have paid for such Lease Year, then Landlord shall pay the reasonable and actual costs of Tenant’s review for such applicable Lease Year as evidenced by invoices provided by Tenant to Landlord for such costs, up to Four Thousand and No/100 Dollars ($4,000.00).  In the event that during all or any portion of any Lease Year or Base Year, any Building is not fully rented and occupied Landlord shall make an appropriate adjustment in occupancy-related Expenses for such year for the purpose of avoiding distortion of the amount of such Expenses to be attributed to Tenant by reason of variation in total occupancy of such Building, by employing consistent and sound accounting and management principles to determine Expenses that would have

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been paid or incurred by Landlord had such Building been one hundred percent (100%) rented and occupied, and the amount so determined shall be deemed to have been Expenses for such Lease Year.

4.4                               By May 1st of each Lease Year, Landlord  will use reasonable efforts to estimate Tenant’s liability for Expenses and/or Taxes under Section 4.2, Article 6 and Article 28 for the Lease Year or portion thereof.  Landlord will give Tenant written notification of the amount of such estimate and Tenant agrees that it will pay, by increase of its Monthly Installments of Rent due in such Lease Year, additional rent in the amount of such estimate.  Any such increased rate of Monthly Installments of Rent pursuant to this Section 4.4 shall remain in effect until further written notification to Tenant pursuant hereto.

4.5                               When the above mentioned actual determination of Tenant’s liability for Expenses and/or Taxes is made for any Lease Year and when Tenant is so notified in writing, then:

4.5.1                     If the total additional rent Tenant actually paid pursuant to Section 4.3 on account of Expenses and/or Taxes for the Lease Year is less than Tenant’s liability for Expenses and/or Taxes, then Tenant shall pay such deficiency to Landlord as additional rent in one lump sum within thirty (30) days of receipt of Landlord’s bill therefor; and

4.5.2                     If the total additional rent Tenant actually paid pursuant to Section 4.3 on account of Expenses and/or Taxes for the Lease Year is more than Tenant’s liability for Expenses and/or Taxes, then Landlord shall promptly credit the difference against the then next due payments to be made by Tenant under this Article 4, or, if the Lease has terminated, refund the difference in cash within sixty (60) days.  Tenant shall not be entitled to a credit by reason of actual Expenses and/or Taxes in any Lease Year being less than Expenses and/or Taxes in the Base Year (Expenses and/or Taxes).

4.6                               If the Commencement Date is other than January 1 or if the Termination Date is other than December 31, Tenant’s liability for Expenses and Taxes for the Lease Year in which said Commencement Date occurs shall be prorated based upon a three hundred sixty-five (365) day year.

5.                                      SECURITY DEPOSIT.  The required Security Deposit shall be in the form of an Irrevocable Standby Letter of Credit (the “letter of credit”) in the amount set forth in the Reference Pages and substantially in the form attached hereto as Exhibit E.  Under any circumstance under which Landlord is entitled to the use of all or any part of the Security Deposit, then Landlord, in addition to all other rights and remedies provided under this Lease, shall have the right to draw down all or a portion of the full balance of the letter of credit and retain the proceeds pursuant to and in accordance with this Article 5.  The following terms and conditions shall govern the letter of credit:

5.1                               Upon expiration of the Term, the letter of credit shall be returned to Tenant when Tenant is entitled to a return of its Security Deposit pursuant to Section 5.9 below.

5.2                               The letter of credit shall be in favor of Landlord, shall be issued by a commercial bank reasonably acceptable to Landlord, shall comply with all of the terms and conditions of this Article 5, shall  be substantially in the form attached hereto as Exhibit E and shall otherwise be reasonably acceptable to Landlord.  If, at any time while the letter of credit is outstanding, the issuing bank is declared insolvent or taken into receivership by the Federal Deposit Insurance Corporation or any other governmental agency, or is closed for any reason, Tenant shall cause the existing letter of credit to be replaced by a new letter of credit issued by another commercial bank reasonably acceptable to Landlord,

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with such new letter of credit to comply with all of the terms and conditions of this Section 5.2.  If Tenant fails to deliver an acceptable replacement letter of credit within such thirty (30) day period, Landlord shall have the right to present the existing letter of credit to the issuing bank for payment, and the entire sum so obtained shall be paid to Landlord, to be held by Landlord until Tenant provides a replacement letter of credit or Tenant would otherwise be entitled to the return of the Security Deposit, and shall be retained by Landlord if a default of Tenant should occur hereunder.

5.3                               The initial letter of credit shall have an expiration date not earlier than twelve (12) months after the Commencement Date.  A draft of the form of letter of credit must be submitted to Landlord for its approval prior to issuance.

5.4                               The letter of credit or any replacement letter of credit shall be irrevocable for the term thereof and shall automatically renew on a year to year basis until a period ending not earlier than three (3) months after the Termination Date (“End Date”) without any action whatsoever on the part of Landlord; provided that the issuing bank shall have the right not to renew the letter of credit by giving written notice to Landlord not less than sixty (60) days prior to the expiration of the then current term of the letter of credit that it does not intend to renew the letter of credit.  Tenant understands that the election by the issuing bank not to renew the letter of credit shall not, in any event, diminish the obligation of Tenant to maintain such an irrevocable letter of credit in favor of Landlord through such date.

5.5                               Upon and during the continuance of any Event of Default, Landlord or its then managing agent, shall have the right from time to time to make one or more draws on the letter of credit at any time that Landlord has the right to use all or a part of the Security Deposit pursuant to this Article 5, and the proceeds may be applied as permitted under this Article 5.  The letter of credit must state that it can be presented for payment at the office of the issuer or an approved correspondent in the metropolitan area in which the Building is located.  Funds may be drawn down on the letter of credit upon presentation to the issuing or corresponding bank of Landlord’s (or Landlord’s then managing agent’s) certificate stating as follows:

“[Beneficiary] is entitled to the use of Applicant’s Security Deposit pursuant to that certain Lease dated January       , 2014, between RAR2-Crosby Corporate Center QRS, Inc., as Landlord, and Aspen Technology, Inc., as Tenant, as amended from time to time.”

It is understood that if Landlord or its managing agent be a corporation, partnership or other entity, then such statement shall be signed by an officer (if a corporation), a general partner (if a partnership), or any authorized party (if another entity).

5.6                               Tenant acknowledges and agrees (and the letter of credit shall so state) that the letter of credit shall be honored by the issuing bank without inquiry as to the truth of the statements set forth in such draw request and regardless of whether the Tenant disputes the content of such statement.

5.7                               In the event of a transfer of Landlord’s interest in the Premises, Landlord shall have the right to transfer the letter of credit to the transferee and Tenant shall take whatever action reasonably necessary to effectuate such transfer and thereupon the Landlord shall, without any further agreement between the parties, be released by Tenant from all liability related to the letter of credit and it is agreed that the provisions hereof shall apply to every transfer or assignment of said letter of credit to a new

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landlord; provided, however, that Landlord or the new landlord pays all fees to the issuer necessary to evidence such transfer.

5.8                               Without limiting the generality of the foregoing, if the letter of credit expires earlier than the End Date, or the issuing bank notifies Landlord that it will not renew the letter of credit, Landlord shall accept a renewal thereof or substitute letter of credit (such renewal or substitute letter of credit to be in effect not later than ten (10) days prior to the expiration of the expiring letter of credit), irrevocable and automatically renewable as above provided to the End Date upon the same terms as the expiring letter of credit or upon such other terms as may be acceptable to Landlord.  However, if (a) the letter of credit is not timely renewed, or (b) a substitute letter of credit, complying with all of the terms and conditions of this Section is not timely received, then Landlord may present the expiring letter of credit to the issuing bank, and the entire sum so obtained shall be paid to Landlord, to be held by Landlord in accordance with this Article 5.  Notwithstanding the foregoing, Landlord shall be entitled to receive from Tenant reimbursement for Landlord’s actual and reasonable attorneys’ fees incurred in connection with the review of any proposed substitute letter of credit pursuant to this Section 5.8, not to exceed One Thousand Five Hundred and No/100 Dollars ($1,500.00) in each instance.

5.9                               The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant and not as an advance rental deposit or as a measure of Landlord’s damage in case of Tenant’s default.  If Tenant defaults beyond the expiration of applicable notice and cure periods with respect to any provision of this Lease, Landlord may use any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant’s default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant’s default.  If any portion is so used, Tenant shall within five (5) days after written demand therefor, deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount and Tenant’s failure to do so shall be a material breach of this Lease.  Except to such extent, if any, as shall be required by law, Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit.  If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant at such time after termination of this Lease when Landlord shall have reasonably determined that all of Tenant’s obligations under this Lease have been fulfilled, which determination shall be made promptly and shall not be unreasonably delayed.

6.                                      ALTERATIONS.

6.1                               Except for the Tenant’s Tel/Data Work, Tenant shall not make or suffer to be made any alterations, additions, or improvements, including, but not limited to, the attachment of any fixtures or equipment in, on, or to the Premises or any part thereof or the making of any improvements as required by Article 7, without the prior written consent of Landlord, which shall not be unreasonably withheld, conditioned or delayed.  Notwithstanding the foregoing, Landlord’s prior consent shall not be required, but prior written notice shall be provided to Landlord, for painting the interior walls of the Premises, putting wallpaper or other covering on the interior walls of the Premises, installing and/or replacing carpeting within the Premises, or performing other cosmetic or decorative alterations or additions within the Premises.

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6.2                               In the event Landlord consents to the making of any such alteration, addition or improvement by Tenant, the same shall be made by using, at Tenant’s option, either Landlord’s contractor or a contractor reasonably approved by Landlord, in either event at Tenant’s sole cost and expense.  If Tenant shall employ any contractor other than Landlord’s contractor and such other contractor or any subcontractor of such other contractor shall employ any non-union labor or supplier, Tenant shall be responsible for and hold Landlord harmless from any and all delays, damages and extra costs suffered by Landlord as a result of any dispute with any labor unions concerning the wage, hours, terms or conditions of the employment of any such labor.  In the event that Landlord performs any of such alterations, additions or improvements at the direction of Tenant or on Tenant’s behalf, then Landlord may charge Tenant a construction management fee not to exceed (a) five percent (5%) of the hard and soft cost of any work with a value and/or cost of One Hundred Thousand and No/100 Dollars ($100,000.00) or less, or (b) three percent (3%) of the hard and soft cost of any work with a value and/or cost in excess of One Hundred Thousand and No/100 Dollars ($100,000.00), in each case in order to cover its overhead as it relates to such proposed work, plus third-party costs actually incurred by Landlord in connection with the proposed work and the design thereof, with all such amounts being due thirty (30) days after Landlord’s written demand therefor.  In the event that Landlord is merely overseeing any of such alterations, additions or improvements being performed by Tenant, then Landlord may charge Tenant a construction oversight fee not to exceed one-half of one-percent (0.5%) of the hard and soft cost of any such work, in each case in order to cover its overhead as it relates to overseeing and monitoring such work, plus third-party costs actually incurred by Landlord in connection with overseeing and monitoring such work and the design thereof, with all such amounts being due thirty (30) days after Landlord’s written demand therefor.

6.3                               All alterations, additions or improvements proposed by Tenant shall be constructed in accordance with all government laws, ordinances, rules and regulations, using Building standard materials where applicable, and Tenant shall, prior to construction, provide the additional insurance required under Article 11 in such case, and also all such assurances to Landlord as Landlord shall reasonably require to assure payment of the costs thereof when the total soft and hard cost of any alteration, addition or improvement shall exceed One Hundred Thousand and No/100 Dollars ($100,000.00), including, but not limited to, notices of non-responsibility, waivers of lien, surety company performance bonds and funded construction escrows and to protect Landlord and the applicable Building and appurtenant land against any loss from any mechanic’s, materialmen’s or other liens.  Tenant shall pay in addition to any sums due pursuant to Article 4, any increase in real estate taxes attributable to any such alteration, addition or improvement for so long, during the Term, as such increase is ascertainable; at Landlord’s election said sums shall be paid in the same way as sums due under Article 4.  Landlord will, in connection with reviewing any particular request for alterations, additions or improvements, provide Tenant with a written statement as to whether the particular alteration, addition or improvement being requested will be required to be removed or restored by Tenant at the expiration or earlier termination of this Lease.  In the event that Landlord fails to notify Tenant whether it approves or disapproves of Tenant’s proposed alterations, additions or improvements within ten (10) business days following Tenant’s request for Landlord’s consent therefor, then Tenant shall have the right to send a second (2nd) written notice to Landlord requesting such consent and stating in bold uppercase letters at the top of such notice:  “TIME SENSITIVE RESPONSE REQUIRED WITHIN TEN (10) DAYS FOLLOWING LANDLORD’S RECEIPT OF THIS LETTER OR DEEMED APPROVAL MAY OCCUR.  PER SECTION 6.3 OF THE LEASE, LANDLORD HAS TEN (10) DAYS FROM ITS RECEIPT OF THIS LETTER TO APPROVE OR DISAPPROVE THE PROPOSED ALTERATIONS, ADDITIONS OR IMPROVEMENTS REQUESTED

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UNDER THIS LETTER OR SUCH ALTERATIONS, ADDITIONS OR IMPROVEMENTS REQUESTED SHALL BE DEEMED APPROVED.”  Notwithstanding the foregoing to the contrary, the foregoing time periods for Landlord’s approval or disapproval shall not commence unless and until Landlord has received all of the items required to be provided by Tenant pursuant to this Article 6 in connection with such proposed alterations, additions or improvements.

7.                                      REPAIR.  Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises, except for the Work specified in Exhibit B to this Lease and except that Landlord shall repair and maintain in good working order, condition and repair (including making any reasonably necessary replacements) and in compliance with all applicable laws, the structural portions of the Buildings, including, without limitation, the roof, roof membrane, roof covering, concrete slab, footings, foundation, exterior walls of the Buildings, and plumbing, air conditioning, life safety systems, heating and electrical systems installed or furnished by Landlord throughout the Term (but specifically excluding any supplemental HVAC systems or units installed by Landlord or Tenant to serve the Premises or any portion thereof, which systems and units Tenant (and not Landlord) shall be solely responsible for maintaining, repairing and replacing at Tenant’s sole cost and expense), all subject to the terms and provisions of Article 4.  Furthermore, Landlord shall maintain the Park in compliance with all applicable laws.  By accepting delivery of the Pre-Expansion Premises on the Commencement Date and the Expansion Premises on the Expansion Premises Commencement Date, subject to the other terms of this Lease, Tenant accepts them as being in good order, condition and repair and in the condition in which Landlord is obligated to deliver them.  It is hereby understood and agreed that no representations respecting the condition of the Premises or the Buildings have been made by Landlord to Tenant, except as specifically set forth in this Lease.

7.2                               Subject to the other terms of this Lease, Tenant shall, at all times during the Term, keep the Premises in good condition and repair excepting damage by fire or other casualty and reasonable wear and tear, and in compliance with all applicable governmental laws, ordinances and regulations, promptly complying with all governmental orders and directives for the correction, prevention and abatement of any violations or nuisances in or upon, or connected with, the Premises, all at Tenant’s sole expense.

7.3                               Notwithstanding the terms and provisions of this Article 7, if, for more than five (5) consecutive business days following written notice from Tenant to Landlord, Landlord shall fail to commence and diligently pursue to completion the making of any repairs or the performance of any maintenance required of Landlord under this Lease, and the making of such repairs or the performance of such maintenance is within Landlord’s reasonable control and not caused by Tenant’s negligence or willful misconduct (subject in all cases to delays caused by Force Majeure Events), and as a result of such failure (a) Tenant shall not be reasonably able to use and occupy, or to have access to, the Premises, or a material portion of the Premises, as the case may be, for the normal conduct of Tenant’s business operations, and (b) Tenant does not use or occupy the same during said period, then the obligation of Tenant to pay Annual Rent and additional rent hereunder shall be abated in proportion to the portion of the Premises that Tenant is unable to use as a result of such failure from the date such use and occupancy is impaired until the date immediately following the day on which such repairs or maintenance have been performed to allow Tenant to use such portion of the Premises (Landlord agreeing that it shall diligently pursue the making of such repairs and the performance of such maintenance until completion).  The provisions of this Section 7.3 shall not limit or affect in any way the abatement rights of Tenant under Article 22.

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7.4                               Except as otherwise provided in Section 7.3 or Article 22, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant’s business arising from the making of any repairs, alterations or improvements in or to any portion of the Premises.  Except to the extent, if any, prohibited by law or as otherwise expressly permitted pursuant to Section 19.9 of this Lease, Tenant waives the right to make repairs at Landlord’s expense under any law, statute or ordinance now or hereafter in effect.

8.                                      LIENS.  Tenant shall keep the Premises, the Buildings and appurtenant land and Tenant’s leasehold interest in the Premises free from any liens arising out of any services, work or materials performed, furnished, or contracted for by Tenant, or obligations incurred by Tenant.  In the event that Tenant fails, within twenty (20) days following the imposition of any such lien, to either cause the same to be released of record or provide Landlord with insurance against the same issued by a major title insurance company or such other protection against the same as Landlord shall accept (such failure to constitute an Event of Default), Landlord shall have the right to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien.  All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be payable to it by Tenant within ten (10) days of Landlord’s demand.

9.                                      ASSIGNMENT AND SUBLETTING.  Except as otherwise expressly set forth hereinbelow, Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, and shall not make, suffer or permit such assignment, subleasing or occupancy without the prior written consent of Landlord, such consent not to be unreasonably withheld, delayed or conditioned, and said restrictions shall be binding upon any and all assignees of the Lease and subtenants of the Premises.  In the event Tenant desires to sublet, or permit such occupancy of, the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least ten (10) days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee and the relevant terms of any sublease or assignment.  In the event that Landlord fails to notify Tenant whether it approves or disapproves of any such proposed assignment or sublease within ten (10) business days following Tenant’s request for Landlord’s consent therefor, then Tenant shall have the right to send a second (2nd) written notice to Landlord requesting such consent and stating in bold uppercase letters at the top of such notice:  “TIME SENSITIVE RESPONSE REQUIRED WITHIN TEN (10) DAYS FOLLOWING LANDLORD’S RECEIPT OF THIS LETTER OR DEEMED APPROVAL MAY OCCUR.  PER ARTICLE 9 OF THE LEASE, LANDLORD HAS TEN (10) DAYS FROM ITS RECEIPT OF THIS LETTER TO APPROVE OR DISAPPROVE THE PROPOSED ASSIGNMENT OR SUBLEASE REQUESTED UNDER THIS LETTER OR SUCH ASSIGNMENT OR SUBLEASE SHALL BE DEEMED APPROVED.”  Notwithstanding the foregoing to the contrary, either (a) a merger or consolidation of Tenant with another entity, (b) the assignment of this Lease or a sublease of a portion of the Premises to a subsidiary or Affiliate (as hereinafter defined) of Tenant, or (c) a transaction with a corporation to which substantially all of Tenant’s assets are transferred, shall all be deemed an assignment of this Lease or a sublease of a portion of the Premises, as the case may be (any of such entity being, for the purposes of this Lease, a “Permitted Transferee”), but (i) not subject to any recapture rights of Landlord under Section 9.3, and (ii) Landlord’s consent shall not be required therefor so long as:  (A) such Permitted Transferee executes an assignment and assumption agreement or a sublease agreement with Tenant, as the case may be, and such agreement contains (1) an assumption by such Permitted Transferee of all of the obligations of

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Tenant hereunder with respect to such assignment or sublease, as the case may be, including without limitation, the obligation to pay the Annual Rent, the additional rent and all other amounts provided for under this Lease in case of an assignment, and (2) an agreement by such Permitted Transferee to be and remain liable, jointly and severally, for all of Tenant’s obligations under this Lease (and in the event that Aspen Technology, Inc. remains a separate entity from such Permitted Transferee following such transaction, Aspen Technology, Inc. shall so agree in writing as well), and in either case a copy of such agreement is delivered to Landlord within ten (10) days of such transaction; and (B) in the case of an assignment pursuant to item (b) hereinabove or a transaction described in item (c) hereinabove, at the time of such assignment or transaction, the Permitted Transferee has a tangible net worth, computed in accordance with generally accepted accounting principles consistently applied, at least equal to the tangible net worth of Tenant on the Lease Reference Date, and proof of such net worth satisfactory to Landlord shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such assignment or transaction.  For the purposes hereof, an “Affiliate” of Tenant shall mean any entity which (v) controls, is controlled by or is under common control with Tenant, (w) results from a merger or consolidation with Tenant, (x) acquires the business being conducted on the Premises by Tenant, (y) has entered into a management contract with Tenant, or (z) has at least a ten percent (10%) ownership interest in Tenant.

9.2                               Notwithstanding any assignment or subletting, permitted or otherwise, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent specified in this Lease and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease.  Upon the occurrence of an Event of Default, if the Premises or any part of them are then assigned or sublet, Landlord, in addition to any other remedies provided in this Lease or provided by law, may, at its option, collect directly from such assignee or subtenant all rents due and becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant under this Lease, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant’s obligations under this Lease.

9.3                               In addition to Landlord’s right to approve of any subtenant or assignee, Landlord shall have the option, in its sole discretion, in the event of any proposed assignment, to terminate this Lease, or in the case of a proposed subletting of any Premises which constitutes all of the 20 Crosby Premises, all of the 22 Crosby Premises or all of the 28 Crosby Premises for seventy-five percent (75%) or more of the balance of the Term, to recapture that portion of the Premises to be sublet, as of the date the subletting or assignment is to be effective.  The option shall be exercised, if at all, by Landlord giving Tenant written notice given by Landlord to Tenant within thirty (30) days following Landlord’s receipt of Tenant’s written notice as required above.  However, if Tenant notifies Landlord, within ten (10) business days after receipt of Landlord’s termination notice, that Tenant is rescinding its proposed assignment or sublease, the termination notice shall be void and the Lease shall continue in full force and effect.  If this Lease shall be terminated with respect to the entire Premises pursuant to this Section, the Term of this Lease shall end on the date stated in Tenant’s notice as the effective date of the sublease or assignment as if that date had been originally fixed in this Lease for the expiration of the Term.  If Landlord recaptures under this Section only a portion of the Premises, the rent to be paid from time to time during the unexpired Term shall abate proportionately based on the proportion by which the approximate square footage of the remaining portion of the Premises shall be less than that of the Premises as of the date immediately prior to such recapture.  Tenant shall, at Tenant’s own cost and expense, discharge in full any outstanding commission obligation which may be due and owing as a result of any proposed assignment or subletting, unless the Premises are recaptured pursuant to this

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Section 9.3 and rented by Landlord to the proposed tenant or any other tenant, in which case Landlord shall be responsible for any such leasing commission.

9.4                               In the event that Tenant sells, sublets, assigns or transfers this Lease to any party other than a Permitted Transferee, Tenant shall pay to Landlord as additional rent an amount equal to fifty percent (50%) of any Increased Rent (as hereinafter defined), less the Costs Component (as hereinafter defined), when and as such Increased Rent is received by Tenant.  As used in this Section, “Increased Rent” shall mean the excess of (i) all rent and other consideration which Tenant is entitled to receive by reason of any sale, sublease, assignment or other transfer of this Lease, over (ii) the rent otherwise payable by Tenant under this Lease at such time.  The “Costs Component” is that amount which, if paid monthly, would fully amortize on a straight-line basis, over the entire sublease term (in the case of a sublease) or the remainder of the Term (in connection with an assignment), all reasonable and customary transaction costs actually incurred by Tenant in connection with such sublease or assignment.

9.5                               Notwithstanding any other provision hereof, it shall be considered reasonable for Landlord to withhold its consent to any assignment of this Lease or sublease of any portion of the Premises if at the time of either Tenant’s notice of the proposed assignment or sublease or the proposed commencement date thereof, there shall exist any uncured default of Tenant beyond applicable cure periods, if any, or if the proposed assignee or sublessee is an entity:  (a) with which Landlord is already in negotiation (meaning, Landlord or its brokers or representatives have provided such proposed assignee or sublessee with a term sheet, letter of intent, offer, or written proposal to which such prospective assignee or sublessee has submitted a written counter proposal to lease or sublease space in the Park during the immediately preceding four (4) month period); (b) that is already an occupant of the Park unless Landlord is unable to provide space with rentable square footage within at least fifteen percent (15%) of the rentable square footage of the space proposed to be sublet; (c) that is a governmental agency; (d) that is unreputable or will be using the subject Premises for a use other than the Permitted Uses; (e) with which the payment for the sublease or assignment is determined in whole or in part based upon its net income or profits; or (f) would subject the Premises to a use which would:  (i) involve substantially increased personnel or wear upon the Building in which the Premises is located; (ii) violate any exclusive right granted to another tenant of the Building in which the Premises is located and/or the Park; (iii) require any addition to or modification of the Premises or the Building in which it is located in order to comply with building code or other governmental requirements; or (iv) involve a violation of Section 1.2.  Tenant expressly agrees that for the purposes of any statutory or other requirement of reasonableness on the part of Landlord, Landlord’s refusal to consent to any assignment or sublease for any of the reasons described in this Section 9.5, shall be conclusively deemed to be reasonable.

9.6                               Upon any request to assign or sublet, Tenant will pay to Landlord, on demand, a sum equal to all of Landlord’s reasonable attorney’s fees incurred in investigating and considering any proposed or purported assignment or pledge of this Lease or sublease of any of the Premises, regardless of whether Landlord shall consent to, refuse consent, or determine that Landlord’s consent is not required for, such assignment, pledge or sublease.  Any purported sale, assignment, mortgage, transfer of this Lease or subletting which does not comply with the provisions of this Article 9 shall be void.

10.                               INDEMNIFICATION.  Landlord shall not be liable and Tenant hereby waives all claims against Landlord for any damage to any property or any injury to any person in or about the Premises or the Buildings by or from any cause whatsoever (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances,

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the Buildings not being in good condition or repair, gas, fire, oil, electricity or theft), except to the extent caused by or arising from the negligence or willful misconduct of Landlord or its agents, employees or contractors.  To the extent permitted by law, but subject to Article 12 below, Tenant shall protect, indemnify and hold Landlord harmless from and against any and all loss, claims, liability or costs (including court costs and attorney’s fees) resulting from actual or threatened claims by third parties occasioned by (a) any damage to any property (other than property of Landlord to the extent governed by Article 12) or any injury (including but not limited to death) to any person occurring in, on or about the Premises, the Buildings or the Parcel to the extent that such injury or damage shall be caused by or arise from any actual act, neglect, fault, or omission by or of Tenant or any Tenant Entity to meet any standards imposed by any duty with respect to the injury or damage; (b) the conduct or management of any work or thing whatsoever done by the Tenant in or about the Premises; (c) Tenant’s failure to comply with any and all governmental laws, ordinances and regulations applicable to the condition or use of the Premises or its occupancy; or (d) any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to this Lease.  Landlord shall provide written notice to Tenant promptly following Landlord obtaining actual knowledge of a potential claim for which Landlord may seek indemnification from Tenant hereunder and Tenant shall be entitled to control the defense of any resulting action.  To the extent permitted by law, but subject to Article 12 below and the limitation set forth above in this Article 10, Landlord shall protect, indemnify and hold Tenant harmless from and against any and all loss, claims, liability or costs (including court costs and attorney’s fees) resulting from actual or threatened claims by third parties occasioned by (a) any damage to any property (other than property of Tenant to the extent governed by Article 12) or any injury (including but not limited to death) to any person occurring in, on or about the Premises, the Buildings or the Parcel to the extent that such injury or damage shall be caused by or arise from any actual act, neglect, fault, or omission by or of Landlord to meet any standards imposed by any duty with respect to the injury or damage; (b) conduct or management of any work or thing whatsoever done by the Landlord in or about the Premises; (c) Landlord’s failure to comply with any and all governmental laws, ordinances and regulations applicable to the Buildings; or (d) any breach or default on the part of Landlord in the performance of any covenant or agreement on the part of the Landlord to be performed pursuant to this Lease.  Tenant shall provide written notice to Landlord promptly following Tenant obtaining actual knowledge of a potential claim for which Tenant may seek indemnification from Landlord hereunder and Landlord shall be entitled to control the defense of any resulting action.  The provisions of this Article 10 shall survive the expiration or earlier termination of this Lease with respect to any claims or liability accruing prior to such expiration or earlier termination.

11.                               INSURANCE.  Tenant shall keep in force throughout the Term: (a) a Commercial General Liability insurance policy or policies to protect Landlord against any liability to the public or to any invitee of Tenant or Landlord incidental to the use of or resulting from any accident occurring in or upon the Premises with a limit of not less than $1,000,000 per occurrence and not less than $3,000,000 in the annual aggregate, or such higher amount as Landlord may reasonably and prudently require from time to time, covering bodily injury and property damage liability and $1,000,000 products/completed operations aggregate; (b) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than $1,000,000 per accident; (c) Worker’s Compensation Insurance with limits as required by statute with Employers Liability and limits of $500,000 each accident, $500,000 disease policy limit, $500,000 disease—each employee; (d) All Risk or Special Form coverage protecting Tenant against loss of or damage to Tenant’s alterations, additions, improvements, carpeting, floor coverings, panelings, decorations, fixtures, inventory and other business personal property situated in or about the

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Premises to the full replacement value of the property so insured (“Tenant’s Property Insurance Policy”); and (e) Business Interruption Insurance with limit of liability of $5,000,000.

11.2                        The aforesaid policies shall (a) be provided at Tenant’s expense; (b) name Landlord as an additional insured as Landlord’s interest may appear under Tenant’s Commercial General Liability Insurance and as loss payees (Property Special Form) under Tenant’s Property Insurance Policy; (c) be issued by an insurance company with a minimum Best’s rating of “A-:VII” during the Term; and (d) provide that said insurance shall not be canceled except in accordance with the terms of the insurance policy.  A certificate of Liability insurance on ACORD Form 25 and a certificate of Tenant’s Property Insurance Policy on ACORD Form 27 shall be delivered to Landlord by Tenant upon the Commencement Date and within ten (10) days following each renewal of said insurance.  Notwithstanding the requirement in subsection (b) hereinabove to name Landlord as loss payee under Tenant’s Property Insurance Policy, Landlord’s interest as loss payee shall only be with respect to damage caused to Tenant’s alterations, additions, improvements, carpeting, floor coverings, panelings, fixtures and other physical and/or structural components of the Premises, including, without limitation, the Landlord’s Work, the Base Building Work located wholly within any portion of the Premises, and any Alterations (the “Loss Payee Designated Property”), but specifically excluding any personal property, furniture, decorations and inventory situated in or about the Premises. Landlord hereby acknowledges and agrees that, in the event of any claim made under such Tenant’s Property Insurance Policy, Landlord shall only be entitled to receive proceeds of insurance that relate to damage caused to the Loss Payee Designated Property.

11.3                        Whenever Tenant shall undertake any Alterations (as defined in Section 26.2) in, to or about the Premises, the aforesaid insurance protection must extend to and include injuries to persons and damage to property arising in connection with such Alterations, without limitation including liability under any applicable structural work act, and such other insurance as Landlord shall require; and the policies of or certificates evidencing such insurance must be delivered to Landlord prior to the commencement of any such Alterations.

11.4                        Landlord shall purchase and maintain during the Term with insurance companies qualified to do business in the Commonwealth of Massachusetts (except as otherwise set forth hereinbelow) such insurance in amounts and with deductibles as a reasonably prudent landlord would purchase and maintain with respect to a similar class of building as the Buildings in the Bedford, Massachusetts market area, including the following:  (a) commercial general liability insurance for incidents occurring in the Common Areas of the Park, with coverage for premises/operations, personal injury, and for bodily injury and property damage per occurrence, together with such other coverages and risks as Landlord shall reasonably decide or a mortgagee may require; and (b) property insurance covering property damage to the Buildings and the Buildings’ structures (but excluding the Tenant’s Tel/Data Work, the Landlord’s Work and the Base Building Work located wholly within any portion of the Premises, and any other Alterations performed by Tenant), for one hundred percent (100%) of replacement cost value.  Landlord hereby represents and warrants to Tenant that, as of the Lease Reference Date, Landlord’s property insurance policy covers one hundred percent (100%) of replacement cost value which is not subject to any monetary limit or cap with respect to the amount of insurance proceeds that Landlord may recover under such property insurance policy (“Uncapped Replacement Cost Insurance”) and Landlord shall be required to maintain such Uncapped Replacement Cost Insurance for the duration of the Term.  Landlord further represents and warrants to Tenant that, as of the Lease Reference Date, the maximum deductible payable under Landlord’s property insurance policy is $250,000.  The cost of the Uncapped Replacement Cost Insurance and a portion of the

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deductible (up to an amount not to exceed $50,000 with respect to such deductible) shall be included in Expenses pursuant to Section 4.1.2 in the event that there is a claim for property damage under Landlord’s property insurance policy; provided, that, any costs attributable to Landlord’s property insurance deductible in excess of $50,000 shall not be included in Expenses pursuant to Section 4.1.2.

12.                               WAIVER OF SUBROGATION.  Tenant and Landlord hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage, All Risks or other insurance now or hereafter existing for the benefit of the respective party but only to the extent of the net insurance proceeds payable under such policies; provided, that, if there is a claim under Landlord’s property insurance policy, Landlord, and not Tenant, shall be responsible for the amount of any deductible in excess of $50,000 and any amount of such deductible that is equal to or less than $50,000 shall be included in Expenses pursuant to Section 4.1.2.  Each party shall obtain any special endorsements required by their insurer to evidence compliance with the aforementioned waiver.

13.                               SERVICES AND UTILITIES.  Landlord agrees to furnish to the Premises at all times during the Term and in a manner consistent with a similar class office building as the Buildings in the Bedford, Massachusetts market area, the following services and utilities subject to the rules and regulations of the Buildings prescribed from time to time:  (a) hot and cold water suitable for normal office use of the Premises; (b) heat and air conditioning required in Landlord’s judgment for the use and occupation of the Premises during Building Business Hours with Landlord being obligated to maintain the Premises at reasonably comfortable temperatures during Building Business Hours; (c) nightly cleaning and janitorial service in accordance with the cleaning specifications attached hereto as Exhibit G; (d) elevator service by nonattended automatic elevators, if applicable; and (e) equipment to bring to the Premises electricity for lighting, convenience outlets and other normal office use.  Landlord agrees to furnish cleaning and janitorial services after Building Business Hours on generally recognized business days (but exclusive of Saturdays, Sundays and national and local legal holidays).  Landlord shall be responsible for snow removal in a manner consistent with properties of a similar caliber to the Park in the Bedford, Massachusetts area.  Landlord will include electricity costs to operate the HVAC system serving the Premises in Expenses.  To the extent that Tenant is not billed directly by a public utility, Tenant shall pay, within twenty (20) days of Landlord’s demand (with appropriate backup as to the billing information), for all electricity used by Tenant in the Premises as measured by a meter or submeter (as applicable), including, all electricity for lights and plugs and supplemental HVAC.  Except as otherwise set forth below in Section 13.1.1, the charge shall be at the rates charged for such services by the local public utility.  Notwithstanding the terms and provisions of this Article 13, if, for more than five (5) consecutive business days following written notice from Tenant to Landlord, Landlord shall fail to commence and diligently pursue to completion the restoration of any utility or other service required to be provided by Landlord under this Lease following the interruption, curtailment or suspension of such utility or other service, and the restoration of any such utility or other service is within Landlord’s reasonable control and not caused by Tenant’s negligence or willful misconduct (subject in all cases to delays caused by Force Majeure Events), and as a result of such failure (i) Tenant shall not be reasonably able to use and occupy, or to have access to, the 20 Crosby Premises, the 22 Crosby Premises or the 28 Crosby Premises (as applicable) or a material portion thereof, as the case may be, for the normal conduct of Tenant’s business operations without extraordinary and unreasonable measures being required to be taken by Tenant in order to do so, and (ii) Tenant does not use or occupy the same during said period, then the obligation of Tenant to pay Annual Rent and additional rent hereunder shall be abated in proportion to the portion of the 20 Crosby Premises, the 22 Crosby Premises or the 28 Crosby Premises (as applicable) that Tenant is unable to use as a result of such failure from the date such use

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and occupancy is impaired until the date immediately following the day on which such interruption, curtailment or suspension ends and such service is restored (Landlord agreeing that it shall diligently pursue the restoration of any such utility or other service until restored).

13.1.1              Notwithstanding the foregoing to the contrary, Landlord shall, at Landlord’s sole cost and expense in connection with the Work, submeter electricity for each of the 20 Crosby Premises, the 22 Crosby Premises and the 28 Crosby Premises and, as payment for such electricity, Tenant shall remit to Landlord as additional rent a sum equal to $1.50 per rentable square foot of each of the 20 Crosby Premises, the 22 Crosby Premises and the 28 Crosby Premises per annum, which is Landlord’s estimate of the appropriate electricity charge for each of the 20 Crosby Premises, the 22 Crosby Premises and the 28 Crosby Premises as of the Lease Reference Date, with such amount to be increased from time to time by notice from Landlord to Tenant based on historical usage and cost or to the extent that the market therefor increases based upon Landlord’s judgment (the “Estimated Electricity Submeter Charge”), with 1/12 of such amount being due and payable in monthly installments concurrently with Tenant’s payment of Monthly Installment of Rent hereunder.

13.1.2              Landlord shall use reasonable efforts to review the total Estimated Electricity Submeter Charge paid by Tenant during the immediately preceding Lease Year within one hundred fifty (150) days after the end of such Lease Year and if the Estimated Electricity Submeter Charge that Tenant pays pursuant to Section 13.1.1 is less than the actual charges as measured by Landlord’s submetering for such electricity for such applicable billing period, then Tenant shall pay such deficiency to Landlord as additional rent in one lump sum within thirty (30) days of receipt of Landlord’s bill therefor.  If the Estimated Electricity Submeter Charge that Tenant pays during such applicable billing period pursuant to Section 13.1.1 is more than the actual charges as measured by Landlord’s submetering for such electricity, then Landlord shall credit the difference against the then next due payments to be made by Tenant under this Section 13.1, or, if the Lease has been terminated, refund the difference to Tenant in cash within sixty (60) days of the applicable billing period.

13.2                        Should Tenant require any additional work or service, as described above, including services furnished outside of Building Business Hours, Landlord may, on terms to be agreed, upon reasonable advance notice by Tenant, furnish such additional service and Tenant agrees to pay Landlord such charges as may be agreed upon, including any tax imposed thereon, but in no event at a charge more than Landlord’s actual cost.  The charge for after-hours HVAC service is specified on the Reference Pages.

13.3                        Wherever heat-generating machines or equipment are used by Tenant in the 20 Crosby Premises, the 22 Crosby Premises or the 28 Crosby Premises which affect the temperature otherwise maintained by the air conditioning system or Tenant allows occupancy of the 20 Crosby Premises, the 22 Crosby Premises or the 28 Crosby Premises by more persons than the heating and air conditioning system is designed to accommodate, in either event whether with or without Landlord’s approval, Landlord reserves the right to install supplementary heating and/or air conditioning units in or for the benefit of the 20 Crosby Premises, the 22 Crosby Premises or the 28 Crosby Premises (as applicable) and the cost thereof, including the cost of installation and the cost of operations and maintenance, shall be paid by Tenant to Landlord within twenty (20) days of Landlord’s demand.

13.4                        Tenant will not, without the written consent of Landlord, use any equipment or device in the 20 Crosby Premises, the 22 Crosby Premises or the 28 Crosby Premises that will cause Tenant’s aggregate usage of machines, equipment or devices within such Premises to exceed 400 amps at 480

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volts in the aggregate for lights, plugs and supplemental HVAC (but excluding the standard HVAC serving the 20 Crosby Premises, the 22 Crosby Premises or the 28 Crosby Premises), or which will in any way increase the amount of electricity or water usually furnished or supplied for use of the 20 Crosby Premises, the 22 Crosby Premises or the 28 Crosby Premises for the Permitted Uses, nor connect with electric current, except through existing electrical outlets in the 20 Crosby Premises, the 22 Crosby Premises or the 28 Crosby Premises, or water pipes, any apparatus or device for the purposes of using electrical current or water.  If Tenant shall require water or electric current in excess of that usually furnished or supplied for use of the 20 Crosby Premises, the 22 Crosby Premises or the 28 Crosby Premises for the Permitted Uses, Tenant shall procure the prior written consent of Landlord for the use thereof, which Landlord may refuse, and if Landlord does consent, Landlord may cause a water meter or electric current meter to be installed so as to measure the amount of such excess water and electric current.  The cost of any such meters shall be paid for by Tenant.  Tenant agrees to pay to Landlord within five (5) days of Landlord’s demand, the cost of all such excess water and electric current consumed (as shown by said meters, if any, or, if none, as reasonably estimated by Landlord) at the rates charged for such services by the local public utility or agency, as the case may be, furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed.

13.5                        Tenant will not, without the prior written consent of Landlord, contract with a utility provider to service the Premises with any utility, including, but not limited to, electricity, water, sewer or gas, which is not previously providing such service to other tenants in the applicable Building.  Tenant may contract with any well-recognized and reputable telecommunications provider to provide tel/data service to the Premises and to and between the Buildings in order to serve the Premises so long as Landlord has provided its prior written consent to the use of such telecommunications provider, which consent shall not be unreasonably withheld, conditioned or delayed and shall be deemed to have been given if such telecommunications provider is Verizon, Comcast, Lightower, Level 3 Communications, AT&T, Cogent or EarthLink.  Notwithstanding the foregoing, if any such telecommunications provider is not then currently providing such tel/data service to other tenants in the applicable Building(s), then Tenant (and not Landlord) shall be solely responsible for the performance of any infrastructure work (subject to the terms and provisions of Article 6) and any and all costs and expenses related thereto and payable to such telecommunications provider providing such tel/data service to the Premises and to and between the Buildings in order to serve the Premises.  Landlord shall have the right to review and approve (with such approval not to be unreasonably withheld, conditioned or delayed) the method and means by which such telecommunications provider shall provide such tel/data service to and between the applicable Building(s), including, without limitation, the performance of any such infrastructure work and the use of any existing conduits serving the applicable Building(s).  Subject to Landlord’s reasonable rules and regulations and the provisions of Articles 6 and 26, Tenant shall be entitled to the use of wiring, at its own risk, from the existing telecommunications nexus in the respective Building to the respective Premises within such Building, sufficient for the Permitted Uses.  Landlord shall in no event be liable for disruption in any service obtained by Tenant pursuant to this Section.

14.                               HOLDING OVER.  Tenant shall pay Landlord for each day Tenant retains possession of the Premises or part of them after the termination or expiration of this Lease by lapse of time or otherwise at the rate (“Holdover Rate”) which shall be one hundred fifty percent (150%) of (a) the amount of the Annual Rent for the last period prior to the date of such termination or expiration, plus (b) all Rent Adjustments under Article 4, prorated on a daily basis, and also pay all damages sustained by Landlord by reason of such retention.  If Landlord gives notice to Tenant of Landlord’s election to such effect,

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such holding over shall constitute renewal of this Lease for a period from month to month at the Holdover Rate, but if the Landlord does not so elect, no such renewal shall result notwithstanding acceptance by Landlord of any sums due hereunder after such termination or expiration; and instead, a tenancy at sufferance at the Holdover Rate shall be deemed to have been created.  In any event, no provision of this Article 14 shall be deemed to waive Landlord’s right of reentry or any other right under this Lease or at law.  Notwithstanding the foregoing to the contrary, provided that Tenant notifies Landlord in writing that it will retain possession of the Premises after the termination or expiration of this Lease at least ninety (90) days prior to such termination or expiration, then, for the first thirty (30) days of such retention, Landlord shall waive any damages sustained by Landlord by reason of such retention and the Holdover Rate shall be one hundred twenty-five percent (125%) of (i) the amount of the Annual Rent for the last period prior to the date of such termination or expiration, plus (ii) all Rent Adjustments under Article 4.

15.                               SUBORDINATION.  Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to ground or underlying leases and to the lien of any mortgages or deeds of trust now or hereafter placed on, against or affecting the Buildings, Landlord’s interest or estate in the Buildings, or any ground or underlying lease; provided, however, that (a) if the lessor, mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant’s interest in this Lease be superior to any such instrument, then, by notice to Tenant, this Lease shall be deemed superior, whether this Lease was executed before or after said instrument, and (b) Landlord shall obtain a subordination, non-disturbance and attornment agreement for Tenant on such ground lessor’s, mortgagee’s, trustee’s or holder’s standard form.  Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver within ten (10) days of Landlord’s request such further instruments evidencing such subordination or superiority of this Lease as may be required by Landlord, subject to Landlord obtaining a subordination, non-disturbance and attornment agreement on such ground lessor’s, mortgagee’s, trustee’s or holder’s standard form as aforesaid.  Notwithstanding the foregoing to the contrary, Landlord hereby represents and warrants to Tenant that there are no mortgages encumbering the Buildings as of the Lease Reference Date.

16.                               RULES AND REGULATIONS.  Tenant shall faithfully observe and comply with all the rules and regulations as set forth in Exhibit D to this Lease and all reasonable and non-discriminatory modifications of and additions to them from time to time put into effect by Landlord.  Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Buildings of any such rules and regulations.

17.                               REENTRY BY LANDLORD.  Upon at least twenty-four (24) hours prior notice (which may be oral) and during Building Business Hours or outside of Building Business Hours if in the presence of a Tenant representative (except in the case of an emergency when no such notice or representative shall be required), Landlord shall have the right to re-enter the Premises or any portion thereof to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant under this Lease, to show said Premises or any portion thereof to prospective purchasers, mortgagees or tenants (but only during the last twelve (12) months of the Term for prospective tenants), and to alter, improve or repair the Premises or any portion thereof and any portion of the Buildings, without abatement of rent, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures and open any wall, ceiling or floor in and through the Buildings and Premises or any portion thereof where reasonably required by the character of the work to be performed, provided entrance to such portion of the Premises shall not be blocked thereby, and further provided that the business of

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Tenant shall not be interfered with unreasonably.  Regarding any such entry, unless such entry is to perform customary and routine maintenance obligations required of Landlord hereunder pursuant to a work order requested by Tenant or other request by Tenant for Landlord to perform such work or if such work is undertaken in connection with an emergency (which, in each such case, shall not require prior notice to Landlord), the notice provided by Landlord regarding any such other entry shall generally describe the purpose of such entry, the location of the work to be performed by Landlord (if any) and an estimate of the hours or days that Landlord anticipates being within the Premises for the purposes of such entry.  Except with respect to any such entry undertaken in connection with an emergency, Tenant shall have the right to have a representative of Tenant accompany Landlord during any such entry upon any portion of the Premises.  Landlord shall have the right at any time to change the arrangement and/or locations of entrances, or passageways, doors and doorways, and corridors, windows, elevators, stairs, toilets or other public parts of the Buildings and to change the name, number or designation by which each Building is commonly known.  In the event that Landlord damages any portion of any wall or wall covering, ceiling, or floor or floor covering within the Premises, Landlord shall repair or replace the damaged portion to match the original as nearly as commercially reasonable but shall not be required to repair or replace more than the portion actually damaged.  Landlord shall also be responsible for any actual damage caused by Landlord to Tenant’s personal property resulting from Landlord’s entry into the Premises pursuant to this Article 17.  Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant’s business, any loss of occupancy or quiet enjoyment of such portion of the Premises, and any other loss occasioned by any action of Landlord authorized by this Article 17.

17.2                        For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in the Premises, excluding Tenant’s vaults and safes or special security areas (designated from time to time by notice from Tenant to Landlord), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency to obtain entry to any portion of the Premises.  As to any portion to which access cannot be had by means of a key or keys in Landlord’s possession, Landlord is authorized to gain access by such means as Landlord shall reasonably elect and the cost of repairing any damage occurring in doing so shall be borne by Tenant and paid to Landlord within twenty (20) days of Landlord’s demand.

18.                               DEFAULT.  Except as otherwise provided in Article 20, the following events shall be deemed to be Events of Default under this Lease:

18.1.1              Tenant shall fail to pay when due any sum of money becoming due to be paid to Landlord under this Lease, whether such sum be any installment of the rent reserved by this Lease, any other amount treated as additional rent under this Lease, or any other payment or reimbursement to Landlord required by this Lease, whether or not treated as additional rent under this Lease, and such failure shall continue for a period of five (5) business days after written notice that such payment was not made when due, but if any two (2) such notices shall be given, for the twelve (12) month period commencing with the date of the second (2nd) of such notices, the failure to pay within five (5) days after due any additional sum of money becoming due to be paid to Landlord under this Lease during such period shall be an Event of Default, without notice.

18.1.2              Tenant shall fail to comply with any term, provision or covenant of this Lease which is not provided for in another Section of this Article and shall not cure such failure within  thirty (30) days (forthwith, if the failure involves a hazardous condition) after written notice of such failure to Tenant provided, however, that such failure shall not be an event of default if such failure could not

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reasonably be cured during such  thirty (30) day period, Tenant has commenced the cure within such thirty (30) day period and thereafter is diligently pursuing such cure to completion, but the total aggregate cure period shall not exceed one hundred twenty (120) days.

18.1.3              Subject to Tenant’s rights to holdover in the Premises for the initial thirty (30) day period more particularly described in, and pursuant to, Article 14, Tenant shall fail to vacate the Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant’s right to possession only.

18.1.4              Tenant shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof.

18.1.5              A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within sixty (60) days from the date of entry thereof.

18.2                        Except as otherwise expressly set forth in Section 7.3, Landlord shall in no event be in default under this Lease unless Landlord shall neglect or fail to perform any of its obligations hereunder and shall fail to remedy the same within thirty (30) days after written notice to Landlord specifying such neglect or failure, or if such failure is of such a nature that Landlord cannot reasonably remedy the same within such thirty (30) day period, Landlord shall fail to commence promptly (and in any event within such thirty (30) day period) to remedy the same and to prosecute such remedy to completion with diligence and continuity.

19.                               REMEDIES.  Except as otherwise provided in Article 20, upon the occurrence of any of the Events of Default described or referred to in Article 18, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever, concurrently or consecutively and not alternatively:

19.1.1              Landlord may, at its election, terminate this Lease or terminate Tenant’s right to possession only, without terminating the Lease.

19.1.2              Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant’s right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event and to repossess Landlord of the Premises as of Landlord’s former estate and to expel or remove Tenant and any others who may be occupying or be within the Premises and to remove Tenant’s signs and other evidence of tenancy and all other property of Tenant therefrom without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for

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any damage resulting therefrom, Tenant waiving any right to claim damages for such re-entry and expulsion, and without relinquishing Landlord’s right to rent or any other right given to Landlord under this Lease or by operation of law.

19.1.3              Upon any termination of this Lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages, all rent, including any amounts treated as additional rent under this Lease, and other sums due and payable by Tenant on the date of termination, plus as liquidated damages and not as a penalty, an amount equal to the sum of:  (a) an amount equal to the then present value of the rent reserved in this Lease for the residue of the stated Term of this Lease including any amounts treated as additional rent under this Lease and all other sums provided in this Lease to be paid by Tenant, minus the then Fair Market Rent (as hereinafter defined) for the Premises for such residue; (b) the value of the time and expense necessary to obtain a replacement tenant or tenants, and the estimated expenses described in Section 19.1.4 relating to recovery of the Premises, preparation for reletting and for reletting itself; and (c) the cost of performing any other covenants which would have otherwise been performed by Tenant.

19.1.4              Upon any termination of Tenant’s right to possession only without termination of the Lease:

19.1.4.1                            Neither such termination of Tenant’s right to possession nor Landlord’s taking and holding possession thereof as provided in Section 19.1.2 shall terminate the Lease or release Tenant, in whole or in part, from any obligation, including Tenant’s obligation to pay the rent, including any amounts treated as additional rent, under this Lease for the full Term, and if Landlord so elects Tenant shall continue to pay to Landlord the entire amount of the rent as and when it becomes due, including any amounts treated as additional rent under this Lease, for the remainder of the Term plus any other sums provided in this Lease to be paid by Tenant for the remainder of the Term.

19.1.4.2                            Landlord shall use commercially reasonable efforts to relet the Premises or portions thereof.  Landlord and Tenant agree that nevertheless Landlord shall at most be required to use only the same efforts Landlord then uses to lease premises in the Buildings generally and that in any case that Landlord shall not be required to give any preference or priority to the showing or leasing of the Premises or portions thereof over any other space that Landlord may be leasing or have available and may place a suitable prospective tenant in any such other space regardless of when such other space becomes available and that Landlord shall have the right to relet the Premises for a greater or lesser term than that remaining under this Lease, the right to relet only a portion of the Premises, or a portion of the Premises or the entire Premises as a part of a larger area, and the right to change the character or use of the Premises.  In connection with or in preparation for any reletting, Landlord may, but shall not be required to, make repairs, alterations and additions in or to the Premises and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall pay the cost thereof, together with Landlord’s expenses of reletting, including, without limitation, any commission incurred by Landlord, within five (5) days of Landlord’s demand.  Landlord shall not be required to observe any instruction given by Tenant about any reletting or accept any tenant offered by Tenant unless such offered tenant has a credit-worthiness acceptable to Landlord and leases the entire Premises upon terms and conditions including a rate of rent (after giving effect to all expenditures by Landlord for tenant improvements, broker’s commissions and other leasing costs) all no less favorable to Landlord than as called for in this Lease, nor shall Landlord be required to make or permit any assignment or sublease for more than the current term or which Landlord would not be required to permit under the provisions of Article 9.

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19.1.4.3                            Until such time as Landlord shall elect to terminate this Lease and shall thereupon be entitled to recover the amounts specified in such case in Section 19.1.3, Tenant shall pay to Landlord upon demand the full amount of all rent, including any amounts treated as additional rent under this Lease and other sums reserved in this Lease for the remaining Term, together with the costs of repairs, alterations, additions, redecorating and Landlord’s expenses of reletting and the collection of the rent accruing therefrom (including reasonable attorney’s fees and broker’s commissions), as the same shall then be due or become due from time to time, less only such consideration as Landlord may have received from any reletting of the Premises; and Landlord may file suits from time to time to recover any sums falling due under this Article 19 as they become due.  Any proceeds of reletting by Landlord in excess of the amount then owed by Tenant to Landlord from time to time shall be credited against Tenant’s future obligations under this Lease but shall not otherwise be refunded to Tenant or inure to Tenant’s benefit.

19.2                        Upon the occurrence of an Event of Default, Landlord may (but shall not be obligated to) cure such default at Tenant’s sole expense.  Without limiting the generality of the foregoing, Landlord may, at Landlord’s option, enter into and upon the Premises if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible under this Lease or to otherwise effect compliance with its obligations under this Lease and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage or interruption of Tenant’s business resulting therefrom and Tenant agrees to reimburse Landlord within five (5) days of Landlord’s demand as additional rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant’s obligations under this Lease, plus interest from the date of demand by Landlord at the Wall Street Journal prime rate.

19.3                        Tenant understands and agrees that in entering into this Lease, Landlord is relying upon receipt of all the Annual and Monthly Installments of Rent to become due with respect to all the Premises originally leased hereunder over the full initial Term of this Lease for amortization, including interest at the Amortization Rate.  For purposes hereof, the “Concession Amount” shall be defined as the aggregate of all amounts forgone or expended by Landlord as free rent under this Lease, under Exhibit B hereof for the Landlord’s Work, the Entrance Work, the Allowance (as hereinafter defined), the Entrance Work Allowance (as hereinafter defined), the Additional Entrance Work Allowance (as hereinafter defined), the Tenant’s Plan Allowance (as hereinafter defined) not yet repaid by Tenant, and for brokers’ commissions and legal fees payable by reason of this Lease.  Accordingly, Tenant agrees that if this Lease or Tenant’s right to possession of the Premises leased hereunder shall be terminated as of any date (“Default Termination Date”) prior to the expiration of the full initial Term hereof by reason of a default of Tenant, there shall be due and owing to Landlord as of the day prior to the Default Termination Date, as rent in addition to all other amounts owed by Tenant as of such Default Termination Date, the amount (“Unamortized Amount”) of the Concession Amount determined as set forth below; provided, however, that in the event that such amounts are recovered by Landlord pursuant to any other provision of this Article 19, Landlord agrees that it shall not attempt to recover such amounts pursuant to this Section 19.3.  For the purposes hereof, the Unamortized Amount shall be determined in the same manner as the remaining principal balance of a mortgage with interest at the Amortization Rate payable in level payments over the same length of time as from the effectuation of the Concession Amount concerned to the end of the full initial Term of this Lease would be determined.  The foregoing provisions shall also apply to and upon any reduction of space in the Premises, as though such reduction were a termination for Tenant’s default, except that (i) the Unamortized Amount shall be

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reduced by any amounts paid by Tenant to Landlord to effectuate such reduction, and (ii) the manner of application shall be that the Unamortized Amount shall first be determined as though for a full termination as of the effective date of the elimination of the portion, but then the amount so determined shall be multiplied by the fraction of which the numerator is the rentable square footage of the eliminated portion and the denominator is the rentable square footage of the Premises originally leased hereunder; and the amount thus obtained shall be the Unamortized Amount.

19.4                        In the event of any litigation arising out of or in connection with this Lease or the rights of the parties hereto relative to the Premises, the Buildings or the Park, the non-prevailing party will reimburse the prevailing party for the reasonable expenses incurred therein, including, but not limited to, court costs and reasonable attorneys’ fees and expenses, but only if the prevailing party is entitled to such reimbursement pursuant to a court order or award relating to such litigation.  In the event of any conflict between this provision and any other provision of this Lease concerning payment or reimbursement of attorneys’ fees, costs and expenses, such other specific provision of this Lease will control.  TENANT AND LANDLORD EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY.

19.5                        Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided in this Lease or any other remedies provided by law (all such remedies being cumulative), nor shall pursuit of any remedy provided in this Lease constitute a forfeiture or waiver of any rent due to Landlord under this Lease or of any damages accruing to Landlord or Tenant by reason of the violation of any of the terms, provisions and covenants contained in this Lease.

19.6                        No act or thing done by Landlord or its agents during the Term shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid, unless in writing signed by Landlord.  No waiver by either party of any violation or breach of any of the terms, provisions and covenants contained in this Lease shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants contained in this Lease.  Landlord’s acceptance of the payment of rental or other payments after the occurrence of an Event of Default shall not be construed as a waiver of such Event of Default, unless Landlord so notifies Tenant in writing.  Forbearance by either party in enforcing one or more of the remedies provided in this Lease upon an Event of Default shall not be deemed or construed to constitute a waiver of such Event of Default or of Landlord’s right to enforce any such remedies with respect to such Event of Default or any subsequent Event of Default.

19.7                        Intentionally Deleted.

19.8                        Any and all property which may be removed from the Premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled, may be handled, removed and/or stored, as the case may be, by or at the direction of Landlord but at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof.  Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord’s possession or under Landlord’s control.  Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Premises shall, at Landlord’s option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

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19.9                        In the event that:  (1) Landlord fails in its obligations under this Lease to commence and diligently pursue to completion the making of any repairs or the performance of any maintenance that Landlord is expressly responsible for making or performing (as applicable) under this Lease (including, without limitation, Landlord’s failure to satisfy the temperature requirements for the Premises more particularly set forth in Article 13) beyond any applicable notice and cure periods provided for the failure to perform such obligations and the (a) reason for such repairs or maintenance is not caused by Tenant’s negligence or willful misconduct, and (b) making of such repairs or the performance of such maintenance is within Landlord’s reasonable control (subject to delays caused by any Force Majeure Events and provided that any such failure shall not constitute a default of Landlord if such failure could not reasonably be cured during such initial cure period, but Landlord has commenced the cure within such initial cure period and thereafter is diligently pursuing such cure to completion); and (2) such failure results in Tenant not being reasonably able to use and occupy, or to have access to, the Premises, or a material portion of the Premises, as the case may be, for the normal conduct of Tenant’s business operations; then Tenant may perform such obligations at Landlord’s expense if Landlord fails to commence and diligently pursue to completion such obligations within ten (10) business days after written notice from Tenant to Landlord regarding such failure as specifically set forth hereinbelow (the “Self-Help Notice”).  In the event that Landlord fails to reimburse Tenant for the amount of all reasonable costs actually incurred by Tenant in curing any such default of Landlord (the “Offset Costs”) within thirty (30) days following Landlord’s receipt of an invoice therefor from Tenant (provided, that, Tenant had timely and properly given Landlord the Self-Help Notice as required in the foregoing sentence, Landlord failed to perform such obligations within such ten (10) business day period and Tenant conducted such work in a good and workmanlike manner), then Tenant shall have the right to deduct the amount of any such Offset Costs from future payments of Annual Rent hereunder; provided, however, that the amount of any such set-off shall not exceed ten percent (10%) of each Monthly Installment of Rent payable under this Lease unless Tenant would not be able to recover the entire amount of the Offset Costs during the remainder of the Term, in which case the Offset Costs shall be amortized on a straight line basis (without interest) in equal monthly installments over the remainder of the Term and Tenant shall be entitled to set-off such monthly installment from each Monthly Installment of Rent payable under this Lease during the remainder of the Term.  Tenant shall be deemed to have properly given written notice to Landlord as set forth hereinabove and to exercise such self-help and set-off rights as set forth hereinabove only if the Self-Help Notice states the following in capitalized and bold type on the first page of such Self-Help Notice:  “LANDLORD IS HEREBY NOTIFIED THAT IT HAS FAILED TO PERFORM ITS OBLIGATIONS UNDER THE LEASE AS DETAILED IN THIS LETTER WITHIN THE REQUIRED NOTICE AND CURE PERIOD SET FORTH IN THE LEASE AND IF SUCH FAILURE IS NOT CURED WITHIN TEN (10) BUSINESS DAYS FOLLOWING LANDLORD’S RECEIPT OF THIS LETTER, THEN SUCH FAILURE SHALL, UNDER THE CIRCUMSTANCES SET FORTH IN THE SECTION OF THE LEASE GOVERNING TENANT’S SELF-HELP RIGHTS, PERMIT TENANT TO EXERCISE SUCH SELF-HELP PURSUANT TO SAID SECTION OF THE LEASE GOVERNING TENANT’S SELF-HELP RIGHTS AND TO POTENTIALLY SET-OFF AGAINST ANNUAL RENT ANY REASONABLE AND ACTUAL COSTS OF SUCH SELF-HELP WHICH ARE NOT REIMBURSED TO TENANT PURSUANT TO SAID SECTION OF THE LEASE GOVERNING TENANT’S SELF-HELP RIGHTS”.

20.                               TENANT’S BANKRUPTCY OR INSOLVENCY.  If at any time and for so long as Tenant shall be subjected to the provisions of the United States Bankruptcy Code or other law of the United States or any state thereof for the protection of debtors as in effect at such time (each a “Debtor’s Law”):

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20.1.1              Tenant, Tenant as debtor-in-possession, and any trustee or receiver of Tenant’s assets (each a “Tenant’s Representative”) shall have no greater right to assume or assign this Lease or any interest in this Lease, or to sublease any of the Premises than accorded to Tenant in Article 9, except to the extent Landlord shall be required to permit such assumption, assignment or sublease by the provisions of such Debtor’s Law.  Without limitation of the generality of the foregoing, any right of any Tenant’s Representative to assume or assign this Lease or to sublease any of the Premises shall be subject to the conditions that:

20.1.1.1                            Such Debtor’s Law shall provide to Tenant’s Representative a right of assumption of this Lease which Tenant’s Representative shall have timely exercised and Tenant’s Representative shall have fully cured any default of Tenant under this Lease.

20.1.1.2                            Tenant’s Representative or the proposed assignee, as the case shall be, shall have deposited with Landlord as security for the timely payment of rent an amount equal to the Security Deposit, and shall have provided Landlord with adequate other assurance of the future performance of the obligations of the Tenant under this Lease.  Without limitation, such assurances shall include, at least, in the case of assumption of this Lease, demonstration to the satisfaction of the Landlord that Tenant’s Representative has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that Tenant’s Representative will have sufficient funds to fulfill the obligations of Tenant under this Lease; and, in the case of assignment, submission of current financial statements of the proposed assignee, audited by an independent certified public accountant reasonably acceptable to Landlord and showing a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by such assignee of all of the Tenant’s obligations under this Lease.

20.1.1.3                            The assumption or any contemplated assignment of this Lease or subleasing any part of the Premises, as shall be the case, will not breach any provision in any other lease, mortgage, financing agreement or other agreement by which Landlord is bound.

20.1.1.4                            Landlord shall have, or would have had absent the Debtor’s Law, no right under Article 9 to refuse consent to the proposed assignment or sublease by reason of the identity or nature of the proposed assignee or sublessee or the proposed use of the Premises concerned.

21.                               QUIET ENJOYMENT.  Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord subject to the terms and provisions of this Lease.  Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.

22.                               CASUALTY.  22.1                                         In the event the Premises or any of the Buildings are damaged by fire or other cause and in Landlord’s reasonable estimation such damage can be materially restored within two hundred forty (240) days from the date of such fire or other casualty, Landlord shall forthwith repair the same and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate abatement in rent from the date of such damage until Landlord delivers a Certificate of Occupancy (as defined in Exhibit B) to Tenant for the restored Premises.  Such abatement of rent shall be made pro rata in accordance with the extent to which the damage and the making of such repairs shall

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interfere with the use and occupancy by Tenant of the 20 Crosby Premises, the 22 Crosby Premises or the 28 Crosby Premises, as the case may be, from time to time.  Within forty-five (45) days from the date of such damage, Landlord shall notify Tenant, in writing, of Landlord’s reasonable estimation of the length of time within which material restoration can be made, and Landlord’s determination shall be binding on Tenant.  For purposes of this Lease, the Building or Premises shall be deemed “materially restored” if they are in such condition as would not prevent or materially interfere with Tenant’s use of the Premises for the purpose for which it was being used immediately before such damage.

22.2                        If such repairs cannot, in Landlord’s reasonable estimation, be made within two hundred forty (240) days from such date of the fire or other casualty, Landlord and Tenant shall each have the option of giving the other, at any time within ninety (90) days after such damage, notice terminating this Lease with respect to the portion of the Premises in the damaged Building only as of the date of such damage; provided, that, if the fire or other casualty is to the 20 Crosby Building and such repairs cannot, in Landlord’s reasonable estimation, be made within two hundred forty (240) days from such date of the fire or other casualty, then Tenant shall have the option of giving notice to Landlord, at any time within ninety (90) days after such damage, notice terminating this Lease with respect to the 20 Crosby Premises, the 22 Crosby Premises and the 28 Crosby Premises, in their entirety.  In the event of the giving of any such notice, this Lease shall expire with respect to the portion of the Premises in the damaged Building only (except as otherwise expressly set forth in the immediately preceding sentence) and all interest of the Tenant in such portion of the Premises shall terminate as of the date of such damage as if such date had been originally fixed in this Lease for the expiration of the Term.  In the event that neither Landlord nor Tenant exercises its option to terminate this Lease, then Landlord shall repair or restore such damage, this Lease continuing in full force and effect, and the rent hereunder shall be proportionately abated as provided in Section 22.1.

22.3                        Landlord shall not be required to repair or replace any damage or loss by or from fire or other cause to any panelings, decorations, partitions, additions, railings, ceilings, floor coverings, office fixtures or any other property or improvements installed on the Premises by, or belonging to, Tenant.  Any insurance which may be carried by Landlord or Tenant against loss or damage to the Buildings or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control, except as otherwise expressly set forth in Article 11.

22.4                        In the event that Landlord should fail to complete such repairs and material restoration within sixty (60) days after the date estimated by Landlord therefor as extended by this Section 22.4, Tenant may at its option and as its sole remedy terminate this Lease with respect to the portion of the Premises in the damaged Building only by delivering written notice to Landlord, within fifteen (15) days after the expiration of said period of time, whereupon the Lease shall end with respect to the portion of the Premises in the damaged Building on the date of such notice or such later date fixed in such notice as if the date of such notice was the date originally fixed in this Lease for the expiration of the Term; provided, however, that if construction is delayed because of changes, deletions or additions in construction requested by Tenant, strikes, lockouts, casualties, Acts of God, war, material or labor shortages, government regulation or control or other causes beyond the reasonable control of Landlord (each, a “Force Majeure Event”), the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

22.5                        Notwithstanding anything to the contrary contained in this Article:  (a) Landlord shall not have any obligation whatsoever to repair, reconstruct, or restore the Premises when the damages resulting from any casualty covered by the provisions of this Article 22 occur during the last twelve (12)

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months of the Term or any extension thereof, but if Landlord determines not to repair such damages Landlord shall notify Tenant and if such damages shall render any material portion of the Premises in the damaged Building untenantable Tenant shall have the right to terminate this Lease with respect to the portion of the Premises in the damaged Building only by notice to Landlord within fifteen (15) days after receipt of Landlord’s notice; and (b) in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises or Buildings requires that any insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon this Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the Term.

22.6                        In the event of any damage or destruction to the Buildings or Premises by any peril covered by the provisions of this Article 22, it shall be Tenant’s responsibility to properly secure the Premises and, subject to applicable law, upon notice from Landlord to remove forthwith, at its sole cost and expense, such portion of all of the personal property belonging to Tenant or its licensees from such portion or all of the Buildings or Premises as Landlord shall request.

22.7                        In the event of any damage or destruction to the Buildings or the Premises such that Tenant is required to vacate a portion of the same, to the extent that Landlord has space available within Landlord’s other buildings in the Park of comparable size to the portion of the Premises so vacated by Tenant, Landlord shall use reasonable efforts to provide Tenant with temporary space in such buildings upon terms and conditions mutually acceptable to Landlord and Tenant.

23.                               EMINENT DOMAIN.  If (a) all or any substantial part of the 20 Crosby Premises, the 22 Crosby Premises or the 28 Crosby Premises which shall materially adversely interfere with Tenant’s use of such Premises, or (b) all or any substantial portion of the Parking Facility (in the event that Landlord fails to provide substitute parking to Tenant that is reasonably acceptable to Tenant), shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, or conveyance in lieu of such appropriation, either party to this Lease shall have the right, at its option, of giving the other, at any time within thirty (30) days after such taking, notice terminating this Lease with respect to the portion of the Premises affected by the taking only.  If neither party to this Lease shall so elect to terminate this Lease, the rental thereafter to be paid shall be adjusted on a fair and equitable basis under the circumstances.  In addition to the rights of Landlord above, if any substantial part of any Building shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, and regardless of whether the Premises or any part thereof are so taken or appropriated, Landlord shall have the right, at its sole option, to terminate this Lease with respect to the portion of the Premises in the such Building only.  Landlord shall be entitled to any and all income, rent, award, or any interest whatsoever in or upon any such sum, which may be paid or made in connection with any such public or quasi-public use or purpose, and Tenant hereby assigns to Landlord any interest it may have in or claim to all or any part of such sums, other than any separate award which may be made with respect to Tenant’s trade fixtures and moving expenses.  Tenant shall make no claim for the value of any unexpired Term.

24.                               SALE BY LANDLORD.  In event of a sale or conveyance by Landlord of all or any of the Buildings, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, contained in this Lease in favor of Tenant with respect to the particular Building(s) sold, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease.  Except as set forth in this Article 24, this Lease

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shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee.  If any security has been given by Tenant to secure the faithful performance of any of the covenants of this Lease, Landlord may transfer or deliver said security, as such, to Landlord’s successor in interest and thereupon Landlord shall be discharged from any further liability with regard to said security.  Notwithstanding the foregoing to the contrary, Landlord hereby covenants and agrees that (a) in no event shall Landlord sell, transfer or convey the 20 Crosby Building or the 22 Crosby Building to separate owners during the Term or any extension thereof exercised in accordance with the terms and provisions of this Lease, such that, at all times during the Term and any extension thereof exercised in accordance with the terms and provisions of this Lease, the 20 Crosby Building and the 22 Crosby Building shall remain owned by the same landlord, and (b) in the event that the 20 Crosby Building and the 22 Crosby Building are owned by persons or entities that are different than the persons or entities that own the 28 Crosby Building, then the 20 Crosby Building, the 22 Crosby Building and the 28 Crosby Building shall nonetheless be managed by the same property management company notwithstanding any such different ownership.

25.                               ESTOPPEL CERTIFICATES. Tenant and Landlord agree, upon not less than ten (10) business days following any written request from the other, to execute, acknowledge and deliver to the requesting party (as applicable or any designee) a sworn statement in writing certifying:  (a) the date of commencement of this Lease; (b) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications to this Lease, that this Lease is in full force and effect, as modified, and stating the date and nature of such modifications); (c) the date to which the rent and other sums payable under this Lease have been paid; (d) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in such statement; and (e) such other matters as may be reasonably requested by the requesting party.  Landlord and Tenant intend that any statement delivered pursuant to this Article 25 may be relied upon by any mortgagee, beneficiary, purchaser, assignee or subtenant.  Tenant irrevocably agrees that if Tenant fails to execute and deliver such certificate within such ten (10) business day period Landlord or Landlord’s beneficiary or agent may execute and deliver such certificate on Tenant’s behalf, and that such certificate shall be fully binding on Tenant.

26.                               SURRENDER OF PREMISES.  26.1                                      Tenant shall arrange to meet Landlord for two (2) joint inspections of the Premises, the first to occur at least thirty (30) days (but no more than sixty (60) days) before the last day of the Term, and the second to occur not later than forty-eight (48) hours after Tenant has vacated the Premises.  In the event of Tenant’s failure to propose dates and times for such inspections, Landlord’s inspection at or after Tenant’s vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant’s responsibility for repairs and restoration.

26.2                        All alterations, additions, and improvements in, on, or to the Premises or any portion thereof made or installed by or for Tenant, including, without limitation, carpeting (collectively, “Alterations”), shall be and remain the property of Tenant during the Term.  Upon the expiration or sooner termination of the Term, all Alterations shall become a part of the realty and shall belong to Landlord without compensation, and title shall pass to Landlord under this Lease as by a bill of sale.  At the end of the Term or any renewal of the Term or other sooner termination of this Lease, Tenant will peaceably deliver up to Landlord possession of the Premises, together with all Alterations by whomsoever made, in the same conditions received or first installed, broom clean and free of all debris, excepting only ordinary wear and tear and damage by fire or other casualty.  Notwithstanding the foregoing, if Landlord elects by notice given to Tenant pursuant to Section 6.3, Tenant shall, at Tenant’s sole cost, remove any such Alterations (excluding carpeting) so designated by Landlord’s notice, and repair any damage caused by such removal; provided, however, that, Tenant must, at Tenant’s sole cost,

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remove upon termination of this Lease, any and all of Tenant’s furniture, furnishings, equipment, movable partitions of less than full height from floor to ceiling and other trade fixtures and personal property, as well as all data/telecommunications cabling and wiring installed by or on behalf of Tenant, whether inside walls, under any raised floor or above any ceiling (collectively, “Personalty”).  Personalty not so removed shall be deemed abandoned by the Tenant and title to the same shall thereupon pass to Landlord under this Lease as by a bill of sale, but Tenant shall remain responsible for the cost of removal and disposal of such Personalty, as well as any damage caused by such removal.

26.3                        Except as otherwise expressly set forth in this Lease, all obligations of Tenant under this Lease not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term.  Upon the expiration or earlier termination of the Term, Tenant shall pay to Landlord the amount, as estimated by Landlord, necessary to repair and restore the Premises as provided in this Lease and/or to discharge Tenant’s obligation for unpaid amounts due or to become due to Landlord.  All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional costs upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied.  Any otherwise unused Security Deposit shall be credited against the amount payable by Tenant under this Lease.

27.                               NOTICES.  Any notice or document required or permitted to be delivered under this Lease shall be addressed to the intended recipient, by fully prepaid registered or certified United States Mail return receipt requested, or by reputable independent contract delivery service furnishing a written record of attempted or actual delivery, and shall be deemed to be delivered when tendered for delivery to the addressee at its address set forth on the Reference Pages, or at such other address as it has then last specified by written notice delivered in accordance with this Article 27, or if to Tenant at either its aforesaid address or its last known registered office or home of a general partner or individual owner, whether or not actually accepted or received by the addressee.  Any such notice or document may also be personally delivered if a receipt is signed by and receive from, the individual, if any, named in Tenant’s Notice Address.

28.                               TAXES PAYABLE BY TENANT.  In addition to rent and other charges to be paid by Tenant under this Lease, Tenant shall reimburse to Landlord, upon demand, any and all taxes payable by Landlord (other than net income taxes) whether or not now customary or within the contemplation of the parties to this Lease:  (a) upon, allocable to, or measured by or on the gross or net rent payable under this Lease, including without limitation any gross income tax or excise tax levied by the State, any political subdivision thereof, or the Federal Government with respect to the receipt of such rent; (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof, including any sales, use or service tax imposed as a result thereof; (c) upon or measured by Tenant’s gross receipts or payroll or the value of Tenant’s equipment, furniture, fixtures and other personal property of Tenant or leasehold improvements, alterations or additions located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring any interest of Tenant in this Lease or the Premises.  In addition to the foregoing, Tenant agrees to pay, before delinquency, any and all taxes levied or assessed against Tenant and which become payable during the term hereof upon Tenant’s equipment, furniture, fixtures and other personal property of Tenant located in the Premises.

29.                               INTENTIONALLY OMITTED.

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30.                               PARKING.  30.1                           Tenant shall have the right to use, at no additional cost or expense to Tenant, for the initial Term or any extension thereof, the number and type of parking spaces as set forth on the Reference Pages of this Lease.  Except with respect to the Exclusive Parking Spaces, this right to park in the parking lots and other parking facilities within the Park (collectively, the “Parking Facility”) shall be on an unreserved, nonexclusive, “first come, first served basis,” for passenger-size automobiles in the Parking Facility, subject to the following terms and conditions:

30.1.1              Tenant shall at all times abide by and shall cause each of Tenant’s employees, agents, customers, visitors, invitees, licensees, contractors, assignees and subtenants (collectively, “Tenant’s Parties”) to abide by any rules and regulations (“Rules”) for use of the Parking Facility that Landlord or Landlord’s Parking Facility operator reasonably establishes from time to time, and otherwise agrees to use the Parking Facility in a safe and lawful manner.  Landlord reserves the right to adopt, modify and enforce the Rules governing the use of the Parking Facility from time to time including any key-card, sticker or other identification or entrance system and hours of operation.  Landlord may refuse to permit any person who violates such Rules to park in the Parking Facility, and any violation of the Rules shall subject the car to removal from the Parking Facility.

30.1.2              Unless specified to the contrary in Section 30.1 above, the parking spaces hereunder shall be provided on a non-designated “first-come, first-served” basis.  Landlord reserves the right to assign specific spaces, and to reserve spaces for visitors, small cars, disabled persons or for other tenants or guests, and Tenant shall not park and shall not allow Tenant’s Parties to park in any such assigned or reserved spaces.  Tenant may validate visitor parking by such method as Landlord may approve, at the validation rate from time to time generally applicable to visitor parking.  Tenant acknowledges that the Parking Facility may be temporarily closed entirely or in part in order to make repairs or perform maintenance services, or to alter, modify, re-stripe or renovate the Parking Facility, or if required by casualty or any other Force Majeure Event.  In the event of a closing of the Parking Facility for more than three (3) consecutive business days, and subject to the exclusive rights of other tenants, subtenants, licensees and other occupants of the Park with respect to any designated or reserved parking spaces that such parties are entitled to pursuant to separate agreements with Landlord, Landlord shall use commercially reasonable efforts to provide Tenant with reasonable substitute parking within the Park or such other locations which are reasonably acceptable to Landlord and Tenant.

30.1.3              Tenant acknowledges that to the fullest extent permitted by law, Landlord shall have no liability for any damage to property or other items located in the parking areas of the Parcel (including without limitation, any loss or damage to tenant’s automobile or the contents thereof due to theft, vandalism or accident), nor for any personal injuries or death arising out of the use of the Parking Facility by Tenant or any of its employees unless such loss or damage results directly from Landlord’s negligence or willful misconduct.  Except as otherwise set forth in the preceding sentences in this Section 30.1.3, Tenant and its employees hereby voluntarily release, discharge, waive and relinquish any and all actions or causes of action for personal injury or property damage occurring to Tenant or any of Tenant’s employees arising as a result of parking in the Parking Facility, or any activities incidental thereto, wherever or however the same may occur, and further agree that neither Tenant nor any of its employees will prosecute any claim for personal injury or property damage against Landlord or any of its officers, agents, servants or employees for any said causes of action and in all events, Tenant and its employees agree to look first to Tenant’s insurance carrier and to require that Tenant’s employees look first to their respective insurance carriers for payment of any losses sustained in connection with any use of the Parking Facility.  Tenant hereby waives on behalf of its insurance carriers all rights of subrogation against Landlord or Landlord’s agents.

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30.2                        Except as otherwise required by applicable law, Landlord shall not reduce the width of any of the parking spaces in the Parking Facility that exist as of the Lease Reference Date during the Term.  Tenant shall not be in default under this Lease unless Tenant Entities park more than four (4) vehicles in the Parking Facility per one thousand (1,000) rentable square feet of the Premises being leased by Tenant at such time.

31.                               DEFINED TERMS AND HEADINGS.  The Article headings shown in this Lease are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease.  The terms “Tenant” and “Landlord” or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and each of their respective successors, executors, administrators and permitted assigns, according to the context hereof.  The term “rentable area” shall mean the rentable area of the Premises or the applicable Building as calculated by the Landlord on the basis of the plans and specifications of the applicable Building including a proportionate share of any Common Areas.  Tenant hereby accepts and agrees to be bound by the figures for the rentable square footage of the Premises and Tenant’s Proportionate Shares shown on the Reference Pages; however, Landlord may adjust either or both figures if there is manifest error, addition or subtraction to the applicable Building or the Park, or remeasurement or other circumstance reasonably justifying adjustment.  The term “Building” in each applicable instance refers to the structure in which the 20 Crosby Premises, the 22 Crosby Premises or the 28 Crosby Premises, as applicable, are located.

32.                               TENANT’S AUTHORITY.  If Tenant signs as a corporation, partnership, trust or other legal entity each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has been and is qualified to do business in the state in which the Park is located, that the entity has full right and authority to enter into this Lease, and that all persons signing on behalf of the entity were authorized to do so by appropriate actions.  This Lease shall be signed by the President and Treasurer of the Tenant.

Tenant hereby represents and warrants that neither Tenant, nor any persons or entities holding any legal or beneficial interest whatsoever in Tenant, are (i) the target of any sanctions program that is established by Executive Order of the President or published by the Office of Foreign Assets Control, U.S. Department of the Treasury (“OFAC”); (ii) designated by the President or OFAC pursuant to the Trading with the Enemy Act, 50 U.S.C. App.  § 5, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-06, the Patriot Act, Public Law 107-56, Executive Order 13224 (September 23, 2001) or any Executive Order of the President issued pursuant to such statutes; or (iii) named on the following list that is published by OFAC: “List of Specially Designated Nationals and Blocked Persons.”  If the foregoing representation is untrue at any time during the Term, an Event of Default will be deemed to have occurred, without the necessity of notice to Tenant.

33.                               FINANCIAL STATEMENTS AND CREDIT REPORTS.  Unless the Tenant hereunder is a publicly traded company with publicly available financial statements, (a) at Landlord’s request, but not more often than once in any calendar year (except in the case of a sale, financing or refinancing of the Building when no such limitation shall apply), Tenant shall deliver to Landlord a copy, certified by an officer of Tenant as being a true and correct copy, of Tenant’s most recent audited financial statement, or, if unaudited, certified by Tenant’s chief financial officer as being true, complete and correct in all material respects, and (b) Tenant hereby authorizes Landlord to obtain one or more credit reports on Tenant at any time, and shall execute such further authorizations as Landlord may reasonably require in order to obtain a credit report.

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34.                               COMMISSIONS.  Each of the parties represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease, except as described on the Reference Pages.

35.                               TIME AND APPLICABLE LAW.  Time is of the essence of this Lease and all of its provisions.  This Lease shall in all respects be governed by the laws of the state in which the Park is located.

36.                               SUCCESSORS AND ASSIGNS.  Subject to the provisions of Article 9, the terms, covenants and conditions contained in this Lease shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties to this Lease.

37.                               ENTIRE AGREEMENT.  This Lease, together with its exhibits, contains all agreements of the parties to this Lease and supersedes any previous negotiations.  There have been no representations made by the Landlord or any of its representatives or understandings made between the parties other than those set forth in this Lease and its exhibits.  This Lease may not be modified except by a written instrument duly executed by the parties to this Lease.

38.                               EXAMINATION NOT OPTION.  Submission of this Lease shall not be deemed to be a reservation of the Premises.  Landlord shall not be bound by this Lease until it has received a copy of this Lease duly executed by Tenant and has delivered to Tenant a copy of this Lease duly executed by Landlord, and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants.  Notwithstanding anything contained in this Lease to the contrary, Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has paid to Landlord any security deposit required by Article 5, the first month’s rent as set forth in Article 3 and any sum owed pursuant to this Lease.

39.                               RECORDATION.  Tenant agrees not to record this Lease, but, simultaneously with their execution of this Lease, Landlord and Tenant shall execute a notice of lease in substantially the form attached hereto as Exhibit I which may be recorded by Tenant with the Middlesex South District Registry of Deeds (the “Registry”) at its sole cost and expense.  In no event shall such document set forth the rent payable by Tenant hereunder and any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease, and is not intended to vary the terms and conditions of this Lease.  At Landlord’s request, promptly upon the expiration or earlier termination of the Term, Tenant shall execute and deliver to Landlord a release of any document recorded with the Registry evidencing this Lease, and Tenant hereby appoints Landlord Tenant’s attorney-in-fact, coupled with an interest, to execute any such document and record the same with the Registry at Tenant’s sole cost and expense if Tenant fails to respond to Landlord’s request to do so within ten (10) days.  The obligations of Tenant under this Article 39 shall survive the expiration or any earlier termination of the Term.

40.                               OPTION TO EXTEND.  Provided that this Lease is in full force and effect and Tenant is not in default under any of the material terms and conditions of this Lease at the time of notification and commencement beyond applicable notice and cure periods, if any, at the time of notification and commencement, then Tenant shall have the option (the “First Extension Option”) for each such Premises to extend the Term of this Lease on up to one hundred percent (100%) of the Premises for a period of five (5) years (the “First Extension Term”), commencing on the day immediately following the original Termination Date and expiring on the five (5) year anniversary of the original Termination Date (the “First Extension Term Termination Date”), for the portion of the 20 Crosby Premises, the 22 Crosby

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Premises and/or the 28 Crosby Premises then being leased by Tenant as of the date the First Extension Term is to commence, on the same terms and conditions as set forth in this Lease, except as modified by the terms, covenants and conditions as set forth hereinbelow:

40.1.1              If Tenant elects to exercise the First Extension Option with respect to the 20 Crosby Premises, the 22 Crosby Premises and/or the 28 Crosby Premises, then Tenant shall provide Landlord with written notice no earlier than the date which is fifteen (15) months prior to the original Termination Date, but no later than the date which is twelve (12) months prior to the original Termination Date.  If Tenant fails to timely provide such written notice, Tenant shall have no further or additional right to extend the Term of the Lease for the First Extension Term.

40.1.2              The Annual Rent and Monthly Installment in effect as of the day immediately preceding the Termination Date shall be adjusted to reflect the current Fair Market Rent for the applicable Premises as of the date the First Extension Term is to commence.  The “Fair Market Rent” shall mean the arm’s length fair market annual rental rate per rentable square foot under leases entered into on an as-is basis to private sector tenants for a comparable term on or about the date on which the fair market rent is being determined for space comparable to the applicable Premises in the applicable Building and in office buildings comparable to such Building in the immediate vicinity of the Park, taking into account all relevant factors, including without limitation, the adjustment of tax and operating expense base years, as applicable, tenant improvement allowances and any concessions then being offered in the marketplace for space of comparable size, quality and location.  Landlord shall advise Tenant of its determination of Fair Market Rent for the applicable Premises for which Tenant has exercised the First Extension Option no later than thirty (30) days after receipt of Tenant’s written request therefor.  Said request shall be made no earlier than thirty (30) days prior to the first date on which Tenant may exercise its First Extension Option under this Section 40.1.  If Tenant and Landlord are unable to agree on a mutually acceptable Fair Market Rent not later than sixty (60) days prior to the Termination Date, then the parties shall proceed with the following procedures and requirements (the “Appraiser’s Determination”):  Landlord and Tenant shall, within ten (10) additional days,  each select an appraiser who shall be a member of the M.A.I. or Counselor’s of Real Estate (CRE) (or successor professional organizations) and shall have at least ten (10) years experience appraising rental values of property in the same rental market area whereupon each of said appraisers shall, within five (5) days of their selection hereunder, select a third appraiser with the foregoing qualifications and the majority shall decide upon the Fair Market Rent which determination shall be binding on Landlord and Tenant.  Landlord and Tenant shall share equally the expense of any and all appraisers.  The appraiser(s) shall be obligated to make a determination of Fair Market Rent within thirty (30) days following the appointment of the third appraiser.

40.1.3              This First Extension Option is not transferable; the parties hereto acknowledge and agree that they intend that the aforesaid First Extension Option shall be “personal” to Aspen Technology, Inc. and any Permitted Transferee as set forth above and that in no event will any other assignee or sublessee have any rights to exercise the aforesaid First Extension Option.

40.2                        Provided that this Lease is in full force and effect and Tenant is not in default under any of the material terms and conditions of this Lease at the time of notification and commencement beyond applicable notice and cure periods, if any, at the time of notification and commencement, then Tenant shall have the option (the “Second Extension Option”) for each such Premises to extend the Term of this Lease on up to one hundred percent (100%) of the Premises for a period of five (5) years (the “Second Extension Term”), commencing on the day immediately following the First Extension Term

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Termination Date and expiring on the five (5) year anniversary of the First Extension Term Termination Date, for the portion of the 20 Crosby Premises, the 22 Crosby Premises and/or the 28 Crosby Premises then being leased by Tenant as of the date the Second Extension Term is to commence, on the same terms and conditions as set forth in this Lease, except as modified by the terms, covenants and conditions as set forth hereinbelow:

40.2.1              If Tenant elects to exercise the Second Extension Option with respect to the 20 Crosby Premises, the 22 Crosby Premises and/or the 28 Crosby Premises, then Tenant shall provide Landlord with written notice no earlier than the date which is fifteen (15) months prior to the First Extension Term Termination Date, but no later than the date which is twelve (12) months prior to the First Extension Term Termination Date.  If Tenant fails to timely provide such written notice, Tenant shall have no further or additional right to extend the Term of the Lease for the Second Extension Term.

40.2.2              The Annual Rent and Monthly Installment in effect as of the day immediately preceding the First Extension Term Termination Date shall be adjusted to reflect the current Fair Market Rent for the applicable Premises as of the date the Second Extension Term is to commence.  Landlord shall advise Tenant of its determination of Fair Market Rent for the applicable Premises for which Tenant has exercised the Second Extension Option no later than thirty (30) days after receipt of Tenant’s written request therefor.  Said request shall be made no earlier than thirty (30) days prior to the first date on which Tenant may exercise its Second Extension Option under this Section 40.2.  If Tenant and Landlord are unable to agree on a mutually acceptable Fair Market Rent not later than sixty (60) days prior to the Termination Date, then Landlord and Tenant shall proceed with an Appraiser’s Determination.

40.2.3              This Second Extension Option is not transferable; the parties hereto acknowledge and agree that they intend that the aforesaid Second Extension Option shall be “personal” to Aspen Technology, Inc. and any Permitted Transferee as set forth above and that in no event will any other assignee or sublessee have any rights to exercise the aforesaid Second Extension Option.

41.                               LIMITATION OF LANDLORD’S LIABILITY.  Redress for any claim against Landlord under this Lease shall be limited to and enforceable only against and to the extent of Landlord’s interest in the applicable Building giving rise to such claim, any insurance carried by Landlord for such Building, any eminent domain award regarding the Park, any rent payable by the tenants of the Park or such Building, and/or any sale proceeds from the sale of all or any portion of the Park, for the enforcement of a judgment (or other judicial decree) requiring the payment of money by Landlord to Tenant by reason of default, breach or event of default of Landlord in performance of its obligations under this Lease or Landlord’s negligence.  The obligations of Landlord under this Lease are not intended to be and shall not be personally binding on, nor shall any resort be had to the private properties of, any of its or its investment manager’s trustees, directors, officers, partners, beneficiaries, members, stockholders, employees, or agents, and in no case shall Landlord be liable to Tenant hereunder for any lost profits, damage to business, or any form of special, indirect or consequential damages.  The obligations of Tenant under this Lease are not intended to be and shall not be personally binding on, nor shall any resort be had to the private properties of, any of its trustees, directors, officers, partners, beneficiaries, members, stockholders, employees, or agents, and in no case shall Tenant be liable to Landlord hereunder for any lost profits, damage to business, or any form of special, indirect or consequential damages except as set forth in Article 14.

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42.                               TERMINATION OPTION.  Subject to the terms and conditions set forth in this Article 42, Tenant shall have the one-time option (the “Termination Option”), exercisable by written notice to Landlord (the “Termination Notice”) given no later than twelve (12) months prior to the Early Termination Date (as hereinafter defined) (the “Termination Option Deadline”), to terminate the Lease Term as of the last day of the ninety-sixth (96th) full month of the Lease Term (the “Early Termination Date”), time being of the essence with respect thereto.  In connection with its exercise of the Termination Option, Tenant shall pay to Landlord a “Termination Fee” equal to the sum of (a) the unamortized amount of the Allowance, the Entrance Work Allowance and brokers’ commissions paid by Landlord in connection with this Lease based upon an interest factor of eight percent (8%) per annum for such amortization calculation, and (b) the amount of Monthly Base Rent payable by Tenant as of the Early Termination Date multiplied by six (6), which Termination Fee totals Four Million One Hundred Forty Thousand Eight Hundred Forty-Six and 10/100 Dollars ($4,140,846.10).  The Termination Fee shall be paid by Tenant at the time of delivery of the Termination Notice.  If Tenant fails to (i) timely exercise the Termination Option in accordance with the provisions of this Article 42, or (ii) timely deliver to Landlord the Termination Fee, then the Termination Option and this Article 42 shall be null and void and without further force and effect.  Tenant’s right to terminate this Lease as set forth herein is conditioned upon (A) no Event of Default having occurred either on or before the date the Termination Notice is delivered to Landlord or the Early Termination Date, (B) this Lease being in full force and effect on the date the Termination Notice is delivered to Landlord and on the day immediately preceding the Early Termination Date, (C) Aspen Technology, Inc. leasing the entire Premises from the Expansion Premises Commencement Date through the date of Landlord’s receipt of the Termination Notice, and (D) Landlord having received the Termination Fee when required as aforesaid.  Notwithstanding the foregoing provisions of this Article 42, if Tenant timely exercises the Termination Option and thereafter an Event of Default occurs (other than a default described in Section 18.1.2, which shall not entitle Landlord to nullify the exercise of the Termination Option as set forth herein), then Landlord may elect to nullify the exercise of the Termination Option by giving written notice thereof to Tenant on or before the Early Termination Date.  If Landlord elects to nullify Tenant’s Termination Option subject to the foregoing provisions, then Landlord shall deduct any costs incurred or damages sustained by Landlord as a result of the Tenant’s Event of Default from the Termination Fee (including, without limitation, any outstanding Annual Rent, additional rent, and/or other amounts due from Tenant to Landlord hereunder) and return to Tenant the balance of the Termination Fee together with a reasonably detailed accounting of the portion of the Termination Fee retained by Landlord.  Should Tenant effectively exercise its Termination Option as set forth herein, (1) the Term of this Lease shall automatically terminate on the Early Termination Date, with all the terms and conditions of this Lease, including, without limitation, the obligation to pay Annual Rent and the Monthly Installment of Rent, remaining in full force and effect until the Early Termination Date, and (2) Tenant shall relinquish, yield up and surrender the Premises on the Early Termination Date in accordance with the provisions of this Lease.

43.                               RIGHTS OF FIRST OFFER.

43.1                        Provided that Tenant is not then in default under any of the material terms, covenants and conditions of this Lease at the time it exercises any of the following rights set forth in this Section 43.1 and at the time the 22 Crosby Right of First Offer Space (as hereinafter defined) is to be added to the original 22 Crosby Premises, Tenant shall have the right (the “22 Crosby Right of First Offer”) to lease all (but not a portion) of the approximately 17,268 rentable square feet of space located on the first (1st) floor of the 22 Crosby Building as shown on Exhibit H-1 attached hereto (the “22 Crosby Right of First Offer Space”) at such time as the 22 Crosby Right of First Offer Space becomes available for lease.  In

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such event, Landlord shall give written notice to Tenant of the availability of the 22 Crosby Right of First Offer Space and the terms and conditions on which Landlord intends to offer it to the public and Tenant shall have a period of ten (10) business days thereafter in which to exercise Tenant’s right to lease the 22 Crosby Right of First Offer Space pursuant to the terms and conditions contained in Landlord’s notice (except as otherwise provided herein), failing which Landlord may lease the 22 Crosby Right of First Offer Space to any third party on whatever basis Landlord desires and Tenant shall have no further rights with respect to such 22 Crosby Right of First Offer Space; provided, however, if Landlord does not execute a lease agreement with any such third party for such 22 Crosby Right of First Offer Space within two hundred seventy (270) days following the date on which Tenant declines in writing to rent such 22 Crosby Right of First Offer Space or the date on which such ten (10) business day period lapses, as applicable, then Tenant’s 22 Crosby Right of First Offer with respect to such 22 Crosby Right of First Offer Space shall be deemed to have been automatically reinstated and the foregoing procedures with respect to such 22 Crosby Right of First Offer Space shall once again be applicable.  If Tenant exercises its 22 Crosby Right of First Offer in a timely manner, time being of the essence with respect thereto, then, effective as of the date that Landlord delivers the 22 Crosby Right of First Offer Space to Tenant (the “22 Crosby Delivery Date”), the 22 Crosby Right of First Offer Space shall automatically be included within the 22 Crosby Premises and subject to all the terms and conditions of this Lease (including the length of Term then remaining), except as set forth in Landlord’s notice and as follows:

a.                                            The Annual Rent and Monthly Installment for the 22 Crosby Right of First Offer Space shall be the current Fair Market Rent.  If Tenant disagrees that the Annual Rent and Monthly Installment set forth in Landlord’s notice is the Fair Market Rent for the 22 Crosby Right of First Offer Space and Tenant and Landlord are unable to agree on a mutually acceptable rental rate not later than sixty (60) days prior to the beginning of the term for the 22 Crosby Right of First Offer Space, then Landlord and Tenant shall proceed with a Broker’s Determination.

b.                                         Tenant’s Proportionate Share for the 22 Crosby Premises shall be recalculated, using the total rentable square footage of the 22 Crosby Premises, as increased by the 22 Crosby Right of First Offer Space.

c.                                             Landlord shall be responsible for any demising costs required to include the 22 Crosby Right of First Offer Space in the 22 Crosby Premises.

d.                                            If requested by Landlord, Tenant shall, prior to the beginning of the term for the 22 Crosby Right of First Offer Space, execute a written memorandum confirming the inclusion of the 22 Crosby Right of First Offer Space and the Annual Rent for the 22 Crosby Right of First Offer Space; however, the failure to so execute shall not limit the obligations of Tenant with respect thereto.

e.                                             Provided that there remains at least sixty (60) months left on the current Term as of the 22 Crosby Delivery Date, Tenant shall lease the 22 Crosby Right of First Offer Space for the then remaining Term; otherwise, Tenant shall lease the 22 Crosby Right of First Offer Space for the term set forth in Landlord’s notice.

43.2                        Provided that Tenant is not then in default under any of the material terms, covenants and conditions of this Lease at the time it exercises any of the following rights set forth in this Section 43.2

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and at the time the 28 Crosby Right of First Offer Space (as hereinafter defined) is to be added to the original 28 Crosby Premises, and (c) there remains at least twelve (12) months left on the then current Term, Tenant shall have the right (the “28 Crosby Right of First Offer”) to lease all (but not a portion except as specifically set forth below) of the approximately 30,000 rentable square feet of space located on the second (2nd) floor and approximately 60,000 rentable square feet of space located on the first (1st) floor of the 28 Crosby Building as shown on Exhibit H-2 attached hereto (the “28 Crosby Right of First Offer Space”) at such time as the 28 Crosby Right of First Offer Space becomes available for lease.  In such event, Landlord shall give written notice to Tenant of the availability of the 28 Crosby Right of First Offer Space and the terms and conditions on which Landlord intends to offer it to the public and Tenant shall have a period of ten (10) business days thereafter in which to exercise Tenant’s right to lease the 28 Crosby Right of First Offer Space pursuant to the terms and conditions contained in Landlord’s notice (except as otherwise provided herein), failing which Landlord may lease the 28 Crosby Right of First Offer Space to any third party on whatever basis Landlord desires and Tenant shall have no further rights with respect to such 28 Crosby Right of First Offer Space; provided, however, if Landlord does not execute a lease agreement with any such third party for such 28 Crosby Right of First Offer Space within two hundred seventy (270) days following the date on which Tenant declines in writing to rent such 28 Crosby Right of First Offer Space or the date on which such ten (10) business day period lapses, as applicable, then Tenant’s 28 Crosby Right of First Offer with respect to such 28 Crosby Right of First Offer Space shall be deemed to have been automatically reinstated and the foregoing procedures with respect to such 28 Crosby Right of First Offer Space shall once again be applicable.  If Tenant exercises its 28 Crosby Right of First Offer in a timely manner, time being of the essence with respect thereto, then, effective as of the date that Landlord delivers the 28 Crosby Right of First Offer Space to Tenant (the “28 Crosby Delivery Date”), the 28 Crosby Right of First Offer Space shall automatically be included within the 28 Crosby Premises and subject to all the terms and conditions of this Lease, except as set forth in Landlord’s notice and as follows:

a.                                            The Annual Rent and Monthly Installment for the 28 Crosby Right of First Offer Space shall be the current Fair Market Rent.  If Tenant disagrees that the Annual Rent and Monthly Installment set forth in Landlord’s notice is the Fair Market Rent for the 28 Crosby Right of First Offer Space and Tenant and Landlord are unable to agree on a mutually acceptable rental rate not later than sixty (60) days prior to the beginning of the term for the 28 Crosby Right of First Offer Space, then Landlord and Tenant shall proceed with an Appraiser’s Determination.

b.                                         Tenant’s Proportionate Share for the 28 Crosby Premises shall be recalculated, using the total rentable square footage of the 28 Crosby Premises, as increased by the 28 Crosby Right of First Offer Space.

c.                                             Provided that there remain at least sixty (60) months left on the current Term as of the 28 Crosby Delivery Date, Tenant shall lease the 28 Crosby Right of First Offer Space for the then remaining Term; otherwise, Tenant shall lease the 28 Crosby Right of First Offer Space for the term set forth in Landlord’s notice.

d.                                            Landlord shall be responsible for any demising costs required to include the 28 Crosby Right of First Offer Space in the 28 Crosby Premises.

e.                                             If requested by Landlord, Tenant shall, prior to the beginning of the term for the 28 Crosby Right of First Offer Space, execute a written memorandum confirming

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the inclusion of the 28 Crosby Right of First Offer Space and the Annual Rent for the 28 Crosby Right of First Offer Space however, the failure to so execute shall not limit the obligations of Tenant with respect thereto.

Notwithstanding the foregoing to the contrary, Tenant shall have the right to elect by notice to Landlord within the ten (10) business day period provided for above to lease, instead of the entire 28 Crosby Right of First Offer Premises, only the approximately 30,000 rentable square feet of space located on the second (2nd) floor of the 28 Crosby Building as shown on Exhibit H-3 attached hereto (the “28 Crosby Second Floor Right of First Offer Space”), in which event the foregoing provisions shall apply to the 28 Crosby Second Floor Right of First Offer Space and Tenant shall have no further rights with respect to the balance of the 28 Crosby Right of First Offer Space.

43.3                        Tenant hereby acknowledges that its rights pursuant to this Article 43 are subject to the extension and renewal rights of Data Intensity, LLC, a Delaware limited liability company, that are in effect as of the Lease Reference Date.

44.                               INTENTIONALLY OMITTED.

45.                               LANDLORD REPRESENTATIONS AND WARRANTIES.  Landlord represents and warrants to Tenant, as an inducement to Tenant to enter into this Lease, that:  (a) Landlord has the right and authority to enter into this Lease and grant Tenant possession of the Premises and the other rights set forth herein, (b)  Landlord is the fee simple owner of the Parcel, and (c) Landlord has good and marketable title to the Premises and there are no restrictive covenants, exclusive use provisions in other leases, or other agreements which Landlord is a party to, or that Landlord is otherwise aware of, that will interfere with Tenant’s use and occupancy of the Premises for the Permitted Uses.

46.                               SPACE MEASUREMENT.  The Premises leased by Tenant hereunder from time to time (including, without limitation, as of the Commencement Date and the Expansion Premises Commencement Date, and any Additional Space, to the extent applicable) and the Buildings within which any such Premises’ are located from time to time shall be measured in accordance with the Building Owners and Managers Association (BOMA) standard method of floor measurement (ANSI/BOMA 265.1-1996) for single and multi-tenanted buildings to define all building and floor measurements on both a rentable and useable basis.

47.                               SATELLITE DISH.  Tenant shall have the right, during the Term and any extensions thereof, and so long as Tenant is in occupancy of at least forty percent (40%) of the Building upon which the same is installed, to install, at Tenant’s sole cost and expense, one (1) satellite dish on the roof of each of the 20 Crosby Building, the 22 Crosby Building, and the 28 Crosby Building (each, a “Satellite Dish,” and collectively, the “Satellite Dishes”) for its own use, but such installation may occur only after Landlord has approved, in writing, of the location and means of installation of each Satellite Dish.  In any event, Tenant shall not use more than one hundred (100) square feet of each Building’s usable roof area in connection with its installation and use of the Satellite Dish on such roof.  Tenant shall be responsible, at Tenant’s sole cost and expense, to obtain any and all necessary and required permits and approvals from any and all applicable governmental authorities in connection with the installation and use of any of the Satellite Dishes and shall (a) at all times comply with any and all such permits and approvals, (b) comply with the provisions of this Lease, including without limitation, Articles 6 and 7 above in connection with its installation of any of the Satellite Dishes, and (c) restore each roof to its prior condition upon Tenant’s removal of any of the Satellite Dishes at the expiration or earlier

46

termination of this Lease in accordance with the terms and provisions of this Lease, including without limitation, Articles 6 and 7 above.  Tenant’s installation and use of any Satellite Dish shall not at any time (i) affect the waterproofing of the roof upon which it is installed, (ii) be visible from any public way, or (iii) cause any interference with (w) the operating or mechanical systems of the Building upon which it is installed or any other buildings in the Park, (x) the operations of any tenant or other occupant in the Building upon which it is installed or in any other building in the Park, (y) any preinstalled telecommunications equipment in or on the Building upon which it is situated, or (z) any future telecommunications equipment (1) of any telecommunications service provider which makes its services available generally to the tenants or occupants of the Building upon which it is situated or any other buildings in the Park for a fee, or (2) serving a larger portion of the Building than the Premises.  Tenant shall also cooperate with any rooftop management policy and any telecommunications management policy which Landlord may implement for the Building upon which any such Satellite Dish is situated.  Tenant shall not be charged any additional rent as a result of the installation of any such Satellite Dishes, unless Landlord’s insurance increases as a result of such installation or Tenant damages any portion of the Buildings or the roofs in connection with such installation.

[SIGNATURES ON FOLLOWING PAGE]

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LANDLORD:		TENANT:

RAR2-CROSBY CORPORATE CENTER QRS, INC., a Maryland corporation		ASPEN TECHNOLOGY, INC., a Delaware corporation

By:	RREEF America, LLC, a Delaware limited liability company, its Authorized Agent

By:	/s/ David F. Crane	By:	/s/ Antonio Pietri
Name:	David F. Crane	Name:	Antonio Pietri
Title:	Vice President	Title:	President & Chief Executive Officer
Dated: :	January 27, 2014	Dated:	January 24, 2014

		By:	/s/ Roger Kuebel
		Name:	Roger Kuebel
		Title:	Treasurer
		Dated:	January 22, 2014

48

EXHIBIT A-1 — FLOOR PLAN DEPICTING THE 20 CROSBY PREMISES

attached to and made a part of Lease bearing the

Lease Reference Date of January 27, 2014 between

RAR2-CROSBY CORPORATE CENTER QRS, INC., as Landlord, and

ASPEN TECHNOLOGY, INC., as Tenant

Exhibit A-1 is intended only to show the general layout of the 20 Crosby Premises as of the Lease Reference Date.  It does not in any way supersede any of Landlord’s rights set forth in Article 17 with respect to arrangements and/or locations of public parts of the 20 Crosby Building and changes in such arrangements and/or locations or the space measurement methodology set forth in Article 46.  It is not to be scaled; any measurements or distances shown should be taken as approximate.

[See Attached]

A-1-1

EXHIBIT A-2 — FLOOR PLAN DEPICTING THE 28 CROSBY PREMISES

attached to and made a part of Lease bearing the

Lease Reference Date of January 27, 2014 between

RAR2-CROSBY CORPORATE CENTER QRS, INC., as Landlord, and

ASPEN TECHNOLOGY, INC., as Tenant

Exhibit A-2 is intended only to show the general layout of the 28 Crosby Premises as of the Lease Reference Date.  It does not in any way supersede any of Landlord’s rights set forth in Article 17 with respect to arrangements and/or locations of public parts of the 28 Crosby Building and changes in such arrangements and/or locations or the space measurement methodology set forth in Article 46.  It is not to be scaled; any measurements or distances shown should be taken as approximate.

[See Attached]

A-2-1

EXHIBIT A-3 — FLOOR PLAN DEPICTING THE 22 CROSBY PREMISES

attached to and made a part of Lease bearing the

Lease Reference Date of January 27, 2014 between

RAR2-CROSBY CORPORATE CENTER QRS, INC., as Landlord, and

ASPEN TECHNOLOGY, INC., as Tenant

Exhibit A-3 is intended only to show the general layout of the 22 Crosby Premises as of the Lease Reference Date.  It does not in any way supersede any of Landlord’s rights set forth in Article 17 with respect to arrangements and/or locations of public parts of the 22 Crosby Building and changes in such arrangements and/or locations or the space measurement methodology set forth in Article 46.  It is not to be scaled; any measurements or distances shown should be taken as approximate.

[See Attached]

A-3-1

EXHIBIT A-4 — SITE PLAN

attached to and made a part of Lease bearing the

Lease Reference Date of January 27, 2014 between

RAR2-CROSBY CORPORATE CENTER QRS, INC., as Landlord, and

ASPEN TECHNOLOGY, INC., as Tenant

Exhibit A-4 is intended only to show the general location of the Buildings as of the Lease Reference Date.  It does not in any way supersede any of Landlord’s rights set forth in Article 17 with respect to arrangements and/or locations of public parts of the Buildings and changes in such arrangements and/or locations or the space measurement methodology set forth in Article 46.  It is not to be scaled; any measurements or distances shown should be taken as approximate.

[See Attached]

Initials

A-4-1

EXHIBIT B — INITIAL ALTERATIONS

attached to and made a part of Lease bearing the

Lease Reference Date of January 27, 2014 between

RAR2-CROSBY CORPORATE CENTER QRS, INC., as Landlord, and

ASPEN TECHNOLOGY, INC., as Tenant

1.                                      Landlord’s Work.  In relation to the construction of improvements and alterations in the Premises prior to Tenant’s occupancy thereof, the “Landlord’s Work” shall be that work set forth on the Tenant’s Plans (as hereinafter defined) which shall be based on the concept plans to be provided by Tenant to Landlord on or before January 31, 2014.  Landlord shall construct at Landlord’s sole cost and expense up to an amount not to exceed the Allowance in accordance with the terms and provisions of this Exhibit B and the Lease, but which shall not include furnishings or any data/telecommunications cabling, wiring or systems required by Tenant for the Premises (collectively, “Tenant’s Tel/Data Work”).  Subject to the terms and conditions of this Exhibit B, Tenant shall contract with its vendors and contractors (collectively, “Tenant’s Tel/Data Contractors”) directly for the performance of the Tenant’s Tel/Data Work and shall be entirely responsible for the costs and expenses incurred in connection therewith and for all costs of Tenant’s furnishings.  In addition to the Landlord’s Work, prior to Tenant’s occupancy of the Pre-Expansion Premises, Landlord shall (a) at Landlord’s cost and expense, subject to the Entrance Work Allowance (as hereinafter defined), perform certain work relating to the entrance areas at the 20 Crosby Building based on the concept plans attached hereto as Schedule I hereto (the “Entrance Work”), and (b) at Landlord’s sole cost and expense, perform the work set forth on Schedule II hereto (collectively, the “Base Building Work” and together with the Landlord’s Work and the Entrance Work, collectively, the “Work”).

2.                                      Plans and Specifications.

2.1                               Tenant shall prepare, at Tenant’s sole cost and expense, subject to the Allowance and the Tenant’s Plan Allowance (as hereinafter defined), and in accordance with the requirements set forth in Schedule III attached hereto, all architectural, mechanical, and electrical plans and specifications relating to the construction of the Landlord’s Work and the Entrance Work (collectively, the “Tenant’s Plans”), first in preliminary form (collectively, the “Preliminary Plans”), and thereafter in working form (collectively, the “Working Drawings”), which Tenant’s Plans shall be furnished to Landlord for Landlord’s review and approval and which Preliminary Plans shall be delivered to Landlord on or before May 1, 2014.  Tenant shall hire Spagnolo Gisness & Associates (“SGA”) for the preparation of Tenant’s Plans.

2.2                               Upon submittal of any portion of the Tenant’s Plans, Landlord shall review the Tenant’s Plans and shall either approve the Tenant’s Plans or advise Tenant in writing of any aspect of the design, engineering, construction or installation which is not acceptable to Landlord based on the exercise of Landlord’s reasonable discretion.  Landlord shall advise Tenant of its approval or comments on the Tenant’s Plans within ten (10) business days after Landlord’s receipt of the Tenant’s Plans.  In the event that Landlord shall disapprove of any portion of the Tenant’s Plans, Tenant shall have five (5) business days after Landlord’s notification of its disapproval to revise the Tenant’s Plans and resubmit them to Landlord.  In the event Landlord fails to approve or disapprove the Tenant’s Plans or any changes thereto within the time period set forth above, and if such failure continues thereafter for five (5)

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business days after Landlord’s receipt of notice from Tenant requesting action on the Tenant’s Plans, the Tenant’s Plans or the changes shall be deemed to be approved.

2.3                               After approval of the Tenant’s Plans or any portion thereof, Tenant shall not in any way modify, revise or change such Tenant’s Plans without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.  If Landlord approves such request, the entire cost of such change, including, without limitation, the cost of revising the Tenant’s Plans or preparing new plans, shall be borne by Tenant and any delay occasioned thereby shall not delay the Commencement Date. All Work shall be performed by Landlord (or its Contractor (as hereinafter defined) or such Contractor’s subcontractors) in accordance with the Tenant’s Plans, and there shall be no material change orders to the Work that materially deviate from the Tenant’s Plans without Tenant’s prior written approval, which shall not be unreasonably withheld, conditioned or delayed.

2.4                               It shall be Tenant’s responsibility that the Tenant’s Plans comply with all applicable governmental and municipal laws, codes and regulations.  Landlord shall ensure that the Base Building Work complies with all applicable governmental and municipal laws, codes and regulations.

2.5                               Provided this Lease is in full force and effect and Tenant is not in default hereunder beyond any applicable notice and cure period, Landlord hereby agrees to pay to Tenant toward the cost of the preparation of Tenant’s Plans an amount equal to the lesser of:  (a) the actual cost of the preparation of Tenant’s Plans; or (b) Eleven Thousand Four Hundred Thirteen and 84/100 Dollars ($11,413.84) (the “Tenant’s Plan Allowance”).  Within thirty (30) days following Landlord’s receipt of Tenant’s request, Landlord shall pay to Tenant the Tenant’s Plan Allowance; provided, that, Landlord shall have finally approved Tenant’s Plans and Tenant has submitted documentation reasonably satisfactory to Landlord evidencing the cost of such Tenant’s Plans.  Tenant hereby acknowledges and agrees that in the event that the cost of Tenant’s Plans exceeds the amount of the Tenant’s Plan Allowance, Tenant shall be solely responsible for the amount of such excess.

3.                                      Construction.

3.1                               Landlord agrees to cause the Work to be constructed by Landlord’s general contractor, Erland Construction (the “Contractor”), and Tenant hereby acknowledges and agrees that it has approved Erland Construction as the Contractor.  Landlord will obtain at least three (3) competitive bids for all Major Trades (as hereinafter defined), all of which shall be mutually acceptable to Landlord and Tenant, each acting promptly and reasonably.  For the purposes of this Lease, “Major Trades” shall include the following: mechanical, electrical, plumbing, fire protection, finished carpentry or millwork, drywall, and flooring.  Except as otherwise expressly set forth on Schedule II hereto, Landlord shall use commercially reasonable efforts (which shall include, without limitation, working continuously during normal working hours) to complete (a) the Landlord’s Work for the Pre-Expansion Premises, the Base Building Work (except as otherwise set forth on Schedule II hereto) and the Entrance Work by the Scheduled Commencement Date, and (b) the Landlord’s Work for the Expansion Premises and any Base Building Work relating exclusively to the Expansion Premises (as set forth on Schedule II hereto) by the Expansion Premises Scheduled Commencement Date, subject to delays caused by any Force Majeure Events and/or Tenant Delay.  The estimated schedule for Landlord’s Work is as follows:

Lease fully executed:	The Lease Reference Date
HVAC Units ordered (by Landlord):	January 24, 2014

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Demo Permit Drawings (20 Crosby):	March 19, 2014
SGA issues Preliminary Plans (interior & exterior):	May 1, 2014
SGA issues Working Drawings:	May 15, 2014
Building Permit issued:	June 1, 2014
Construction starts:	June 1, 2014
Move in ready:	November 1, 2014

3.2                               All Work to be performed by Landlord (or its Contractor or its Contractor’s subcontractors) pursuant to this Exhibit B, shall be performed in a good and workmanlike manner and in compliance with all applicable laws and all ordinances, regulations and orders of any applicable governmental authority.  Tenant (or its representatives) may inspect the Work at reasonable times and shall promptly give notice of observed material defects.  Notice of said material defects shall be in writing and, so long as SGA agrees in writing that such defects must be rectified, Landlord shall rectify such defects, as the case may be, on or before the date that the Work is substantially completed.  Failure to provide notice hereunder shall not be the basis for any liability or for injury or damage caused by such defect of or waiver of right to cause any defect to be corrected.

3.3                               Landlord will (a) cause the Contractor under the construction contract with respect to the Work (the “Construction Contract”) to provide a warranty for the Work on the terms of Section 12.2.2.1 of the AIA A201 General Conditions (2007), (b) cause the Contractor to name Tenant as a third party beneficiary under the Construction Contract, and (c) deliver a true and complete copy of the Construction Contract to Tenant promptly following Landlord’s and the Contractor’s execution of the same.  With respect to any material defects or deficiencies in the Work performed with respect to the (i) Pre-Expansion Premises of which Tenant notifies Landlord in writing prior to the first (1st) anniversary of the Commencement Date, and/or (ii) Expansion Premises of which Tenant notifies Landlord in writing prior to the first (1st) anniversary of the Expansion Premises Commencement Date, then, as applicable, Landlord will cause the Contractor to repair and correct such defect or deficiency promptly after receipt of such written notice.  Notwithstanding the foregoing, Landlord shall not be responsible to repair or correct (A) defective work or materials installed by or at the direction of Tenant and/or Tenant’s Tel/Data Contractor, (B) damage arising out of or resulting from the negligence or misuse by Tenant or its contractors, employees, or agents (including, without limitation, Tenant’s Tel/Data Contractor), or (C) usual and customary wear and tear.  With respect to any material defects or deficiencies in the Work after the one (1) year anniversary of the (y) Commencement Date with respect to the Pre-Expansion Premises, and/or (x) Expansion Premises Commencement Date with respect to the Expansion Premises, as applicable, shall be chargeable to Tenant in accordance with and subject to the provisions of Section 4.1.2 of the Lease.

3.4                               Landlord shall name Tenant as a loss payee as Tenant’s interest may appear (Property Special Form) under the property insurance policy that Landlord is obligated to maintain pursuant to Section 11.4 of this Lease while the Base Building Work, the Landlord’s Work and the Entrance Work is being performed and shall provide to Tenant, prior to commencement of the Work, a certificate of insurance for Landlord’s property insurance policy on ACORD Form 27; provided, however, upon and following the Substantial Completion Date with respect to the Landlord’s Work, (a) Landlord shall no longer be required to name Tenant as a loss payee under such property insurance policy, and (b) Tenant shall be required to insure the Base Building Work located wholly within Tenant’s Premises, the

Initials

Landlord’s Work, the Entrance Work and the other physical and structural portions of the Premises under Tenant’s Property Insurance Policy pursuant to Section 11.1 and Section 11.2 of this Lease.

4.                                      Completion of the Work.

4.1                               In the event that Landlord anticipates that (a) the Landlord’s Work for the Pre-Expansion Premises, the Base Building Work and the Entrance Work shall not be completed by the Scheduled Commencement Date, or (b) the Landlord’s Work for the Expansion Premises shall not be completed by the Expansion Premises Scheduled Commencement Date, Landlord shall give Tenant not less than ten (10) days’ notice in writing of the date upon which Landlord expects to tender the Pre-Expansion Premises or the Expansion Premises, as the case may be, with the Landlord’s Work, the Base Building Work and/or the Entrance Work relating to the Pre-Expansion Premises and/or the Expansion Premises (as applicable) substantially completed.  In the event of any dispute as to when and whether the Landlord’s Work, the Base Building Work and/or the Entrance Work has been substantially completed, the certificate of occupancy (whether temporary or permanent) issued by the local governmental authority  (a “Certificate of Occupancy”) shall be conclusive evidence of such completion with respect to the Pre-Expansion Premises and/or the Expansion Premises (as applicable), effective on the date of the delivery of a copy of any such certificate to Tenant (each, a “Substantial Completion Date”).

4.2                               If Landlord shall be delayed in substantially completing any aspect of the Landlord’s Work, the Base Building Work and/or the Entrance Work or in obtaining the applicable Certificate of Occupancy with respect to the Pre-Expansion Premises and/or the Expansion Premises (as applicable) as a result of any Tenant Delay or act or omission by Tenant, its agents, employees, representatives or contractors, or any one or more of them, including without limitation, the following:

4.2.1                     Tenant’s failure to pay any amounts required hereunder within the period set forth herein; or

4.2.2                     Tenant’s request for any materials, finishes or installations other than as listed on Schedule I hereof; or

4.2.3                     Tenant’s delay in providing the Preliminary Plans, the Working Drawings and/or the final Tenant’s Plans as and when required herein or in supplying SGA, Landlord’s consultants (the “Consultants”) or the Contractor with any requested information; or

4.2.4                     Tenant’s material changes at any time or from time to time in any one or more of the Tenant Plans, regardless of Landlord’s approval of any such changes; or

4.2.5                     The performance or completion by Tenant, or any person or entity employed by Tenant, of any work on or about any portion of the Premises, including without limitation, any disharmony, labor disturbance or interference caused by such performance or completion; or

4.2.6                     Any other act or omission by Tenant or any of its agents, employees, representatives or contractors (including, without limitation, those listed in Section 2.4 of the Lease); then, notwithstanding the fact that substantial completion has not occurred, (a) the Commencement Date, the Expansion Premises Commencement Date, the Pre-Expansion Premises Rent Commencement Date and the Expansion Premises Rent Commencement Date shall be accelerated by the number of days

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of such Tenant Delay, but in no event to a date earlier than the original Commencement Date, and (b) Tenant shall pay to Landlord (i) additional rent equal to 1/365th of the Annual Rent for every day of such Tenant Delay, and (ii) any increase in the Cost of Landlord’s Work (as hereinafter defined), the budgeted cost of the Base Building Work and the budgeted cost of the Entrance Work as a result of such Tenant Delay.  Notwithstanding the foregoing, none of the foregoing events shall constitute a Tenant Delay unless (x) the same results in an actual delay in the ability to perform the Work, and (y) Landlord notifies Tenant in writing of the claimed Tenant Delay within forty-eight (48) hours following the event claimed to be a Tenant Delay.

5.                                      Tenant’s Default.  If Tenant shall fail to comply with any term, provision or agreement hereunder, and if any such failure is not cured within five (5) business days following written notice to Tenant, then, in addition to any other remedies granted Landlord under the Lease in the case of default by Tenant (including, without limitation, pursuant to Article 19) and any remedies provided for elsewhere in this Exhibit B or available at law or equity, Landlord may elect, upon notice to Tenant, to complete the construction of the Landlord’s Work pursuant to the Tenant’s Plans as approved by Landlord and Tenant or complete any work which Landlord and Tenant have agreed to in writing, tendering possession to Tenant upon substantial completion thereof, the date of such tender being deemed to be the Commencement Date under the Lease, and charge Tenant for the additional costs of completing any other work, the plans and specifications for which have not been agreed to by Landlord and Tenant, but which Landlord, in its reasonable discretion, deems necessary for the completion of the Premises.

6.                                      Early Entry.  Landlord shall permit Tenant and Tenant’s Tel/Data Contractors to enter the Pre-Expansion Premises at least sixty (60) days prior to the Commencement Date and the Expansion Premises at least sixty (60) days prior to the Expansion Premises Commencement Date (each such period, an “Early Access Period”) so that Tenant may perform the Tenant’s Tel/Data Work. Tenant’s access shall be subject to the condition that Tenant and Tenant’s Tel/Data Contractors shall work in harmony and not interfere with Landlord, Landlord’s Contractor and their agents and contractors in performing their work or with any other tenants and occupants of the Buildings.  If at any time such entry shall cause or threaten to cause such disharmony or interference, Landlord, in its sole discretion, shall have the right to withdraw and cancel such license upon twenty-four (24) hours written notice to Tenant and any further prior entry shall be postponed and coordinated.  Tenant agrees that any entry into and any occupation of the Premises shall be deemed to be under all of the terms, covenants, conditions and provisions of the Lease, except as to the covenant to pay the Monthly Installment of Rent or any additional rent.  In addition to any other conditions or limitations on such license to enter the Premises prior to the Commencement Date, Tenant expressly agrees that neither it nor any of Tenant’s Tel/Data Contractors shall enter the Pre-Expansion Premises prior to the Commencement Date or the Expansion Premises prior to the Expansion Premises Commencement Date unless and until each of them shall furnish such assurances to Landlord, including but not limited to, insurance coverages, waivers of lien, surety company performance bonds and personal guaranties of individuals of substance, as Landlord shall require to protect Landlord against any loss, casualty, liability, liens or claims.

7.                                      Allowances.

7.1                               Landlord shall be obligated to pay for the costs incurred with respect to the design and performance of the Landlord’s Work for both the Pre-Expansion Premises and the Expansion Premises

Initials

(collectively, the “Cost of Landlord’s Work”) up to the amount of Six Million Sixty-Three Thousand Six Hundred Two and 50/100 Dollars ($6,063,602.50) (the “Allowance”), subject to the terms and provisions hereof.  To the extent that the Cost of Landlord’s Work exceeds the Allowance, and so long as Landlord has approved any portion of the Cost of Landlord’s Work that exceeds the Allowance and the portions of the Landlord’s Work relating thereto, Tenant shall be entirely responsible for such excess.  The Allowance shall be payable by Landlord directly to the Contractor in installments as the Landlord’s Work progresses.  Prior to payment of any such installment of the Allowance, Landlord must be reasonably satisfied with the Landlord’s Work performed to date and any required partial and/or final lien waivers must have been provided.  Following the completion of the Landlord’s Work, Tenant shall pay to Landlord all further sums necessary to pay for the Cost of Landlord’s Work in excess of the Allowance within fifteen (15) days following Tenant’s receipt of an invoice and reasonable back-up evidence therefor, which invoices shall be presented to Tenant no more frequently than once every thirty (30) days.  In the event that the Allowance exceeds the Cost of Landlord’s Work, then, provided this Lease is in full force and effect and Tenant is not in default hereunder (a) Landlord shall reimburse Tenant, out of the unused portions of the Allowance, for the actual cost of Tenant’s Tel/Data Work and/or moving expenses within thirty (30) days of Landlord’s receipt of an invoice for such Tenant’s Tel/Data Work and/or moving expenses, and final lien waivers, if applicable, or (b) Tenant shall be entitled to offset such excess against the Annual Base Rent coming due during the first (1st) Lease Year, commencing on the Pre-Expansion Premises Rent Commencement Date until fully expended, in either case up to the amount of Four Hundred Twenty-Eight Thousand Nineteen and No/100 Dollars ($428,019.00) in the aggregate.  Any such excess shall be used and/or applied by Tenant on or before the twelve (12) month anniversary of the Expansion Premises Commencement Date or Tenant’s rights thereto shall be automatically forfeited.

7.2                               Landlord shall charge Tenant (and Tenant shall pay to Landlord) a construction management fee of two and 50/100 percent (2.5%) of the total hard construction costs for the Landlord’s Work and the Entrance Work (the “Construction Management Fee”).  The Construction Management Fee shall be paid by Tenant within fifteen (15) days of Tenant’s receipt of an invoice therefor or, at Landlord’s option, shall be deducted from the Allowance.

7.3                               Landlord shall be obligated to pay for the costs incurred with respect to the design and performance of the Entrance Work up to the amount of Three Hundred Seventy-Five Thousand and No/100 Dollars ($375,000.00) (the “Entrance Work Allowance”), subject to the terms and provisions hereof.  Upon execution of this Lease, Tenant shall elect to either (a) pay to Landlord the amount of the cost of the Entrance Work (the “Cost of Entrance Work”) in excess of the Entrance Work Allowance, as reasonably estimated by Landlord at such time, or (b) (i) reimburse Landlord for such excess, up to the amount of Three Hundred Seventy-Five Thousand and No/100 Dollars ($375,000.00) (the “Additional Entrance Work Allowance”), amortized over the initial Term with interest on the unamortized portion at ten percent (10%) per annum, in monthly installments with the payment of each Monthly Installment of Rent until fully paid, and (ii) pay to Landlord the difference between the Cost of Entrance Work and the combined amount of the Entrance Work Allowance and the Additional Entrance Work Allowance.  The Entrance Work Allowance and, if applicable, the Additional Entrance Work Allowance, shall be payable by Landlord directly to the Contractor in installments as the Entrance Work progresses.  Prior to payment of any such installment of the Entrance Work Allowance and, if applicable, the Additional Entrance Work Allowance, Landlord must be reasonably satisfied with the Entrance Work performed to date and any required partial and/or final lien waivers must have been provided.  Following the

Initials

completion of the Entrance Work, Tenant shall pay to Landlord all further sums necessary to pay for the cost of the Entrance Work in excess of the Entrance Work Allowance and, if applicable, the Additional Entrance Work Allowance, within thirty (30) days following Tenant’s receipt of an invoice and reasonable back-up evidence therefor.

7.4          In the event that Landlord sells, transfers or otherwise conveys the Buildings to an unaffiliated third party prior to the completion of the Work as more particularly set forth herein, then Landlord shall escrow any then unused and/or unapplied portions of the Allowance, the Entrance Work Allowance, the Additional Entrance Work Allowance and the Tenant’s Plan Allowance with a mutually acceptable third party escrow agent pursuant to terms and provisions reasonably satisfactory to Landlord and Tenant to ensure that such amounts are available to be used and applied pursuant to the terms and provisions of this Lease.

8.             Miscellaneous.

8.1          Tenant expressly assumes the responsibility and obligation of supplying the Consultants and the Contractor with all information concerning Tenant’s requirements with respect to the Landlord’s Work, the Base Building Work and the Entrance Work as and when requested by any of the Consultants.

8.2          Except as set forth in this Exhibit B, Landlord has no other agreement with Tenant and has no obligation to do any work except the Landlord’s Work, the Base Building Work and the Entrance Work with respect to the Premises.  Any other work in the Premises which may be permitted by Landlord pursuant to the terms and conditions of the Lease shall be done at Tenant’s sole cost and expense and in accordance with the terms and provisions of the Lease and such additional requirements as Landlord deems necessary or desirable.

8.3          All rights and remedies of parties herein created or otherwise existing at law or in equity are cumulative, and the exercise of one or more such rights or remedies shall not be deemed to exclude or waive the right to the exercise of any other rights or remedies.  All such rights and remedies may be exercised and enforced concurrently and whenever and as often as deemed desirable.

8.4          This Exhibit B shall not be deemed applicable to any additional space added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the Premises or any additions thereto in the event of a renewal or extension of the original term of the Lease, whether by any options under the Lease or otherwise.

8.5          Whenever there is a disagreement between the parties with respect to construction by Landlord of the Landlord’s Work, the Base Building Work or the Entrance Work and such disagreement is not resolved by the parties within a period of seven (7) days following the commencement of such disagreement, with each party, acting reasonably and in good faith, then such disagreement shall be definitively determined by Joe Albanese, Chief Executive Officer of Commodore Builders (the “Dispute Resolution Consultant”) within three (3) business days following written notice from the parties regarding such dispute and reasonable back-up evidence relating thereto; provided, that, if Joe Albanese is not able to serve as the Dispute Resolution Consultant, the parties shall work in good faith to promptly appoint a mutually-acceptable replacement.  Landlord and Tenant shall split equally the cost of the Dispute Resolution Consultant.  During the resolution period, the parties agree to cooperate with one another so as to proceed with construction and with their respective obligations hereunder in a timely

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manner; provided, however, the Substantial Completion Date with respect to the matter in dispute shall be tolled pending the resolution of such dispute.  The Dispute Resolution Consultant shall be provided a copy of this section of the Lease and agrees to be bound by the same.  Each determination under this Section 8.5 shall be binding upon Landlord and Tenant.

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SCHEDULE I

CONCEPT PLANS FOR THE ENTRANCE WORK

[See Attached]

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SCHEDULE II

BASE BUILDING WORK

The following shall constitute the “Base Building Work,” which shall be completed by Landlord (a) on or before the Commencement Date (except as otherwise expressly set forth in this Schedule II below), (b) at Landlord’s sole cost and expense outside of the Allowance and the Entrance Work Allowance, and (c) in compliance with all applicable building codes and governmental requirements, including without limitation the ADA, utilizing building standard materials (except as otherwise expressly set forth in this Schedule II below):

Base Building Work Affecting the 20 Crosby Premises:

•                  Install new HVAC system and DDC controls including installation of new VAV boxes as follows; 1/600 RSF for the perimeter (including electric reheat) and 1/1,200 RSF for interior, all required medium pressure ductwork, and any necessary structural support required for the new roof top units.  Subject to any Force Majeure Events or Tenant Delay, Landlord shall use commercially reasonable efforts to complete this work by September 1, 2014.  This new HVAC system must be capable of delivering conditioned air to Tenant space that meets the following specifications (which load calculations are based on 1/150 SF and a combined lighting and power of 6 watts/SF):

•              Outdoor Summer- 90.4 db/72.8 wb

•              Indoor Summer-75db/62wb 50%rh

•              Outdoor winter- 9.6 db

•              Indoor winter-72 db no humidification

•              Outdoor air @ 20 cfm per person full conditioned.

•                  Removal and disposal of existing ceiling tiles, lighting and ductwork which is not slated for reuse within the 20 Crosby Premises.  Subject to any Force Majeure Events or Tenant Delay, Landlord shall use commercially reasonable efforts to complete this work at least four (4) months prior to the Commencement Date.

•                  Upgrade and renovate all of the existing restrooms within the 20 Crosby Premises.  Subject to any Force Majeure Events or Tenant Delay, Landlord shall use commercially reasonable efforts to complete this work prior to the Commencement Date. It is understood that Tenant and Landlord shall mutually agree to fit and finishes within the restrooms.

•                  Confirm interior stairwell code for both smoke/evacuation curtain requirements.

•                  Cause the ingress/egress stairwell to be in compliance with all applicable building codes and governmental requirements, including without limitation the ADA, utilizing building standard materials.

Base Building Work Affecting the 28 Crosby Premises:

•                  Remove all materials currently being stored in the 28 Crosby Premises.

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Base Building Work Affecting the Entire Premises:

•                  Removal of any and all existing communications wiring located within the Premises and conduits connected thereto.  Subject to any Force Majeure Events or Tenant Delay, Landlord shall use commercially reasonable efforts to complete this work in the Pre-Expansion Premises at least four (4) months prior to the Commencement Date and in the Expansion Premises at least four (4) months prior to the Expansion Premises Commencement Date.

•                  Any existing window coverings shall be delivered in clean and good condition free of any material defects.  Subject to any Force Majeure Events or Tenant Delay, Landlord shall use commercially reasonable efforts to complete this work in the Pre-Expansion Premises prior to the Commencement Date and in the Expansion Premises prior to the Expansion Premises Commencement Date.

•                  Replace all existing single level water coolers to bi-level to meet ADA standards.  Subject to any Force Majeure Events or Tenant Delay, Landlord shall use commercially reasonable efforts to complete this work in the Pre-Expansion Premises prior to the Commencement Date and in the Expansion Premises prior to the Expansion Premises Commencement Date.

•                  Insulate all roof drain piping to eliminate condensation and dripping.  Subject to any Force Majeure Events or Tenant Delay, Landlord shall use commercially reasonable efforts to complete this work in the Pre-Expansion Premises prior to the Commencement Date and in the Expansion Premises prior to the Expansion Premises Commencement Date.

•                  Ensure that all concrete floors within the Premises are free of any material defects.

•                  Fire alarm panels have all been recently replaced and comply with current codes.

•                  Construct Tenant demising partitions including all associated work.

•                  Ensure that the Building restrooms, elevators, stairs and entries are all compliant with applicable and all applicable building codes and governmental requirements, including without limitation the ADA, including any engineering review, design or construction related to the foregoing.

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SCHEDULE III

STANDARDS FOR TENANT’S PLANS

1.             The Tenant’s Plans shall contain the following information:

a.                                      A layout of the Premises showing demising, corridor and exterior walls in relationship to the Building core.  The locations of exterior window mullions, columns, stairways and other building features shall also be shown on the Tenant’s Plans.

b.                                      The location and composition of all walls.  Non-standard improvements, such as walls requiring insulation, half walls, vinyl wall coverings or walls requiring special construction must be clearly noted on the Tenant’s Plans. Sectional details must be provided to adequately describe the construction of any non-standard wall.

c.                                       The location, size and swing of all doors.  All doors shall conform with Landlord’s standard door specifications, unless otherwise noted on the Tenant’s Plans.

d.                                      A description of flooring materials.

e.                                       A reflected ceiling plan showing the layout of lighting fixtures, switches, and any other non-standard improvements which are to be located within the ceiling system.

f.                                        The location of all telephone and electrical outlets.  Non-standard improvements, such as outlets to be located more than twelve (12) inches above the floor, dedicated circuit outlets or high amperage/voltage outlets must be clearly noted on the Tenant’s Plans.

2.                                      The Working Drawings shall be prepared at a scale of not less than 1/8”=l foot and in accordance with Landlord’s design/build specification.

3.                                      All Working Drawings shall be prepared based upon the use of Landlord’s Building Standard Improvements.  All improvements must conform to Landlord’s design/build specifications.

4.                                     The Tenant’s Plans shall contain sufficient notations, specifications and details to describe all improvements, including but not limited to:

a.                                      Insulated walls, special wall coverings, graphics, special painting or special wall materials such as plate glass or glass block.

b.                                      Door dimensions, thickness, hardware or locks.

c.                                       Flooring materials.

d.                                      Electrical outlets requiring a dedicated circuit, more than 120 volts or more than 15 amperes.

e.                                       Telephone outlets requiring more than 3/4 inch diameter conduit.

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f.                                        Light fixtures, exhaust fans, ceiling heights, or ceiling designs using non-standard materials.

g.                                       Any special conduits, receptacles or electrical devices necessary to serve communications equipment, computers or other facilities to be installed by Tenant.

h.                                      Any special requirements to accommodate handicapped employees of Tenant within the Premises.

i.                                          Any requirements for fire protection of computers, other equipment or materials installed by Tenant.

j.                                         Any requirements for special fire detection or life safety equipment not required by applicable building codes in effect at the time of construction.

k.                                      Any special reinforcing of the floor system which will be necessary to support computers, filing systems, equipment or furnishings having a load exceeding fifty (50) pounds per square foot of floor area.

l.                                          Any special requirements for humidity control, temperature control, extra air-conditioning capacity, ventilation or heating which would not be provided by Landlord’s standard building systems.  Such special requirements may arise as a result of Tenant’s desire to install a computer or other equipment which generates heat, food preparation facilities, bathrooms, laboratories, microfilm storage or other special facilities, equipment or products.

m.                                  Any private bathrooms, wet-bars, kitchens, vending machines or other installations requiring plumbing work or ventilation.

n.                                      Any cabinetry, wood paneling, reception desks, built-in shelving or furniture.

o.                                      Any improvement which will require modification of the Building’s structural, mechanical or electrical components.

p.                                      Sufficient details, specifications and other information as may be necessary for accurate pricing of any other non-standard improvements.

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EXHIBIT C — COMMENCEMENT DATE MEMORANDUM

attached to and made a part of Lease bearing the

Lease Reference Date of January 27, 2014 between

RAR2-CROSBY CORPORATE CENTER QRS, INC., as Landlord, and

ASPEN TECHNOLOGY, INC., AS TENANT

COMMENCEMENT DATE MEMORANDUM

THIS MEMORANDUM, made as of           , 20          , by and between            (“Landlord”) and            (“Tenant”).

Recitals:

A.                                    Landlord and Tenant are parties to that certain Lease, dated for reference           , 20           (the “Lease”) for certain premises (the “Premises”) consisting of approximately            square feet at the building commonly known as           .

B.                                    Tenant is in possession of the Premises and the Term of the Lease has commenced.

C.                                    Landlord and Tenant desire to enter into this Memorandum confirming the Commencement Date, the Termination Date and other matters under the Lease.

NOW, THEREFORE, Landlord and Tenant agree as follows:

1.             The actual Commencement Date is                   .

2.             The actual Expansion Premises Commencement Date is                         .

3.             The actual Pre-Expansion Premises Rent Commencement Date is                   .

4.             The actual Expansion Premises Rent Commencement Date is                 .

5.             The actual Termination Date is                   .

6.             The schedule of the Annual Rent and the Monthly Installment of Rent set forth on the Reference Pages is deleted in its entirety, and the following is substituted therefor:

[insert rent schedule]

7.             The actual Termination Option Deadline is                                 .

8.             In the event that Tenant timely and validly exercises its Termination Option pursuant to Article 42 of the Lease, the actual Early Termination Date will be                                         .

9.             In the event that Tenant timely and validly exercises its Termination Option pursuant to Article 42 of the Lease, the Termination Fee payable pursuant to Article 42 of the Lease is $4,140,846.10.

10.          Capitalized terms not defined herein shall have the same meaning as set forth in the Lease.

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C-1

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

LANDLORD:		TENANT:

By:	RAR2-CROSBY CORPORATE CENTER QRS, INC., a Maryland corporation

By:	DO NOT SIGN	By:	DO NOT SIGN
Name:		Name:
Title:		Title:
Dated:		Dated:

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C-2

EXHIBIT D — RULES AND REGULATIONS

attached to and made a part of Lease bearing the

Lease Reference Date of January 27, 2014 between

RAR2-CROSBY CORPORATE CENTER QRS, INC., as Landlord, and

ASPEN TECHNOLOGY, INC., as Tenant

1.                                      Intentionally Omitted.

2.                                      If Landlord objects in writing to any curtains, blinds, shades or screens attached to or hung in or used in connection with any window or door of the Premises, Tenant shall immediately discontinue such use.  No awning shall be permitted on any part of the Premises.  Tenant shall not place anything or allow anything to be placed against or near any glass partitions or doors or windows which may appear unsightly, in the opinion of Landlord, from outside the Premises.

3.                                      Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, or stairways of the Building. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building.

4.                                      Any directory of the Building, if provided, will be exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names.  Landlord reserves the right to charge for Tenant’s directory listing.

5.                                      All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord.  Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises.  Except as otherwise expressly set forth in the Lease, Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage to any Tenant’s property by the janitor or any other employee or any other person.

6.                                      The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed.  No foreign substance of any kind whatsoever shall be thrown into any of them, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

7.                                      Tenant shall store all its trash and garbage within its Premises.  Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal.  All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord; provided, that, Landlord shall pickup any refuse from the place where it is initially deposited by Tenant within its Premises. Subject to the foregoing, Tenant will comply with any and all recycling procedures designated by Landlord.

8.                                      Landlord will furnish Tenant two (2) keys free of charge to each door in the Premises that has a passage way lock.  Landlord may charge Tenant a reasonable amount for any additional keys made by Landlord at Tenant’s request.  Tenant shall not alter any lock or install a new or additional lock or bolt on any door of its Premises.  Tenant, upon the termination of its tenancy, shall deliver to Landlord the

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keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

9.                                      If Tenant requires telephone, data, burglar alarm or similar service, the cost of purchasing, installing and maintaining such service shall be borne solely by Tenant.  No boring or cutting for wires will be allowed without the prior written consent of Landlord.

10.                               No equipment, materials, furniture, packages, bulk supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord.  The persons employed to move such equipment or materials in or out of the Building must be acceptable to Landlord.

11.                               Tenant shall not place a load upon any floor which exceeds the load per square foot which such floor was designed to carry and which is allowed by law.  Heavy objects shall stand on such platforms as determined by Landlord to be necessary to properly distribute the weight.  Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space in the Building to such a degree as to be objectionable to Landlord or to any tenants shall be placed and maintained by Tenant, at Tenant’s expense, on vibration eliminators or other devices sufficient to eliminate the noise or vibration.  Landlord will not be responsible for loss of or damage to any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

12.                               Landlord shall in all cases retain the right to control and prevent access to the Building of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation or interests of the Building and its tenants, provided that nothing contained in this rule shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities.  Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified.  Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons.  Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person.

13.                               Tenant shall not use any method of heating or air conditioning other than that supplied or approved in writing by Landlord.

14.                               Tenant shall not waste electricity, water or air conditioning.  Tenant shall keep corridor doors closed. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus and electricity, gas or air outlets before Tenant and its employees leave the Premises.  Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

15.                               Tenant shall not install any radio or television antenna, satellite dish (except as otherwise expressly set forth in Article 47 of the Lease), loudspeaker or other device on the roof or exterior walls of the Building without Landlord’s prior written consent, which consent may be withheld in Landlord’s sole discretion, and which consent may in any event be conditioned upon Tenant’s execution of

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Landlord’s standard form of license agreement.  Tenant shall be responsible for any interference caused by such installation.

16.                               Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork, plaster, or drywall (except for pictures, dry erase boards, tackboards and similar office uses) or in any way deface the Premises.  Tenant shall not cut or bore holes for wires.  Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord.  Tenant shall repair any damage resulting from noncompliance with this rule.

17.                               Tenant shall not install, maintain or operate upon the Premises any vending machine without Landlord’s prior written consent, except that Tenant may install food and drink vending machines solely for the convenience of its employees.

18.                               No cooking shall be done or permitted by any tenant on the Premises, except that Underwriters’ Laboratory approved microwave ovens or equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

19.                               Tenant shall not use in any space or in the public halls of the Building any hand trucks except those equipped with the rubber tires and side guards or such other material-handling equipment as Landlord may approve.  Tenant shall not bring any other vehicles of any kind into the Building.

20.                               Tenant shall not permit any motor vehicles to be washed or mechanical work or maintenance of motor vehicles to be performed in any parking lot.

21.                               Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and address of the Building.

22.                               Tenant requests for services must be submitted to the Building office by an authorized individual.  Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instruction from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

23.                               Tenant shall not permit smoking or carrying of lighted cigarettes or cigars other than in areas designated by Landlord as smoking areas.

24.                               Canvassing, soliciting, distribution of handbills or any other written material in the Building is prohibited and each tenant shall cooperate to prevent the same.  No tenant shall solicit business from other tenants or permit the sale of any good or merchandise in the Building without the written consent of Landlord.

25.                               Tenant shall not permit any animals other than service animals, e.g. seeing-eye dogs, to be brought or kept in or about the Premises or any Common Area of the Building.

26.                               These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Building. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver

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of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

27.                               Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building, and for the preservation of good order in and about the Building.  Tenant agrees to abide by all such rules and regulations herein stated and any additional rules and regulations which are adopted. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant’s employees, agents, clients, customers, invitees and guests.

[REMAINDER OF THE PAGE LEFT INTENTIONALLY BLANK]

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EXHIBIT E — FORM OF LETTER OF CREDIT

attached to and made a part of Lease bearing the

Lease Reference Date of January 27, 2014 between

RAR2-CROSBY CORPORATE CENTER QRS, INC., as Landlord, and

ASPEN TECHNOLOGY, INC., as Tenant

[See Attached]

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E-1

EXHIBIT F —TENANT’S EXCLUSIVE PARKING SPACES

attached to and made a part of Lease bearing the

Lease Reference Date of January 27, 2014 between

RAR2-CROSBY CORPORATE CENTER QRS, INC., as Landlord, and

ASPEN TECHNOLOGY, INC., as Tenant

[See Attached]

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F-1

EXHIBIT G — CLEANING SPECIFICATIONS

attached to and made a part of Lease bearing the

Lease Reference Date of January 27, 2014 between

RAR2-CROSBY CORPORATE CENTER QRS, INC., as Landlord, and

ASPEN TECHNOLOGY, INC., as Tenant

I.                                        OFFICE AREAS

A.                                    Daily - business days (Mon-Fri, 6:00 pm — 10:00 pm, excluding holidays)

1.              Thoroughly vacuum all carpeted areas including edges and corners.

2.              Empty and clean all waste receptacles and remove waste material from the premises: change wastebasket liners as necessary. Wash receptacles as needed.

3.              Sweep and dust mop all uncarpeted areas using a dust treated mop

4.              Vacuum carpeting and rugs in all traffic and main areas. Check for, and vacuum all obvious debris under desks, behind and under waste containers, including interior walk-off mats if present.

5.              Clean conference room tables, and place chairs under desks or tables in orderly fashion.

6.              Spot clean glass on tenant entrance doors and interior glass partitions.

7.              Spot clean by damp wiping fingerprints, smears and smudges on walls, doors, frames, kick and push plates, handles, and light switches.

8.              Clean spots and stains on rug and V.C.T.

9.              Damp wipe all Formica counter tops, sinks, and table tops.

10.       Wash clean all water fountains and adjacent floor area.

11.       Wipe clean all brass and other bright work.

12.       Remove all finger marks from private doors, light switches, and doorways.

13.       Upon completion of cleaning, all lights will be turned off, doors locked, and alarms engaged if applicable, leaving the premises in an orderly condition.

14.       Hand dust and wipe clean with treated clothes, all horizontal surfaces, including furniture, office equipment, to include telephones and other lightweight desk equipment.

B.                                    Weekly

1.              Wash all glass at tenant entrance doors and sidelights.

2.              Dust all closet shelving, coat racks, etc.

3.              Brush and hand dust all carpet edges and other areas inaccessible to vacuum attachments.

4.              Dust all ventilation and air conditioning louvers and grills.

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5.              Windowsills, door ledges, chair rails and countertops, cubicle partition tops (with particular attention not to move any personal belongings, papers or fragile objects).

C.                                    Monthly

1.              Render high dusting not reached in nightly cleaning to include, but not limited to:

a.              Dusting of all pictures, frames, charts, graphs, and similar wall hangings.

b.              Dusting of all vertical surfaces, such as walls, partitions, doors and door frames, etc.

c.               Dusting of all pipes, ducts, and high moldings.

d.              Dusting of all vertical and horizontal blinds

2.              Move and vacuum clean underneath all furniture that can reasonably be moved.

II.                                   LAVATORIES

A.                                    Daily - business days (Mon-Fri, excluding holidays)

1.              Sweep, wash and rinse all floors thoroughly, using a disinfectant.

2.              Wash all basins, bowls, urinals, and shower stalls.

3.              Empty and clean paper towel and sanitary disposal receptacles.  Replace liners back into receptacles.

4.              Refill and maintain cleanliness, tissue holders, soap dispensers, towel dispenser, toilet tissue, and sanitary dispensers.

5.              A non-acidic sanitizing solution will be used in all lavatory cleaning.

6.              Wash and polish all mirrors, powder shelves, bright work, flushometers, piping and toilet seat hinges.

7.              Wash both sides of all toilet seats, clean basins and urinals

8.              Remove waste paper and refuse to designated areas on the premises.

9.              Check and refill, if necessary, all automatic deodorizing equipment

B.                                    Weekly

1.              Wash all partitions and walls

2.              Vacuum all air vents.

3.              Wipe down all high light fixtures.

4.              Flush floor drains with disinfectant

C.                                    Quarterly

1.              Machine scrub floors

2.              Wash all waste receptacle with germicidal solution

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III.                              LOBBIES AND COMMON AREAS

A.                                    Daily - business days (Mon-Fri, excluding holidays)

1.              Empty all wastebaskets and change liners, empty exterior cigarette urns, and ash trays.

2.              Vacuum rugs, mats and carpeted areas.

3.              Inspect carpet for spots and stains, removing where possible.

4.              Spot clean all interior glass in partitions, doors and lobbies.

5.              Clean and sanitize drinking fountains.

6.              Sweep and damp mop lobby floor and remove all excess water. (With special attention paid during winter months, to include vacuum walk-off mats and keep floors dry and safe).

7.              Clean entrance glass doors.

8.              Hand dust and wipe clean with treated cloths all furniture, window sills, railings, and planters.

9.              Dust and wash all directory signs in lobby and on tenant floors.

10.       Spot clean by damp wiping fingerprints, smears, smudges on walls, doors, and frames.

11.       Clean any and all metal work inside lobby.

12.       Clean any and all metal work surrounding building entrance doors.

13.       Dust handrails.

14.       Building exit stairways shall be policed nightly to remove all debris, damp mop as necessary to remove spills.  Monthly dust mop landings and stairs.  Spot clean and dust walls, handrails, and fixtures as necessary.

B.                                    Weekly

1.              Dust all artwork

2.              Dust air vents

IV.                               CAFETERIA/DINING & KITCHEN AREAS (If Applicable)

A.                                    Nightly

1.              Remove all trash and replace liners nightly.

2.              Remove dust from furniture, window ledges, radiators, coat racks, artificial plants, paintings and other wall decorations.

3.              Thoroughly wipe down all tables and chairs, including legs and bases.

4.              Put all tables and chairs back to original position.

5.              Wipe down all trash containers.

6.              Spot clean doors and walls especially around and behind trash receptacles.

7.              Thoroughly vacuum all carpeting and spot clean daily.

8.              Thoroughly dry-mop and damp mop all hard surfaces to remove all visible evidence of traffic patterns, dust, dirt, spills and stains.

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B.                                    Periodic

1.              Spray buff or high speed burnish all hard surface floors weekly.

2.              Clean and wash all ceiling vents as needed.

3.              Machine scrub all hard surfaces monthly

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EXHIBIT H-1 — 22 CROSBY RIGHT OF FIRST OFFER SPACE

attached to and made a part of Lease bearing the

Lease Reference Date of January 27, 2014 between

RAR2-CROSBY CORPORATE CENTER QRS, INC., as Landlord, and

ASPEN TECHNOLOGY, INC., as Tenant

[See Attached]

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H-1-1

EXHIBIT H-2 — 28 CROSBY RIGHT OF FIRST OFFER SPACE

attached to and made a part of Lease bearing the

Lease Reference Date of January 27, 2014 between

RAR2-CROSBY CORPORATE CENTER QRS, INC., as Landlord, and

ASPEN TECHNOLOGY, INC., as Tenant

[See Attached]

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H-2-1

EXHIBIT H-3 — 28 CROSBY SECOND FLOOR RIGHT OF FIRST OFFER SPACE

attached to and made a part of Lease bearing the

Lease Reference Date of January 27, 2014 between

RAR2-CROSBY CORPORATE CENTER QRS, INC., as Landlord, and

ASPEN TECHNOLOGY, INC., as Tenant

[See Attached]

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H-3-1

EXHIBIT I — FORM OF NOTICE OF LEASE

attached to and made a part of Lease bearing the

Lease Reference Date of January 27, 2014 between

RAR2-CROSBY CORPORATE CENTER QRS, INC., as Landlord, and

ASPEN TECHNOLOGY, INC., as Tenant

NOTICE OF LEASE

Pursuant to Massachusetts General Laws, Chapter 183, Section 4, notice is hereby given of the following Lease:

Landlord:	RAR2-CROSBY CORPORATE CENTER QRS, INC., a Maryland corporation, having a place of business at c/o RREEF, 4 Technology Drive, Westborough, Massachusetts 01581.

Tenant:	ASPEN TECHNOLOGY, INC., a Delaware corporation, having a place of business at 20 Crosby Drive, Bedford, Massachusetts 01730.

Date of Lease:	January , 2014.

Description of Leased Premises:

Approximately 142,673 rentable square feet located in the buildings known as and numbered 20 Crosby Drive, 22 Crosby Drive and 28 Crosby Drive, Bedford, Middlesex County, Massachusetts (collectively, the “Buildings”), as more particularly described hereinbelow. Subject to the terms and conditions of the Lease, the Leased Premises consists of approximately: (a) 78,689 rentable square feet in the building known as and numbered 20 Crosby Drive, Bedford, Massachusetts; (b) 27,185 rentable square feet on the second (2nd) floor of the building known as and numbered 28 Crosby Drive, Bedford, Massachusetts; and (c) 36,799 rentable square feet on the second (2nd) floor of the building known as and numbered 22 Crosby Drive, Bedford, Massachusetts.

For Landlord’s title to the Buildings, see Quitclaim Deed dated June 21, 2006, filed with the Middlesex South Registry District of the Land Court as Document No. 01414349. The legal description for the land upon which the Buildings are situated is more particularly described on Exhibit A attached hereto.

Term of Lease:	Approximately ten (10) years, five (5) months, beginning on the Commencement Date (as defined in the Lease).

Extension Options:	Two (2) options to extend for a term of five (5) years each.

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This instrument is executed as notice of the aforesaid Lease and is not intended, nor shall it be deemed, to vary or govern the interpretation of the terms and conditions thereof.

EXECUTED as a sealed instrument this            day of                                               , 2014.

LANDLORD:

RAR2-CROSBY CORPORATE CENTER QRS, INC., a Maryland corporation

By:
Name: David F. Crane
Title: Vice President

By:
Name: Joseph Cappelletti
Title: Vice President & Treasurer

TENANT:

ASPEN TECHNOLOGY, INC., a Delaware corporation

By:
Name: Antonio Pietri
Title: President & Chief Executive Officer

By:
Name: Roger Kuebel
Title: Treasurer

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COMMONWEALTH OF MASSACHUSETTS

Worcester, ss.

On this        day of                                           , 2014, before me, the undersigned notary public, personally appeared David F. Crane, proved to me through satisfactory evidence of identification, which was                                                 , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose as Vice President of RAR2-Crosby Corporate Center QRS, Inc., a Maryland corporation.

Notary Public
[AFFIX SEAL]	My commission expires:

STATE OF ILLINOIS

Cook County, ss.

On this        day of                                                   , 2014, before me, the undersigned notary public, personally appeared Joseph Cappelletti, proved to me through satisfactory evidence of identification, which was                                                             , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose as Vice President and Treasurer of RAR2-Crosby Corporate Center QRS, Inc., a Maryland corporation.

Notary Public
[AFFIX SEAL]	My commission expires:

                  OF

                                                      , ss.

On this        day of January, 2014, before me, the undersigned notary public, personally appeared Antonio Pietri, proved to me through satisfactory evidence of identification, which was                                                 , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose as President & Chief Executive Officer of Aspen Technology, Inc., a Delaware corporation.

Notary Public
[AFFIX SEAL]	My commission expires:

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                  OF

, ss.

On this        day of January, 2014, before me, the undersigned notary public, personally appeared Roger Kuebel, proved to me through satisfactory evidence of identification, which was                                                 , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose as Treasurer of Aspen Technology, Inc., a Delaware corporation.

Notary Public
[AFFIX SEAL]	My commission expires:

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Exhibit A

Legal Description

[See Attached]

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